                                     Oppenheimer Intermediate Municipal Fund
                                       Supplement dated July 1, 2002 to the
                                         Prospectus dated January 28, 2002

The Prospectus is changed as followed:

1.  The two paragraphs on page 13 following the heading "Portfolio Managers" are deleted and replaced with the following:

     Effective July 1, 2002, the Fund is managed by a portfolio management team comprised of Ronald Fielding and other investment professionals selected from the Manager's Rochester Division.  This portfolio management team is primarily responsible for the day-to-day management of the Fund's portfolio.  Mr. Fielding is a Senior Vice
President of the Manager (since January 1996) and a Vice President of the Fund.  Mr. Fielding serves in a similar capacity for other Oppenheimer funds.

July 1, 2002                                                                    PS0860.023
Oppenheimer Intermediate Municipal Fund

6803 South Tucson Way, Englewood, Colorado 80112
1-800-525-7048

Statement of Additional Information dated January 28, 2002, revised July 1, 2002

         This  Statement  of  Additional  Information  is  not a  prospectus.  This  document  contains  additional information  about the Fund and  supplements  information  in the  Prospectus  dated January 28, 2002. It should be
read  together  with  the   Prospectus,   which  may  be  obtained  by  writing  to  the  Fund's   Transfer  Agent,
OppenheimerFunds  Services,  at P.O.  Box 5270,  Denver,  Colorado  80217 or by calling the  Transfer  Agent at the
toll-free   number   shown  above  or  by   downloading   it  from  the   OppenheimerFunds   Internet   website  at
www.oppenheimerfunds.com.

Contents                                                                                                       Page

About the Fund

About Your Account

Financial Information About the Fund

A B O U T  T H E  F U N D

Additional Information About the Fund's Investment Policies and Risks

The investment  objective and the principal  investment policies of the Fund are described in the Prospectus.  This
Statement  of  Additional  Information  contains  supplemental  information  about those  policies and the types of securities  that the Fund's  investment  Manager,  OppenheimerFunds,  Inc.,  can  select  for the Fund.  Additional explanations are also provided about the strategies the Fund may use to try to achieve its objective.

The Fund's  Investment  Policies.  The  composition of the Fund's  portfolio and the techniques and strategies that the Fund's  Manager uses in selecting  portfolio  securities  will vary over time.  The Fund is not required to use all of the investment  techniques and strategies  described below at all times in seeking its goal. It may use some of the special investment techniques and strategies at some times or not at all.

         The Fund does not make  investments with the objective of seeking capital growth.  However,  the values of the securities  held by the Fund may be affected by changes in general  interest rates and other factors,  prior to their maturity.  Because the current values of debt  securities vary inversely with changes in prevailing  interest rates,  if interest  rates  increase  after a security is  purchased,  that  security  will normally fall in value.
Conversely, should interest rates decrease after a security is purchased, normally its value will rise.

         However,  those  fluctuations  in value will not generally  result in realized gains or losses to the Fund unless  the Fund  sells the  security  prior to the  security's  maturity.  A debt  security  held to  maturity  is redeemable  by its issuer at full  principal  value plus  accrued  interest.  The Fund does not  usually  intend to dispose of securities prior to their maturity,  but may do so for liquidity  purposes,  or because of other factors affecting the issuer that cause the Manager to sell the particular  security.  In that case, the Fund could realize a capital gain or loss on the sale.

         There are  variations  in the credit  quality of municipal  securities,  both within a  particular  rating classification and between  classifications.  These variations depend on numerous factors.  The yields of municipal securities depend on a number of factors,  including general  conditions in the municipal  securities  market,  the size of a particular  offering,  the maturity of the obligation and rating (if any) of the issue. These factors are discussed in greater detail below.

         |X| Portfolio  Turnover.  A change in the securities held by the Fund from buying and selling  investments is known as "portfolio  turnover."  Short-term  trading increases the rate of portfolio turnover and could increase the Fund's  transaction costs.  However,  the Fund ordinarily incurs little or no brokerage expense because most of the Fund's portfolio transactions are principal trades that do not require payment of brokerage commissions.

         The Fund  ordinarily  does not trade  securities  to  achieve  capital  gains,  because  they would not be tax-exempt  income. To a limited degree,  the Fund may engage in short-term trading to attempt to take advantage of short-term  market  variations.  It may also do so to dispose of a portfolio  security prior to its maturity.  That might be done if, on the basis of a revised credit  evaluation of the issuer or other  considerations,  the Manager believes  such  disposition  is  advisable  or the Fund needs to generate  cash to satisfy  requests to redeem Fund shares.  In those  cases,  the Fund may  realize a  capital  gain or loss on its  investments.  The  Fund's  annual portfolio turnover rate normally is not expected to exceed 100%.

Municipal  Securities.  The  types of  municipal  securities  in which the Fund may  invest  are  described  in the
Prospectus  under  "About the  Fund's  Investments."  Municipal  securities  are  generally  classified  as general obligation  bonds,  revenue bonds and notes. A discussion of the general  characteristics  of these principal types of municipal securities follows below.

         |X| Municipal  Bonds.  We have  classified  municipal  securities  having a maturity (when the security is issued) of more than one year as "municipal  bonds." The principal  classifications  of long-term  municipal  bonds are "general obligation" and "revenue" (including  "industrial  development") bonds. They may have fixed,  variable or floating rates of interest, as described below.

         Some bonds may be  "callable,"  allowing the issuer to redeem them before their  maturity date. To protect bondholders,  callable  bonds may be issued with  provisions  that  prevent  them from being called for a period of time.  Typically,  that is 5 to 10  years  from  the  issuance  date.  When  interest  rates  decline,  if the call protection  on a bond has expired,  it is more likely that the issuer may call the bond.  If that occurs,  the Fund might have to reinvest the proceeds of the called bond in bonds that pay a lower rate of return.

           |_| General  Obligation  Bonds.  The basic  security  behind  general  obligation  bonds is the issuer's pledge of its full faith and credit and taxing  power,  if any, for the  repayment of principal  and the payment of interest.  Issuers of general obligation bonds include states,  counties,  cities,  towns, and regional  districts.
The proceeds of these  obligations  are used to fund a wide range of public  projects,  including  construction  or improvement of schools,  highways and roads, and water and sewer systems.  The rate of taxes that can be levied for the payment of debt  service on these bonds may be limited or  unlimited.  Additionally,  there may be limits as to the rate or amount of special assessments that can be levied to meet these obligations.

           |_| Revenue  Bonds.  The  principal  security for a revenue bond is generally  the net revenues  derived from a particular facility,  group of facilities,  or, in some cases, the proceeds of a special excise tax or other specific revenue source.  Revenue bonds are issued to finance a wide variety of capital projects.  Examples include electric, gas, water and sewer systems; highways,  bridges, and tunnels; port and airport facilities;  colleges and universities; and hospitals.

         Although  the  principal  security  for these  types of bonds may vary  from  bond to bond,  many  provide additional  security in the form of a debt  service  reserve fund that may be used to make  principal  and interest payments  on the  issuer's  obligations.  Housing  finance  authorities  have a wide range of  security,  including partially or fully insured  mortgages,  rent subsidized and/or  collateralized  mortgages,  and/or the net revenues from housing or other public projects.  Some authorities  provide further security in the form of a state's ability
(without obligation) to make up deficiencies in the debt service reserve fund.

           |_| Industrial  Development Bonds.  Industrial  development bonds are considered  municipal bonds if the interest  paid is exempt from federal  income tax. They are issued by or on behalf of public  authorities  to raise money to finance  various  privately  operated  facilities for business and  manufacturing,  housing,  sports,  and pollution  control.  These bonds may also be used to finance  public  facilities  such as  airports,  mass  transit systems,  ports,  and parking.  The payment of the principal and interest on such bonds is dependent  solely on the ability of the  facility's  user to meet its  financial  obligations  and the pledge,  if any, of real and personal property financed by the bond as security for those payments.

         |_|  Private  Activity  Municipal  Securities.  The  Tax  Reform  Act  of  1986  (the  "Tax  Reform  Act")
reorganized,  as well as amended,  the rules  governing  tax  exemption  for interest on certain types of municipal securities.  The Tax Reform Act  generally  did not change the tax  treatment  of bonds  issued in order to finance governmental  operations.  Thus,  interest  on general  obligation  bonds  issued by or on behalf of state or local governments,  the  proceeds  of which are used to finance  the  operations  of such  governments,  continues  to be tax-exempt.  However,  the Tax  Reform Act  limited  the use of  tax-exempt  bonds for  non-governmental  (private)
purposes.  More  stringent  restrictions  were placed on the use of  proceeds  of such  bonds.  Interest on certain private  activity  bonds is taxable  under the revised  rules.  There is an exception  for  "qualified"  tax-exempt private  activity bonds,  for example,  exempt  facility bonds  including  certain  industrial  development  bonds, qualified mortgage bonds, qualified Section 501(c)(3) bonds, and qualified student loan bonds.

         In  addition,  limitations  as to the amount of  private  activity  bonds  which each state may issue were revised  downward  by the Tax Reform  Act,  which will  reduce  the supply of such  bonds.  The value of the Fund's portfolio could be affected if there is a reduction in the availability of such bonds.

         Interest  on  certain  private  activity  bonds  issued  after  August  7,  1986,  which  continues  to be tax-exempt,  will be treated as a tax preference item subject to the alternative  minimum tax (discussed  below) to which  certain  taxpayers are subject.  The Fund may hold  municipal  securities  the interest on which (and thus a proportionate share of the  exempt-interest  dividends paid by the Fund) will be subject to the Federal alternative minimum tax on individuals and corporations.

         The Federal  alternative  minimum  tax is designed to ensure that all persons who receive  income pay some tax, even if their regular tax is zero.  This is  accomplished  in part by including in taxable  income certain tax preference  items  that  are  used to  calculate  alternative  minimum  taxable  income.  The Tax  Reform  Act made tax-exempt  interest from certain  private  activity  bonds a tax preference  item for purposes of the  alternative minimum tax on individuals and corporations.  Any exempt-interest  dividend paid by a regulated  investment company will be treated as interest on a specific  private  activity bond to the extent of the  proportionate  relationship the interest the investment company receives on such bonds bears to all its exempt interest dividends.

         In addition,  corporate  taxpayers subject to the alternative  minimum tax may, under some  circumstances, have to include  exempt-interest  dividends in calculating  their  alternative  minimum taxable income.  That could occur in situations  where the "adjusted  current  earnings" of the  corporation  exceeds its  alternative  minimum taxable income.

         To determine  whether a municipal  security is treated as a taxable  private  activity bond, it is subject to a test for: (a) a trade or business  use and security  interest,  or (b) a private loan  restriction.  Under the trade or business use and security  interest  test, an obligation is a private  activity bond if: (i) more than 10%
of the bond  proceeds  are used for private  business  purposes and (ii) 10% or more of the payment of principal or interest on the issue is directly or indirectly  derived from such private use or is secured by the privately  used property  or the  payments  related to the use of the  property.  For  certain  types of uses,  a 5%  threshold  is substituted for this 10% threshold.

         The term "private  business use" means any direct or indirect use in a trade or business  carried on by an individual or entity other than a state or municipal  governmental  unit. Under the private loan  restriction,  the amount of bond  proceeds  that may be used to make private  loans is limited to the lesser of 5% or $5.0 million of the proceeds.  Thus,  certain issues of municipal  securities could lose their tax-exempt  status  retroactively if the issuer fails to meet certain  requirements  as to the  expenditure  of the proceeds of that issue or the use of the  bond-financed  facility.  The Fund makes no independent  investigation of the users of such bonds or their use of proceeds of the bonds.  If the Fund should hold a bond that loses its  tax-exempt  status  retroactively,  there might be an adjustment to the tax-exempt income previously distributed to shareholders.

         Additionally,  a private  activity bond that would otherwise be a qualified  tax-exempt  private  activity bond will not, under Internal  Revenue Code Section  147(a),  be a qualified bond for any period during which it is held by a person who is a  "substantial  user" of the  facilities  or by a "related  person" of such a  substantial user.  This  "substantial  user"  provision  applies  primarily  to exempt  facility  bonds,  including  industrial development  bonds.  The Fund may  invest  in  industrial  development  bonds  and other  private  activity  bonds.
Therefore,  the Fund may not be an appropriate  investment for entities which are  "substantial  users" (or persons related to  "substantial  users") of such exempt  facilities.  Those  entities and persons should consult their tax advisors before purchasing shares of the Fund.

         A "substantial  user" of such facilities is defined  generally as a "non-exempt  person who regularly uses part of a facility"  financed from the proceeds of exempt  facility bonds.  Generally,  an individual will not be a
"related  person" under the Internal  Revenue Code unless such  individual  or the  individual's  immediate  family
(spouse,  brothers,  sisters and immediate  descendants)  own directly or indirectly in the aggregate more than 50%
in value of the equity of a corporation or partnership  which is a "substantial  user" of a facility  financed from the proceeds of exempt facility bonds.

         |X| Municipal  Notes.  Municipal  securities  having a maturity (when the security is issued) of less than one year are generally  known as municipal  notes.  Municipal  notes  generally are used to provide for  short-term working capital needs. Some of the types of municipal notes the Fund can invest in are described below.

           |_| Tax  Anticipation  Notes.  These are  issued to finance  working  capital  needs of  municipalities.
Generally,  they are issued in anticipation of various  seasonal tax revenue,  such as income,  sales, use or other business taxes, and are payable from these specific future taxes.

           |_| Revenue  Anticipation  Notes.  These are notes  issued in  expectation  of receipt of other types of revenue, such as Federal revenues available under Federal revenue-sharing programs.

           |_| Bond  Anticipation  Notes.  Bond  anticipation  notes are issued to provide interim  financing until long-term  financing can be arranged.  The long-term bonds that are issued typically also provide the money for the repayment of the notes.

           |_| Construction Loan Notes.  These are sold to provide project  construction  financing until permanent financing can be secured.  After  successful  completion  and acceptance of the project,  it may receive  permanent financing through public agencies, such as the Federal Housing Administration.

         |X| Tax Exempt  Commercial  Paper.  This type of short-term  obligation  (usually having a maturity of 270 days or less) is issued by a municipality to meet current working capital needs.

         |X| Municipal Lease  Obligations.  The Fund's  investments in municipal  lease  obligations may be through certificates  of  participation  that are offered to investors by public  entities.  Municipal  leases may take the form of a lease or an  installment  purchase  contract  issued by a state or local  government  authority to obtain funds to acquire a wide variety of equipment and facilities.

         Some  municipal  lease  securities may be deemed to be "illiquid"  securities.  Their purchase by the Fund would be limited as described  below in "Illiquid  Securities."  From time to time the Fund may invest more than 5%
of its net assets in municipal  lease  obligations  that the Manager has  determined to be liquid under  guidelines set by the Board of Trustees. Those guidelines require the Manager to evaluate:
         |_| the frequency of trades and price quotations for such securities;
         |_| the number of dealers or other potential buyers willing to purchase or sell such securities;
         |_| the availability of market-makers; and
         |_| the nature of the trades for such securities.

         Municipal leases have special risk  considerations.  Although lease obligations do not constitute  general obligations  of the  municipality  for which the  municipality's  taxing power is pledged,  a lease  obligation  is ordinarily  backed by the  municipality's  covenant to budget for,  appropriate and make the payments due under the lease obligation.  However,  certain lease obligations contain  "non-appropriation"  clauses which provide that the municipality  has no  obligation  to make lease or  installment  purchase  payments in future years unless money is appropriated  for that purpose on a yearly basis.  While the obligation  might be secured by the lease, it might be difficult to dispose of that property in case of a default.

         Projects  financed with  certificates of participation  generally are not subject to state  constitutional debt  limitations or other statutory  requirements  that may apply to other municipal  securities.  Payments by the public entity on the  obligation  underlying the  certificates  are derived from available  revenue  sources.  That revenue  might be  diverted to the  funding of other  municipal  service  projects.  Payments  of  interest  and/or principal  with respect to the  certificates  are not  guaranteed and do not constitute an obligation of a state or any of its political subdivisions.

         In addition to the risk of  "non-appropriation,"  municipal lease  securities do not have as highly liquid a market as conventional municipal bonds.  Municipal leases, like other municipal debt obligations,  are subject to the risk of  non-payment  of interest or repayment of principal by the issuer.  The ability of issuers of municipal leases to make timely lease  payments  may be  adversely  affected in general  economic  downturns  and as relative governmental cost burdens are reallocated among federal,  state and local governmental  units. A default in payment of income would  result in a reduction  of income to the Fund.  It could also result in a reduction in the value of the municipal  lease and that,  as well as a default in repayment of  principal,  could result in a decrease in the net asset value of the Fund.  While the Fund holds such  securities,  the Manager will also evaluate the likelihood of a continuing market for these securities and their credit quality.

         |X| Duration of the Fund's  Portfolio.  The Fund can invest in debt securities of any maturity or duration but currently has an operating policy to maintain a  dollar-weighted  average effective  portfolio  duration of 4.5 to 8 years.  The goal is to try to manage the  sensitivity  of the Fund's  portfolio to changes in interest  rates, and in doing so to manage  the  volatility  of the Fund's  share  prices in  response  to those  changes.  However, unanticipated  events may change the effective  duration of a security  after the Fund buys it, and there can be no assurance that the Fund will achieve its targeted duration at all times.

         The Manager  determines  the  effective  duration of debt  obligations  purchased by the Fund  considering various factors that apply to a particular type of debt obligation,  including those described  below.  Duration is a measure of the expected life of a security on a current-value  basis expressed in years,  using calculations that consider the security's yield, coupon interest payments, final maturity and call features.

         While a debt  security's  maturity  can be used to measure  the  sensitivity  of the  security's  price to changes in interest  rates,  the term to maturity of a security does not take into account the pattern (or expected pattern) of the  security's  payments of interest or  principal  prior to  maturity.  Duration,  on the other hand, measures the length of the time  interval  from the present to the time when the interest  and  principal  payments are scheduled to be received  (or, in the case of a callable  bond,  when the interest  payments are expected to be received).  Duration  calculations  weigh them by the present value of the cash to be received at each future point in time.  If the interest  payments on a debt security  occur prior to the repayment of principal,  the duration of the  security is less than its stated  maturity.  For  zero-coupon  securities,  duration  and term to maturity are equal.

         Absent  other  factors,  the lower the stated or coupon rate of interest on a debt  security or the longer the maturity or the lower the  yield-to-maturity  of the debt  security,  the longer the duration of the  security.
Conversely,  the  higher  the  stated or coupon  rate of  interest,  the  shorter  the  maturity  or the higher the yield-to-maturity of a debt security, the shorter the duration of the security.

         Futures,  options  and  options on futures in general  have  duration's  that are  closely  related to the duration of the securities that underlie them.  Holding long futures  positions or call option positions (backed by liquid assets) will tend to lengthen the portfolio's duration.

         In some cases the standard  effective  duration  calculation  does not properly  reflect the interest rate exposure of a security.  For example,  floating and variable rate securities  often have final maturities of ten or more years.  However,  their  exposure to interest rate changes  corresponds to the frequency of the times at which their interest coupon rate is reset. In these and other similar  situations,  the Manager will use other analytical techniques  that  consider  the  economic  life of the  security  as  well as  relevant  macroeconomic  factors  in determining the Fund's effective duration.

         |X| Ratings of Municipal  Securities.  Ratings by ratings organizations such as Moody's Investors Service,
Standard & Poor's Ratings Service and Fitch,  Inc.  represent the respective rating agency's opinions of the credit quality of the municipal  securities they undertake to rate.  However,  their ratings are general  opinions and are not guarantees of quality.  Municipal securities that have the same maturity,  coupon and rating may have different yields,  while other  municipal  securities  that have the same maturity and coupon but different  ratings may have the same yield.

         Subsequent  to its purchase by the Fund,  a municipal  security may cease to be rated or its rating may be reduced  below  the  minimum  required  for  purchase  by the Fund.  Neither  event  requires  the Fund to sell the security,  but the Manager will consider such events in  determining  whether the Fund should  continue to hold the security.  To the extent that ratings given by Moody's,  Standard & Poor's,  or Fitch change as a result of changes in those  rating  organizations  or their  rating  systems,  the Fund will  attempt  to use  comparable  ratings as standards for investments in accordance with the Fund's investment policies.

         The Fund can buy  municipal  securities  that are  "pre-refunded."  The issuer's  obligation  to repay the principal value of the security is generally  collateralized  with U.S.  government  securities placed in an escrow account.  This  causes the  pre-refunded  security  to have  essentially  the same risks of default as a  AAA-rated security.

         The rating definitions of Moody's,  Standard & Poor's and Fitch for municipal  securities are contained in
Appendix A to this  Statement  of  Additional  Information.  The Fund can purchase  securities  that are unrated by nationally  recognized  rating  organizations.  The Manager will make its own  assessment of the credit  quality of unrated  issues the Fund buys.  The Manager will use  criteria  similar to those used by the rating  agencies,  and assign a rating  category to a security  that is  comparable  to what the Manager  believes a rating  agency  would assign to that  security.  However,  the  Manager's  rating does not  constitute  a  guarantee  of the quality of a particular issue.

         |_|  Special  Risk of  Lower-Grade  Securities.  Lower  grade  securities  may  have a higher  yield  than securities  rated  in the  higher  rating  categories.  In  addition  to  having a  greater  risk of  default  than higher-grade  securities,  there may be less of a market for these  securities.  As a result  they may be harder to sell at an acceptable  price.  The  additional  risks mean that the Fund may not receive the  anticipated  level of income  from  these  securities,  and the  Fund's  net asset  value may be  affected  by  declines  in the value of lower-grade  securities.  However,  because the added risk of lower quality securities might not be consistent with the Fund's policy of preservation of capital,  the Fund limits its investments in lower quality  securities.  While securities  rated  "Baa" by Moody's or "BBB" by Standard & Poor's,  are  investment  grade,  they may be subject to special risks and have some speculative characteristics.

Other  Investment  Techniques and Strategies.  In seeking its objective,  the Fund may from time to time employ the types of investment  strategies and  investments  described  below. It is not required to use all of the strategies at all times and at times may not use them.

         The interest rate on a floating rate note is based on a stated  prevailing  market rate,  such as a bank's prime rate, the 91-day U.S.  Treasury Bill rate, or some other standard,  and is adjusted  automatically  each time such rate is adjusted.  The interest rate on a variable rate note is also based on a stated  prevailing market rate but is adjusted  automatically  at  specified  intervals of not less than one year.  Generally,  the changes in the interest rate on such  securities  reduce the  fluctuation  in their market value.  As interest  rates  decrease or increase,  the potential for capital  appreciation or depreciation is less than that for fixed-rate  obligations of the same maturity.  The Manager may determine that an unrated  floating rate or variable rate obligation  meets the
Fund's quality  standards by reason of being backed by a letter of credit or guarantee  issued by a bank that meets those quality standards.

         |X| Floating Rate and Variable Rate  Obligations.  Some fixed and variable rate  obligations have a demand feature that allows the Fund to tender the  obligation  to the issuer or a third party prior to its  maturity.  The tender may be at par value plus accrued interest, according to the terms of the obligation.

         Floating  rate and variable  rate demand notes that have a stated  maturity in excess of one year may have features that permit the holder to recover the principal amount of the underlying  security at specified  intervals not  exceeding  one year and upon not more than 30 days'  notice.  The issuer of that type of note  normally  has a corresponding  right in its discretion,  after a given period,  to prepay the outstanding  principal  amount of the note plus accrued interest. Generally the issuer must provide a specified number of days' notice to the holder.

         |X| Inverse  Floaters  and Other  Derivative  Investments.  Inverse  floaters  may offer  relatively  high current  income,  reflecting the spread between  long-term and short-term tax exempt interest rates. As long as the municipal  yield curve remains  relatively  steep and short-term  rates remain  relatively  low,  owners of inverse floaters will have the  opportunity  to earn interest at  above-market  rates because they receive  interest at the higher  long-term  rates but have paid for bonds with lower  short-term  rates.  If the yield  curve  flattens  and shifts upward,  an inverse  floater will lose value more quickly than a conventional  long-term bond. The Fund will invest in inverse  floaters to seek higher  tax-exempt  yields than are available from  fixed-rate  bonds that have comparable  maturities  and credit  ratings.  In some cases the holder of an inverse  floater may have an option to convert the floater to a fixed-rate bond, pursuant to a "rate-lock option."

         Some  inverse  floaters  have a  feature  known as an  interest  rate  "cap"  as part of the  terms of the investment.  Investing in inverse  floaters that have  interest rate caps might be part of a portfolio  strategy to try to maintain a high current  yield for the Fund when the Fund has invested in inverse  floaters  that expose the
Fund to the risk of short-term  interest rate  fluctuations.  "Embedded" caps can be used to hedge a portion of the
Fund's  exposure to rising  interest  rates.  When interest rates exceed a  pre-determined  rate, the cap generates additional  cash flows  that  offset  the  decline  in  interest  rates on the  inverse  floater,  and the hedge is successful.  However,  the Fund bears the risk that if interest  rates do not rise above the  pre-determined  rate, the cap (which is purchased for additional cost) will not provide additional cash flows and will expire worthless.

         Inverse  floaters are a form of derivative  investment.  Certain  derivatives,  such as options,  futures, indexed  securities and entering into swap  agreements,  can be used to increase or decrease the Fund's exposure to changing  security  prices,  interest  rates or other factors that affect the value of securities.  However,  these techniques  could result in losses to the Fund, if the Manager  judges market  conditions  incorrectly or employs a strategy that does not correlate well with the Fund's other  investments.  These techniques can cause losses if the counterparty  does not perform its  promises.  An  additional  risk of investing in municipal  securities  that are derivative  investments  is that their  market  value could be expected to vary to a much  greater  extent than the market  value of  municipal  securities  that are not  derivative  investments  but have  similar  credit  quality, redemption provisions and maturities.

         |X|  "When-Issued"  and   "Delayed-Delivery"   Transactions.   The  Fund  can  purchase  securities  on  a
"when-issued"  basis, and may purchase or sell such securities on a  "delayed-delivery"  (or "forward  commitment")
basis.  "When-issued"  or  "delayed-delivery"  refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery.

         When such  transactions  are negotiated  the price (which is generally  expressed in yield terms) is fixed at the time the commitment is made.  Delivery and payment for the securities  take place at a later date.  Normally the  settlement  date is within six months of the purchase of  municipal  bonds and notes.  However,  the Fund may, from time to time,  purchase  municipal  securities  having a settlement  date more than six months and possibly as long as two years or more  after the  trade  date.  The  securities  are  subject  to change in value  from  market fluctuation  during the settlement  period. The value at delivery may be less than the purchase price. For example, changes in interest  rates in a direction  other than that expected by the Manager  before  settlement  will affect the  value of such  securities  and may  cause  loss to the  Fund.  No  income  begins  to  accrue to the Fund on a when-issued security until the Fund receives the security at settlement of the trade.

         The Fund  will  engage  in  when-issued  transactions  in  order to  secure  what is  considered  to be an advantageous  price and yield at the time of entering into the obligation.  When the Fund engages in when-issued or delayed-delivery  transactions,  it relies on the buyer or seller, as the case may be, to complete the transaction.
Its  failure to do so may cause the Fund to lose the  opportunity  to obtain the  security  at a price and yield it considers advantageous.

         When the Fund engages in  when-issued  and  delayed-delivery  transactions,  it does so for the purpose of acquiring or selling securities  consistent with its investment  objective and policies or for delivery pursuant to options  contracts it has entered  into,  and not for the purposes of investment  leverage.  Although the Fund will enter into when-issued or delayed-delivery  purchase transactions to acquire securities,  the Fund may dispose of a commitment  prior to  settlement.  If the Fund  chooses to dispose of the right to acquire a  when-issued  security prior to its  acquisition  or to dispose of its right to deliver or receive  against a forward  commitment,  it may incur a gain or loss.

         At the time the Fund makes a  commitment  to  purchase  or sell a  security  on a  when-issued  or forward commitment  basis, it records the transaction on its books and reflects the value of the security  purchased.  In a sale  transaction,  it records the  proceeds to be received,  in  determining  its net asset  value.  The Fund will identify on its books  liquid  assets at least equal to the value of purchase  commitments  until the Fund pays for the investment.

         When-issued  transactions  and forward  commitments  can be used by the Fund as a defensive  technique  to hedge against anticipated  changes in interest rates and prices. For instance,  in periods of rising interest rates and falling  prices,  the Fund might sell securities in its portfolio on a forward  commitment  basis to attempt to limit its exposure to anticipated  falling  prices.  In periods of falling  interest  rates and rising prices,  the
Fund might sell  portfolio  securities  and purchase the same or similar  securities  on a  when-issued  or forward commitment basis, to obtain the benefit of currently higher cash yields.

         |X| Puts  and  Standby  Commitments.  When  the  Fund  buys a  municipal  security  subject  to a  standby commitment to repurchase the security,  the Fund is entitled to same-day  settlement  from the purchaser.  The Fund receives an exercise  price equal to the amortized  cost of the  underlying  security plus any accrued  interest at the time of  exercise.  A put  purchased  in  conjunction  with a municipal  security  enables the Fund to sell the underlying security within a specified period of time at a fixed exercise price.

         The Fund might  purchase a standby  commitment or put  separately in cash or it might acquire the security subject to the standby commitment or put (at a price that reflects that additional feature).

         The Fund  will  enter  into  these  transactions  only with  banks and  securities  dealers  that,  in the
Manager's  opinion,  present minimal credit risks. The Fund's ability to exercise a put or standby  commitment will depend  on the  ability  of the bank or  dealer  to pay for the  securities  if the put or  standby  commitment  is exercised.  If the bank or dealer should default on its obligation,  the Fund might not be able to recover all or a portion of any loss sustained from having to sell the security elsewhere.

         Puts and standby  commitments  are not  transferable  by the Fund.  They  terminate  if the Fund sells the underlying  security to a third party.  The Fund intends to enter into these  arrangements to facilitate  portfolio liquidity,  although such  arrangements  might enable the Fund to sell a security at a pre-arranged  price that may be higher than the prevailing  market price at the time the put or standby  commitment is exercised.  However,  the
Fund might refrain from exercising a put or standby  commitment if the exercise price is significantly  higher than the  prevailing  market price,  to avoid imposing a loss on the seller that could  jeopardize  the Fund's  business relationships with the seller.

         A put or standby commitment  increases the cost of the security and reduces the yield otherwise  available from the security.  Any consideration  paid by the Fund for the put or standby  commitment will be reflected on the
Fund's books as unrealized  depreciation  while the put or standby  commitment is held, and a realized gain or loss when  the put or  commitment  is  exercised  or  expires.  Interest  income  received  by the Fund  from  municipal securities  subject to puts or stand-by  commitments may not qualify as tax exempt in its hands if the terms of the put or  stand-by  commitment  cause  the Fund  not to be  treated  as the tax  owner  of the  underlying  municipal securities.

         |X| Repurchase  Agreements.  The Fund may acquire securities subject to repurchase  agreements.  It may do so for  liquidity  purposes to meet  anticipated  redemptions  of Fund  shares,  or pending the  investment  of the proceeds from sales of Fund shares, or pending the settlement of portfolio securities transactions.

         In a repurchase  transaction,  the Fund  acquires a security  from,  and  simultaneously  resells it to an approved  vendor for delivery on an agreed upon future  date.  The resale  price  exceeds the purchase  price by an amount that reflects an agreed-upon  interest rate  effective for the period during which the repurchase  agreement is in effect.  Approved vendors include U.S.  commercial  banks,  U.S.  branches of foreign banks or broker-dealers that have been  designated a primary dealer in government  securities,  which meet the credit  requirements  set by the Manager from time to time.

         The majority of these  transactions run from day to day.  Delivery pursuant to resale typically will occur within one to five days of the purchase.  Repurchase  agreements having a maturity beyond seven days are subject to the Fund's limits on holding illiquid  investments.  The Fund will not enter into transactions that will cause more than 25% of the Fund's total assets to be subject to repurchase agreements.

         Repurchase  agreements,  considered  "loans" under the Investment  Company Act, are  collateralized by the underlying security.  The Fund's repurchase  agreements require that at all times while the repurchase agreement is in effect,  the collateral's  value must equal or exceed the repurchase price to fully  collateralize the repayment obligation.

         The Manager will monitor the vendor's  creditworthiness  to confirm that the vendor is  financially  sound and will continuously  monitor the collateral's value.  However, if the vendor fails to pay the resale price on the delivery date,  the Fund may incur costs in disposing of the  collateral and may experience  losses if there is any delay in its ability to do so.

         |X| Illiquid and Restricted  Securities.  To enable the Fund to sell its holdings of a restricted security not registered  under the  Securities Act of 1933, the Fund might have to cause those  securities to be registered.
The expenses of  registering  restricted  securities  may be negotiated by the Fund with the issuer at the time the
Fund buys the securities.  When the Fund must arrange  registration because the Fund wishes to sell the security, a considerable  period  may  elapse  between  the time the  decision  is made to sell the  security  and the time the security  is  registered  so that the Fund  could sell it.  The Fund  would  bear the risks of any  downward  price fluctuation during that period.

         The Fund has  percentage  limitations  that apply to purchases of restricted and illiquid  securities,  as stated in the Prospectus.  Those percentage  restrictions do not limit purchases of restricted  securities that are eligible for resale to qualified  institutional  purchasers pursuant to Rule 144A under the Securities Act of 1933, provided  that those  securities  have been  determined to be liquid by the Board of Trustees of the Fund or by the
Manager  under  guidelines  approved  by the Board of  Trustees.  Those  guidelines  take into  account the trading activity for such securities and the availability of reliable pricing  information,  among other factors.  If there is a lack of trading  interest in a  particular  Rule 144A  security,  the Fund's  holding of that  security may be deemed to be illiquid.

         The Fund can also  acquire  restricted  securities  through  private  placements.  Those  securities  have contractual  restrictions on their public resale.  Those  restrictions might limit the Fund's ability to dispose of the securities and might lower the amount the Fund could realize upon the sale.

         |X| Loans of Portfolio  Securities.  To attempt to raise income or raise cash for liquidity purposes,  the
Fund may lend its portfolio  securities to brokers,  dealers and other financial  institutions.  There are risks in connection  with  securities  lending.  The Fund might  experience a delay in receiving  additional  collateral  to secure a loan,  or a delay in  recovery  of the  loaned  securities.  The Fund  presently  does not  intend to lend securities;  but if it does,  these loans  cannot  exceed 5% of the value of the Fund's total  assets.  Income from securities loans does not constitute exempt-interest income for the purpose of paying tax-exempt dividends.

         The Fund must receive collateral for a loan. Under current applicable  regulatory  requirements (which are subject to change),  on each  business  day the loan  collateral  must be at least equal to the value of the loaned securities.  It must consist of cash, bank letters of credit,  securities of the U.S. government or its agencies or instrumentalities,  or other cash  equivalents  in which the Fund is  permitted  to  invest.  To be  acceptable  as collateral,  letters of credit  must  obligate a bank to pay amounts  demanded by the Fund if the demand  meets the terms of the  letter.  The terms of the  letter of credit and the  issuing  bank both must be  satisfactory  to the
Fund.

         When it lends  securities,  the Fund  receives  amounts  equal to the  dividends or interest on the loaned securities.  It also  receives  one or more of (a)  negotiated  loan  fees,  (b)  interest  on  securities  used as collateral,  and (c) interest on short-term  debt  securities  purchased with the loan  collateral.  Either type of interest may be shared with the borrower.  The Fund may pay reasonable  finder's,  administrative  or other fees in connection with these loans.  The terms of the Fund's loans must meet applicable  tests under the Internal  Revenue
Code and must  permit  the Fund to  reacquire  loaned  securities  on five  days'  notice or in time to vote on any important matter.

         |X| Hedging.  The Fund can use hedging to attempt to protect  against  declines in the market value of its portfolio,  to  permit  the  Fund to  retain  unrealized  gains in the  value of  portfolio  securities  that  have appreciated, or to facilitate selling securities for investment reasons. To do so the Fund could:
         |_|  sell interest rate futures or municipal bond index futures,
         |_|  buy puts on such futures or securities, or
         |_|  write  covered  calls on  securities,  interest rate futures,  broadly-based  municipal  indices,  or municipal  bond index  futures.  The Fund can also write  covered  calls on debt  securities to attempt to increase the Fund's  income,  but that income would not be  tax-exempt.  Therefore it is unlikely that the
         Fund would write covered calls for that purpose.

         The Fund can also use  hedging  to  establish  a position  in the debt  securities  market as a  temporary substitute for purchasing  individual  debt  securities.  In that case the Fund would normally seek to purchase the securities, and then terminate that hedging position. For this type of hedging, the Fund could:
         |_|  buy interest rate futures or municipal bond index futures, or
         |_|  buy calls on such futures or on securities.

         The Fund is not  obligated  to use hedging  instruments,  even though it is  permitted  to use them in the
Manager's  discretion,  as described below. The Fund's strategy of hedging with futures and options on futures will be  incidental  to the  Fund's  investment  activities  in the  underlying  cash  market.  The  particular  hedging instruments the Fund can use are described below.  The Fund may employ new hedging  instruments and strategies when they are developed,  if those investment methods are consistent with the Fund's investment objective,  are approved by its Board, and are permissible under the Fund's investment restrictions and applicable regulations.

           |_| Futures.  The Fund can buy and sell futures contracts  relating to debt securities (these are called
"interest  rate futures") and municipal  bond indices  (these are referred to as "municipal  bond index  futures"), but only as a hedge against interest rate changes.

         An interest  rate future  obligates  the seller to deliver (and the  purchaser to take) cash or a specific type of debt  security  to settle the  futures  transaction.  Either  party  could  also  enter into an  offsetting contract to close out the futures position.

         A "municipal bond index" assigns  relative values to the municipal bonds in the index,  and is used as the basis for  trading  long-term  municipal  bond  futures  contracts.  Municipal  bond index  futures  are similar to interest rate futures except that  settlement is made only in cash.  The obligation  under the contract may also be satisfied by entering into an offsetting  contract.  The strategies  which the Fund employs in using municipal bond index futures are similar to those with regard to interest rate futures.

         No money is paid by or received by the Fund on the purchase or sale of a futures  contract.  Upon entering into a futures  transaction,  the Fund will be  required  to  deposit  an  initial  margin  payment in cash or U.S.
government  securities with the futures commission  merchant (the "futures  broker").  Initial margin payments will be deposited with the Fund's  custodian bank in an account  registered in the futures broker's name.  However,  the futures  broker can gain access to that account only under certain  specified  conditions.  As the future is marked to market (that is, its value on the Fund's books is changed) to reflect  changes in its market  value,  subsequent margin payments, called variation margin, will be paid to or by the futures broker daily.

         At any time  prior to the  expiration  of the  future,  the Fund may  elect to close out its  position  by taking an opposite  position at which time a final  determination  of variation  margin is made and additional cash is  required to be paid by or  released  to the Fund.  Any gain or loss is then  realized by the Fund on the Future for tax  purposes.  Although  interest  rate  futures by their terms call for  settlement  by the  delivery of debt securities,  in most cases the  obligation  is  fulfilled  without  such  delivery by entering  into an  offsetting transaction.  All futures  transactions are effected through a clearing house associated with the exchange on which the contracts are traded.

         The Fund may concurrently buy and sell futures  contracts in a strategy  anticipating  that the future the
Fund purchased  will perform  better than the future the Fund sold. For example,  the Fund might buy municipal bond futures and concurrently sell U.S.  Treasury bond futures (a type of interest rate future).  The Fund would benefit if municipal bonds outperform U.S. Treasury bonds on a  duration-adjusted  basis. There are risks that this type of futures  strategy will not be successful.  U.S.  Treasury bonds might perform better on a  duration-adjusted  basis than municipal  bonds,  and the  assumptions  about  duration that were used might be incorrect  (for example,  the duration of municipal bonds relative to U.S. Treasury bonds might turn out to be greater than anticipated).

           |_| Put and Call  Options.  The  Fund can buy and sell  certain  kinds of put  options  (puts)  and call options  (calls),  including  index  options,  securities  options  and options on futures.  These  strategies  are described below.

           |_| Writing  Covered  Call  Options.  The Fund can write (that is,  sell) call  options.  Calls the Fund sells may be listed on a securities or commodities  exchange or quoted on NASDAQ,  the automated  quotation  system of The Nasdaq  Stock  Market,  Inc.  or traded in the  over-the-counter  market.  Each call the Fund writes must be
"covered" while it is outstanding.  That means the Fund must own the investment on which the call was written.  The
Fund may write calls on futures contracts,  but if it does not own the futures contract or deliverable  securities, these calls must be covered by  securities  or other liquid  assets that the Fund owns and  segregates to enable it to  satisfy  its  obligations  if the call is  exercised.  Up to 20% of the Fund's  total  assets may be subject to calls.

         When the Fund  writes a call on a  security,  it  receives  cash (a  premium).The  Fund agrees to sell the underlying  investment  to a purchaser of a  corresponding  call on the same  security  during the call period at a fixed  exercise  price  regardless of market price changes  during the call period.  The call period is usually not more than nine months.  The exercise  price may differ from the market price of the underlying  security.  The Fund has retained the risk of loss that the price of the underlying  security may decline  during the call period.  That risk may be offset to some extent by the premium the Fund receives.  If the value of the  investment  does not rise above the call price,  it is likely that the call will lapse without being  exercised.  In that case the Fund would keep the cash premium and the investment.

         When  the  Fund  writes  a call on an  index,  it  receives  cash (a  premium).  If the  buyer of the call exercises  it, the Fund will pay an amount of cash equal to the  difference  between the closing  price of the call and the exercise price,  multiplied by the specified  multiple that determines the total value of the call for each point of difference.  If the value of the underlying  investment  does not rise above the call price,  it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium.

         The Fund's  custodian  bank, or a securities  depository  acting for the custodian  bank,  will act as the
Fund's escrow agent through the facilities of the Options Clearing  Corporation  ("OCC"),  as to the investments on which the Fund has written calls traded on exchanges,  or as to other acceptable  escrow  securities.  In that way, no margin will be required for such  transactions.  OCC will release the  securities on the expiration of the calls or upon the Fund's entering into a closing purchase transaction.

         When the Fund  writes an  over-the-counter  ("OTC")  option,  it will  enter  into an  arrangement  with a primary U.S.  Government  securities  dealer which will  establish a formula  price at which the Fund will have the absolute  right to  repurchase  that OTC option.  The formula  price would  generally be based on a multiple of the premium received for the option,  plus the amount by which the option is exercisable  below the market price of the underlying security (that is, the option is  "in-the-money").  When the Fund writes an OTC option, it will treat as illiquid (for purposes of its restriction on illiquid  securities) the mark-to-market  value of any OTC option held by it, unless the option is subject to a buy-back  agreement by the executing  broker.  The Securities and Exchange
Commission is  evaluating  whether OTC options  should be considered  liquid  securities.  The procedure  described above could be affected by the outcome of that evaluation.

         To terminate its  obligation  on a call it has written,  the Fund may purchase a  corresponding  call in a
"closing  purchase  transaction."  The Fund will then realize a profit or loss,  depending  upon whether the net of the amount of the option  transaction  costs and the  premium  received on the call the Fund wrote was more or less than the price of the call the Fund  purchased to close out the  transaction.  A profit may also be realized if the call lapses  unexercised,  because the Fund retains the underlying  investment and the premium  received.  Any such profits are considered  short-term  capital gains for Federal tax purposes,  as are premiums on lapsed calls.  When distributed by the Fund they are taxable as ordinary income.

         The Fund may also write  calls on futures  contracts  without  owning the futures  contract or  securities deliverable  under  the  contract.  To do so,  at the time the call is  written,  the Fund  must  cover the call by segregating  in escrow an equivalent  dollar value of liquid  assets.  The Fund will  segregate  additional  liquid assets if the value of the  escrowed  assets drops below 100% of the current  value of the future.  Because of this escrow  requirement,  in no circumstances  would the Fund's receipt of an exercise notice as to that future put the
Fund in a "short" futures position.

           |_| Writing Put Options.  The Fund can sell put options.  A put option on securities gives the purchaser the right to sell,  and the writer the  obligation to buy, the  underlying  investment at the exercise price during the option  period.  The Fund will not write puts if, as a result,  more than 20% of the Fund's  total assets would be required to be segregated to cover such put options.

         If the Fund writes a put, the put must be covered by liquid assets  identified  on the Fund's  books.  The premium  the Fund  receives  from  writing  a put  represents  a  profit,  as long as the  price of the  underlying investment  remains equal to or above the exercise price of the put. However,  the Fund also assumes the obligation during the option period to buy the underlying  investment  from the buyer of the put at the exercise  price,  even if the value of the investment  falls below the exercise price. If a put the Fund has written expires  unexercised, the  Fund  realizes  a gain in the  amount  of the  premium  less the  transaction  costs  incurred.  If the put is exercised,  the Fund must fulfill its obligation to purchase the underlying  investment at the exercise price. That price will  usually  exceed the market value of the  investment  at that time.  In that case,  the Fund may incur a loss if it  sells  the  underlying  investment.  That  loss  will be  equal  to the sum of the  sale  price  of the underlying  investment and the premium  received minus the sum of the exercise price and any transaction  costs the
Fund incurred.

         When writing a put option on a security,  to secure its obligation to pay for the underlying  security the
Fund will  deposit  in escrow  liquid  assets  with a value  equal to or  greater  than the  exercise  price of the underlying  securities.  The Fund therefore  forgoes the opportunity of investing the segregated  assets or writing calls against those assets.

         As long as the Fund's  obligation as the put writer  continues,  it may be assigned an exercise  notice by the  broker-dealer  through  which the put was sold.  That  notice will  require  the Fund to take  delivery of the underlying  security and pay the exercise  price.  The Fund has no control over when it may be required to purchase the underlying  security,  since it may be assigned an exercise  notice at any time prior to the termination of its obligation as the writer of the put. That  obligation  terminates upon expiration of the put. It may also terminate if, before it receives an exercise notice,  the Fund effects a closing purchase  transaction by purchasing a put of the same  series as it sold.  Once the Fund has been  assigned  an  exercise  notice,  it  cannot  effect a closing purchase transaction.

         The Fund may decide to effect a closing  purchase  transaction to realize a profit on an  outstanding  put option it has  written  or to  prevent  the  underlying  security  from being  put.  Effecting  a closing  purchase transaction  will also permit the Fund to write  another put option on the  security,  or to sell the  security and use the  proceeds  from the sale for  other  investments.  The Fund  will  realize  a profit or loss from a closing purchase  transaction  depending on whether the cost of the  transaction is less or more than the premium  received from writing the put option.  Any profits from writing puts are  considered  short-term  capital  gains for Federal tax purposes, and when distributed by the Fund, are taxable as ordinary income.

           |_|  Purchasing  Calls and Puts.  The Fund can buy calls on  securities,  broadly-based  municipal  bond indices,  municipal bond index futures and interest rate futures.  It can also buy calls to close out a call it has written, as discussed above. Calls the Fund buys may be listed on a securities or commodities  exchange,  or quoted on NASDAQ,  or traded in the  over-the-counter  market.  A call or put option may not be  purchased if the purchase would cause the value of all the Fund's put and call options to exceed 5% of its total assets.

         When the Fund  purchases a call (other than in a closing  purchase  transaction),  it pays a premium.  For calls on  securities  that the Fund  buys,  it has the right to buy the  underlying  investment  from a seller of a corresponding  call on the same  investment  during the call period at a fixed  exercise  price.  The Fund benefits only if (1) the call is sold at a profit  or (2) the call is  exercised  when the  market  price of the  underlying investment  is above the sum of the exercise  price plus the  transaction  costs and premium paid for the call.  If the call is not either  exercised or sold (whether or not at a profit),  it will become worthless at its expiration date. In that case the Fund will lose its premium payment and the right to purchase the underlying investment.

         The Fund can buy puts on debt  securities,  municipal  bond indices,  and interest rate or municipal  bond index futures,  whether or not it owns the underlying investment.  When the Fund purchases a put, it pays a premium and,  except as to puts on  indices,  has the  right to sell the  underlying  investment  to a seller of a put on a corresponding  investment  during the put period at a fixed  exercise  price.  Puts on  municipal  bond indices are settled in cash.

         Buying a put on an investment  the Fund does not own (such as an index or future)  permits the Fund either to resell the put or to buy the  underlying  investment  and sell it at the exercise  price.  The resale price will vary  inversely to the price of the  underlying  investment.  If the market price of the  underlying  investment is above the  exercise  price  and,  as a result,  the put is not  exercised,  the put will  become  worthless  on its expiration date.

         Buying a put on a debt  security,  interest  rate  future or  municipal  bond  index  future the Fund owns enables  the Fund to  protect  itself  during  the put  period  against  a decline  in the value of the  underlying investment  below the exercise price by selling the  investment at the exercise price to a seller of  corresponding put. If the market price of the  underlying  investment  is equal to or above the exercise  price and, as a result, the put is not exercised or resold,  the put will become  worthless at its  expiration  date. In that case the Fund will, have paid the premium but lost the right to sell the underlying  investment.  However,  the Fund may sell the put prior to its expiration. That sale may or may not be at a profit.

           |_| Risks of Hedging with Options and Futures.  The use of hedging  instruments  requires special skills and knowledge of investment  techniques that are different than what is required for normal  portfolio  management.
If the  Manager  uses a hedging  instrument  at the wrong time or judges  market  conditions  incorrectly,  hedging strategies may reduce the Fund's returns.

         The Fund's option  activities  could affect its portfolio  turnover  rate and brokerage  commissions.  The exercise of calls  written by the Fund may cause the Fund to sell related  portfolio  securities,  thus  increasing its turnover  rate. The exercise by the Fund of puts on securities  will cause the sale of underlying  investments, increasing  portfolio  turnover.  Although  the  decision  whether to  exercise a put it holds is within the Fund's control,  holding a put might cause the Fund to sell the related  investments  for reasons  that would not exist in the absence of the put.

         The Fund  could  pay a  brokerage  commission  each time it buys a call or put,  sells a call,  or buys or sells an underlying  investment in connection with the exercise of a call or put. Such commissions  might be higher on a relative basis than the  commissions  for direct  purchases or sales of the underlying  investments.  Premiums paid for options are small in relation to the market value of the  underlying  investments.  Consequently,  put and call options  offer large  amounts of  leverage.  The  leverage  offered by trading in options  could result in the
Fund's net asset value being more sensitive to changes in the value of the underlying investment.

         If a covered  call  written by the Fund is exercised on an  investment  that has  increased in value,  the
Fund will be required to sell the  investment  at the call price.  It will not be able to realize any profit if the investment has increased in value above the call price.

         There is a risk in using short hedging by selling  interest rate futures and municipal  bond index futures or  purchasing  puts on municipal  bond indices or futures to attempt to protect  against  declines in the value of the  Fund's  securities.  The risk is that the  prices of such  futures  or the  applicable  index  will  correlate imperfectly  with the behavior of the cash (that is,  market) prices of the Fund's  securities.  It is possible for example,  that while the Fund has used  hedging  instruments  in a short hedge,  the market  might  advance and the value of debt securities held in the Fund's  portfolio might decline.  If that occurred,  the Fund would lose money on the hedging  instruments  and also  experience a decline in value of its debt  securities.  However,  while this could occur over a brief period or to a very small degree,  over time the value of a diversified  portfolio of debt securities will tend to move in the same direction as the indices upon which the hedging instruments are based.

         The risk of imperfect  correlation  increases as the composition of the Fund's portfolio diverges from the securities  included in the  applicable  index.  To compensate  for the imperfect  correlation  of movements in the price of debt  securities  being hedged and movements in the price of the hedging  instruments,  the Fund might use hedging  instruments in a greater dollar amount than the dollar amount of debt  securities  being hedged.  It might do so if the  historical  volatility  of the  prices  of the debt  securities  being  hedged  is  greater  than the historical volatility of the applicable index.

         The ordinary  spreads  between prices in the cash and futures  markets are subject to  distortions  due to differences  in the  natures of those  markets.  All  participants  in the  futures  markets  are subject to margin deposit and maintenance  requirements.  Rather than meeting additional margin deposit  requirements,  investors may close out futures contracts through  offsetting  transactions which could distort the normal  relationship  between the cash and  futures  markets.  From the point of view of  speculators,  the deposit  requirements  in the futures markets are less onerous than margin requirements in the securities  markets.  Therefore,  increased  participation by speculators in the futures markets may cause temporary price distortions.

         The Fund can use hedging  instruments  to establish a position in the  municipal  securities  markets as a temporary  substitute  for the purchase of individual  securities  (long  hedging).  It is possible that the market might  decline.  If the Fund then concludes not to invest in such  securities  because of concerns that there might be further  market decline or for other reasons,  the Fund will realize a loss on the hedging  instruments  that is not offset by a reduction in the purchase price of the securities.

         An option position may be closed out only on a market that provides  secondary  trading for options of the same series.  There is no assurance that a liquid secondary market will exist for a particular  option. If the Fund could not effect a closing  purchase  transaction  due to a lack of a market,  it would  have to hold the  callable investment until the call lapsed or was exercised, and could incur losses.

           |_| Interest  Rate Swap  Transactions.  In an interest rate swap,  the Fund and another  party  exchange their right to receive or their  obligation  to pay interest on a security.  For example,  they may swap a right to receive  floating rate payments for fixed rate payments.  The Fund can enter into swaps only on securities it owns.
The Fund may not  enter  into  swaps  with  respect  to more  than 25% of its  total  assets.  Also,  the Fund will segregate  liquid  assets  (such as cash or U.S.  government  securities)  to cover any  amounts it could owe under swaps that exceed the amounts it is entitled to receive,  and it will adjust that amount daily,  as needed.  Income from interest rate swaps may be taxable.

         Swap agreements  entail both interest rate risk and credit risk.  There is a risk that, based on movements of interest  rates in the future,  the payments made by the Fund under a swap agreement will have been greater than those  received  by it.  Credit risk  arises  from the  possibility  that the  counterparty  will  default.  If the counterparty  to an interest  rate swap  defaults,  the Fund's loss will  consist of the net amount of  contractual interest  payments  that  the  Fund  has not yet  received.  The  Manager  will  monitor  the  creditworthiness  of counterparties to the Fund's interest rate swap transactions on an ongoing basis.

         The Fund can enter into swap  transactions  with  appropriate  counterparties  pursuant to master  netting agreements.  A master netting agreement  provides that all swaps done between the Fund and that counterparty  under the master  agreement  shall be  regarded  as parts of an integral  agreement.  If on any date  amounts are payable under one or more swap  transactions,  the net amount  payable on that date shall be paid. In addition,  the master netting  agreement may provide that if one party defaults  generally or on one swap, the counterparty can terminate the swaps with that party.  Under  master  netting  agreements,  if there is a default  resulting  in a loss to one party,  that party's damages are calculated by reference to the average cost of a replacement  swap with respect to each swap.  The gains and losses on all swaps are then netted,  and the result is the  counterparty's  gain or loss on  termination.  The  termination  of all swaps and the netting of gains and losses on  termination  is  generally referred to as "aggregation."

           |_| Regulatory Aspects of Hedging  Instruments.  When using futures and options on futures,  the Fund is required to operate  within certain  guidelines  and  restrictions  established  by the Commodity  Futures  Trading
Commission (the "CFTC").  In particular,  the Fund is exempted from registration with the CFTC as a "commodity pool operator" if the Fund  complies  with the  requirements  of Rule 4.5 adopted by the CFTC.  That Rule does not limit the  percentage of the Fund's assets that may be used for Futures  margin and related  options  premiums for a bona fide  hedging  position.  However,  under the Rule the Fund must limit its  aggregate  initial  futures  margin and related  options  premiums  to no more  than 5% of the  Fund's  net  assets  for  hedging  strategies  that are not considered bona fide hedging  strategies  under the Rule.  Under the Rule, the Fund also must use short futures and options  on  futures  positions  solely  for bona fide  hedging  purposes  within  the  meaning  and  intent of the applicable provisions of the Commodity Exchange Act.

         Transactions in options by the Fund are subject to limitations  established by the option  exchanges.  The exchanges  limit the  maximum  number of  options  that may be  written  or held by a single  investor  or group of investors  acting in concert.  Those  limits apply  regardless  of whether the options were written or purchased on the same or different  exchanges,  or are held in one or more accounts or through one or more  different  exchanges or through  one or more  brokers.  Thus,  the number of options  that the Fund may write or hold may be affected by options written or held by other  entities,  including other  investment  companies  having the same advisor as the
Fund (or an advisor that is an affiliate of the Fund's  advisor).  The  exchanges  also impose  position  limits on futures  transactions.  An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

         Under the  Investment  Company  Act,  when the Fund  purchases an interest  rate future or municipal  bond index future,  it must maintain cash or readily  marketable  short-term debt  instruments in an amount equal to the market value of the investments underlying the future, less the margin deposit applicable to it.

         |X|  Temporary  Defensive and Interim  Investments.  The  securities  the Fund can invest in for temporary defensive purposes include the following:
              |_| short-term municipal securities;
              |_| obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities;
              |_|  corporate  debt  securities  rated within the three  highest  grades by a nationally  recognized rating agency;
              |_|  commercial  paper  rated "A-1" by Standard & Poor's,  or having a  comparable  rating by another nationally recognized-rating agency; and
              |_|  certificates of deposit of domestic banks with assets of $1 billion or more.

         |X|  Taxable  Investments.  While the Fund can invest up to 20% of its total  assets in  investments  that generate  income subject to income taxes,  it does not anticipate  investing  substantial  amounts of its assets in taxable  investments  under normal market conditions or as part of its normal trading  strategies and policies.  To the extent it invests in taxable  securities,  the Fund would not be able to meet its  objective of  providing  tax exempt income to its shareholders.  Taxable  investments  include,  for example,  hedging  instruments,  repurchase agreements, and some of the types of securities it would buy for temporary defensive purposes.

Investment Restrictions

         |X| What Are  "Fundamental  Policies?"  Fundamental  policies are those policies that the Fund has adopted to govern its  investments  that can be changed only by the vote of a "majority" of the Fund's  outstanding  voting securities.  Under the Investment  Company Act, such a "majority" vote is defined as the vote of the holders of the lesser of:
         |_|  67% or more of the shares present or represented  by proxy at a shareholder  meeting,  if the holders of more than 50% of the outstanding shares are present or represented by proxy, or
         |_|  more than 50% of the outstanding shares.

         The Fund's investment  objective is a fundamental  policy.  Other policies  described in the Prospectus or this Statement of Additional  Information are  "fundamental"  only if they are identified as such. The Fund's Board of Trustees can change  non-fundamental  policies without  shareholder  approval.  However,  significant changes to investment  policies will be described in  supplements or updates to the Prospectus or this Statement of Additional
Information, as appropriate. The Fund's most significant investment policies are described in the Prospectus.

         |X| Does the Fund  Have  Additional  Fundamental  Policies?  The  following  investment  restrictions  are fundamental policies of the Fund:

         |_| The Fund may not  borrow  money,  except to the  extent  permitted  under  the 1940 Act,  the rules or regulations  thereunder or any  exemption  therefrom  that is  applicable  to the Fund,  as such statute,  rules or regulations may be amended or interpreted from time to time.

         |_| The Fund  cannot  make  loans,  except  to the  extent  permitted  under  the 1940  Act,  the rules or regulations  thereunder or any  exemption  therefrom  that is  applicable  to the Fund,  as such statute,  rules or regulations may be amended or interpreted from time to time.

         |_| The Fund cannot buy  securities  or other  instruments  issued or guaranteed by any one issuer if more than 5% of its total  assets would be invested in  securities  or other  instruments  of that issuer or if it would then own more than 10% of that  issuer's  voting  securities.  This  limitation  applies to 75% of the Fund's total assets.  The limit does not apply to securities issued or guaranteed by the U.S.  government or any of its agencies or instrumentalities or securities of other investment companies.

         |_| The Fund  cannot  invest  25% or more of its total  assets in any one  industry.  That  limit does not apply to  securities  issued  or  guaranteed  by the U.S.  government  or its  agencies  and  instrumentalities  or securities issued by other investment companies.

         |_| The Fund cannot invest in real estate.  However,  the Fund can invest in municipal securities or other permissible securities or instruments secured by real estate or interests in real estate.

         |_| The Fund  cannot  underwrite  securities.  A  permitted  exception  is in case it is  deemed  to be an underwriter under the Securities Act of 1933 when reselling in securities held in its portfolio.

         |_| The Fund cannot issue "senior  securities," but this does not prohibit certain  investment  activities for which  assets  of the Fund are  designated  as  segregated  or margin  collateral  or escrow  arrangements  are established  to cover the related  obligations.  Examples of those  activities  include  borrowing  money,  reverse repurchase agreements,  delayed-delivery and when-issued  arrangements for portfolio securities  transactions,  and contracts to buy or sell derivatives, hedging instruments, options or futures.

      |X| Does the Fund Have  Additional  Non-Fundamental  Policies?  The Fund has  additional  operating  policies that are not  fundamental,  and which can be changed by the Board of Trustees  without  shareholder  approval.  The following investment restrictions are not fundamental policies of the Fund:

      |_|  Although  the Fund can invest 25% or more of its assets in a particular  segment of the  municipal  bond market, it will not invest 25% or more of its total assets in industrial revenue bonds in a single industry.

      |_| The Fund will not  purchase  or retain  securities  if, as a result,  the Fund would have more than 5% of its total assets  invested in securities of private  issuers  having a record of less than three years'  continuous operation,  or in  industrial  development  bonds if the  private  entity on whose  credit the  security  is based, directly or  indirectly,  is less than three  years old,  unless the  security is rated by a  nationally-recognized rating service. In each case, that period may include the operation of predecessor companies or enterprises.

      |_| The Fund will not invest in common  stock or any  warrants  related  to common  stocks.  These  operating policies are not fundamental policies.

         Unless the  Prospectus  or  Statement  of  Additional  Information  states that a  percentage  restriction applies on an ongoing basis,  it applies only at the time the Fund makes an investment.  In that case the Fund need not sell  securities to meet the percentage  limits if the value of the  investment  increases in proportion to the size of the Fund.

Diversification.  The Fund intends to be "diversified" as defined in the Investment  Company Act and to satisfy the restrictions  against  investing too much of its assets in any "issuer" as set forth in the restrictions  above. In implementing  this  policy,  the  identification  of the issuer of a  municipal  security  depends on the terms and conditions  of the  security.  When the  assets and  revenues  of an agency,  authority,  instrumentality  or other political  subdivision  are separate  from those of the  government  creating it and the security is backed only by the assets and revenues of the subdivision,  agency,  authority or  instrumentality,  the latter would be deemed to be the sole issuer.  Similarly,  if an industrial development bond is backed only by the assets and revenues of the non-governmental  user,  then that  user  would be deemed to be the sole  issuer.  However,  if in either  case the creating  government  or some other entity  guarantees a security,  the  guarantee  would be  considered a separate security and would be treated as an issue of such government or other entity.

Applying the Restriction  Against  Concentration.  To implement its policy not to concentrate its investments,  the
Fund  has  adopted  the  industry  classifications  set  forth  in  Appendix  B to  this  Statement  of  Additional
Information. Those industry classifications are not a fundamental policy.

         In  implementing  the Fund's  policy not to  concentrate  its  investments,  the Manager  will  consider a non-governmental  user of facilities  financed by industrial  development bonds as being in a particular  industry.
That is done  even  though  the  bonds  are  municipal  securities,  as to  which  the  Fund  has no  concentration limitation.  Although this application of the  concentration  restriction is not a fundamental  policy of the Fund, it will not be changed without shareholder approval.

How the Fund is Managed

Organization  and History.  The Fund is a diversified  investment  portfolio or "series" of  Oppenheimer  Municipal
Fund, an open-end,  diversified  management investment company organized as a Massachusetts business trust in 1986, with an unlimited number of authorized shares of beneficial interest.

         Oppenheimer  Municipal  Fund (and  therefore  the Fund as its series) is governed by a Board of  Trustees, which is responsible  for protecting the interests of  shareholders  under  Massachusetts's  law. The Trustees meet periodically throughout the year to oversee the Fund's activities,  review its performance,  and review the actions of the Manager.

         |X| Classes of Shares.  The Board of  Trustees  has the power,  without  shareholder  approval,  to divide unissued  shares of the Fund into two or more  classes.  The Board has done so,  and the Fund  currently  has three classes of shares,  Class A, Class B and Class C. All classes invest in the same investment  portfolio.  Each class of shares:
         |_|  has its own dividends and distributions,
         |_|  pays certain expenses which may be different for the different classes,
         |_|  may have a different net asset value,
|_|      may have separate  voting  rights on matters in which the  interests of one class are  different  from the interests of another class, and
         |_|  votes as a class on matters that affect that class alone.

         |X| Meetings of Shareholders.  As a series of a Massachusetts  business trust, the Fund is not required to hold,  and does not plan to hold,  regular  annual  meetings  of  shareholders.  The Fund will hold  meetings  when required to do so by the  Investment  Company Act or other  applicable  law. It will also do so when a  shareholder meeting is called by the Trustees or upon proper request of the shareholders.
         Shareholders  have the right,  upon the  declaration  in writing or vote of two-thirds of the  outstanding shares of Oppenheimer  Municipal  Fund, to remove a Trustee.  The Trustees will call a meeting of  shareholders  to vote on the removal of a Trustee upon the written  request of the record holders of 10% of the  outstanding  shares of Oppenheimer  Municipal Fund. If the Trustees  receive a request from at least 10 shareholders  stating that they wish to  communicate  with other  shareholders  to request a meeting to remove a Trustee,  the  Trustees  will then either  make the  shareholder  lists of  Oppenheimer  Municipal  Fund  available  to the  applicants  or mail their communication to all other shareholders at the applicants'  expense.  The shareholders making the request must have been  shareholders  for at least six months and must hold shares of series of Oppenheimer  Municipal Fund valued at
$25,000 or more or constituting at least 1% of the outstanding shares of Oppenheimer  Municipal Fund,  whichever is less. The Trustees may also take other action as permitted by the Investment Company Act.

           |_|  Shareholder  and Trustee  Liability.  The  Declaration of Trust  contains an express  disclaimer of
shareholder  or  Trustee  liability  for  the  Fund's  obligations.   It  also  provides  for  indemnification  and
reimbursement  of  expenses  out of the  Fund's  property  for  any  shareholder  held  personally  liable  for its obligations.  The  Declaration  of Trust also states that upon  request,  the Fund shall  assume the defense of any claim made  against a  shareholder  for any act or  obligation  of the Fund and shall  satisfy any judgment on that claim.  Massachusetts  law  permits a  shareholder  of a business  trust  (such as the Fund) to be held  personally liable as a "partner" under certain  circumstances.  However, the risk that a Fund shareholder will incur financial loss from being held liable as a "partner" of the Fund is limited to the relatively  remote  circumstances in which the Fund would be unable to meet its obligations.

         The  Fund's  contractual  arrangements  state  that any  person  doing  business  with the Fund  (and each shareholder  of the  Fund)  agrees  under the  Declaration  of Trust to look  solely to the  assets of the Fund for satisfaction  of any claim or demand that may arise out of any dealings  with the Fund.  The  Declaration  of Trust states that the Trustees shall have no personal liability to any such person, to the extent permitted by law.

Trustees and Officers of the Fund.  The Fund's  Trustees,  officers and their  principal  occupations  and business affiliations  during the past five years are listed below.  Trustees  denoted with an asterisk (*) below are deemed to be  "interested  persons" of the Fund under the  Investment  Company Act. All of the Trustees are also trustees, directors or managing general partners of the following Denver-based Oppenheimer funds1:

Oppenheimer Cash Reserves                                   Oppenheimer Select Managers
Oppenheimer Champion Income Fund                            Oppenheimer Senior Floating Rate Fund
Oppenheimer Capital Income Fund                             Oppenheimer Strategic Income Fund
Oppenheimer High Yield Fund                                 Oppenheimer Total Return Fund, Inc.
Oppenheimer International Bond Fund                         Oppenheimer Variable Account Funds
Oppenheimer Integrity Funds                                 Panorama Series Fund, Inc.
Oppenheimer Limited-Term Government Fund                    Centennial America Fund, L. P.
Oppenheimer Main Street Funds, Inc.                         Centennial California Tax Exempt Trust
Oppenheimer Main Street Opportunity Fund                    Centennial Government Trust
Oppenheimer Main Street Small Cap Fund                      Centennial Money Market Trust
Oppenheimer Municipal Fund                                  Centennial New York Tax Exempt Trust
Oppenheimer Real Asset Fund                                 Centennial Tax Exempt Trust

         Messrs.  Swain,  Murphy,  Wixted,  Zack,  Molleur,  Bishop  and  Farrar,  and Mses.  Feld and Ives who are
officers of the Fund,  respectively  hold the same offices with the other  Denver-based  Oppenheimer  funds.  As of
January 3, 2002, the Trustees and officers of the Fund as a group owned less than 1% of the  outstanding  shares of the  Fund.  The  foregoing  statement  does not  reflect  shares  held of record by an  employee  benefit  plan for employees of the Manager  other than shares  beneficially  owned under that plan by the officers of the Fund listed below. Mr. Murphy is a trustee of that plan.

James C. Swain, Chairman, Chief Executive Officer and Trustee, Age: 68.
6803 South Tucson Way, Englewood, Colorado 80112
Formerly  Vice Chairman of the Manager  (September  1988 - January 2, 2002);  formerly  President and a director of
Centennial  Asset  Management  Corporation,  a wholly-owned  subsidiary of the Manager and Chairman of the Board of
Shareholder Services, Inc., a transfer agent subsidiary of the Manager.

Edward L. Cameron, Trustee, Age: 63.
6803 South Tucson Way, Englewood, Colorado 80112
Formerly (from 1974-1999) a partner with PricewaterhouseCoopers LLC (an accounting firm) and Chairman, Price
Waterhouse LLP Global Investment management Industry Services Group (from 1994-1998).

F. William Marshall, Jr., Trustee Age: 59.
6803 South Tucson Way, Englewood, Colorado 80112
Formerly (until 1999) Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank); President, Chief Executive
Officer and Director of SIS Bankcorp., Inc. and SIS Bank (formerly Springfield Institution for Savings)
(1993-1999); Executive Vice President (until 1999) of Peoples Heritage Financial Group, Inc.; Chairman and Chief
Executive Office of Bank of Ireland First Holdings, Inc. and First New Hampshire Banks (1990-1993); Trustee
(since 1996) of MassMutual Institutional Funds and of MML Series Investment Fund (open-end investment companies).

John V. Murphy*, President and Trustee; Age: 52.
498 Seventh Avenue, New York, New York 10018
Chairman,  Chief  Executive  Officer and a director  (since July 2001) and  President  (since  August  2000) of the
Manager;  President  and a director  (since July 2001) of  Oppenheimer  Acquisition  Corp.,  the  Manager's  parent holding  company,  Oppenheimer  Partnership  Holdings,  Inc.,  a holding  company  subsidiary  of the  Manager  and
OppenheimerFunds  Legacy  Program,  a  charitable  trust  program  established  by the  Manager;  President,  Chief
Executive  Officer  and a director  (since July 2001) of OFI  Private  Investments,  Inc.,  an  investment  adviser subsidiary  of the  Manager;  Chairman  and a director  (since  July 2001) of  Shareholder  Services,  Inc.  and of
Shareholder  Financial Services,  Inc., transfer agent subsidiaries of the Manager; a director (since July 2001) of
HarbourView  Asset  Management  Corporation and of Oppenheimer  Real Asset  Management,  Inc.,  investment  adviser subsidiaries of the Manager;  a director (since November 2001) of Trinity  Investment  Management  Corporation,  an
investment  adviser subsidiary of the Manager;  President and a trustee of other Oppenheimer funds.  Formerly Chief
Operating  Officer of the  Manager  (August  2000-July  2001);  Executive  Vice  President  of  Massachusetts  Life
Insurance Company, the Manager's parent company (February  1997-August 2000);  President and director of MassMutual
Institutional  Funds,  MML  Series  Funds,  open-end  investment  companies  and a  director  of  David  L.  Babson
Acquisition  Corporation  (February  1997-October  2001);  Executive Vice President and Chief Operating  Officer of
David L.  Babson & Company  (1995-1997),  an  investment  advisor;  Chief  Operating  Officer  of  Concert  Capital
Management, Inc., an investment advisor (1993-1996).

William L. Armstrong, Trustee, Age: 65.
6803 South Tucson Way, Englewood, Colorado 80112
Chairman of the  following  private  mortgage  banking  companies:  Cherry Creek  Mortgage  Company  (since  1991),
Centennial  State Mortgage Company (since 1994),  The El Paso Mortgage  Company (since 1993),  Transland  Financial
Services,  Inc. (since 1997);  Chairman of the following private  companies:  Great Frontier  Insurance  (insurance agency) (since 1995) and Ambassador Media  Corporation  (since 1984);  Director of the following public  companies:
Storage Technology  Corporation  (computer  equipment  company) (since 1991),  Helmerich & Payne, Inc. (oil and gas drilling/production  company) (since 1992),  UNUMProvident  (insurance company) (since 1991);  formerly Director of
International  Family  Entertainment  (television  channel) (1992 - 1997) and Natec Resources,  Inc. (air pollution control  equipment  and  services  company)  (1991-1995),  Frontier  Real  Estate,  Inc.  (residential  real estate brokerage)  (1994-1999),  and Frontier Title (title  insurance  agency)  (1995-June  1999);  formerly U.S.  Senator
(January 1979-January 1991).

Robert G. Avis, Trustee, Age: 71.
6803 South Tucson Way, Englewood, Colorado 80112
Formerly,  (until February 2001) Director and President of A.G. Edwards Capital,  Inc.  (General Partner of private equity  funds),  formerly,  (until March 2000)  Chairman,  President and Chief  Executive  Officer of A.G.  Edwards
Capital,  Inc.; formerly,  (until March 1999) Vice Chairman and Director of A.G. Edwards, Inc. and Vice Chairman of
A.G.  Edwards & Sons, Inc. (its brokerage  company  subsidiary);  (until March 1999) Chairman of A.G. Edwards Trust
Company and A.G.E.  Asset  Management  (investment  advisor);  (until March 2000) a Director of A.G. Edwards & Sons and A.G. Edwards Trust Company.

George C. Bowen, Trustee, Age: 66.
6803 South Tucson Way, Englewood, Colorado 80112
Formerly  (until April 1999) Mr. Bowen held the following  positions:  Senior Vice President  (from September 1987)
and Treasurer (from March 1985) of the Manager;  Vice President  (from June 1983) and Treasurer  (since March 1985)
of  OppenheimerFunds,  Distributor,  Inc.,  a  subsidiary  of the Manager and the Fund's  Distributor;  Senior Vice
President  (since February 1992),  Treasurer  (since July 1991) Assistant  Secretary and a director (since December
1991) of Centennial  Asset Management  Corporation;  Vice President (since October 1989) and Treasurer (since April
1986) of  HarbourView  Asset  Management  Corporation;  President,  Treasurer and a director of Centennial  Capital
Corporation  (since June 1989);  Vice President and Treasurer  (since August 1978) and Secretary (since April 1981)
of Shareholder  Services,  Inc.; Vice President,  Treasurer and Secretary of Shareholder  Financial Services,  Inc.
(since  November 1989);  Assistant  Treasurer of Oppenheimer  Acquisition  Corp.  (since March 1998);  Treasurer of
Oppenheimer  Partnership  Holdings,  Inc. (since November 1989);  Vice President and Treasurer of Oppenheimer  Real
Asset  Management,  Inc.  (since July 1996);  Treasurer of  OppenheimerFunds  International  Ltd.  and  Oppenheimer
Millennium Funds plc (since October 1997).

Jon S. Fossel, Trustee, Age: 60.
6803 South Tucson Way, Englewood, Colorado 80112
Formerly  (until  October 1996)  Chairman and a director of the Manager;  President  and a director of  Oppenheimer
Acquisition Corp., Shareholder Services, Inc. and Shareholder Financial Services, Inc.

Sam Freedman, Trustee, Age: 62.
6803 South Tucson Way, Englewood, Colorado 80112
Formerly (until October 1994) Chairman and Chief Executive Officer of OppenheimerFunds  Services,  Chairman,  Chief
Executive Officer and a director of Shareholder Services,  Inc., Chairman,  Chief Executive Officer and director of
Shareholder Financial Services,  Inc., Vice President and director of Oppenheimer  Acquisition Corp. and a director of OppenheimerFunds, Inc.

C. Howard Kast, Trustee, Age: 80.
6803 South Tucson Way, Englewood, Colorado 80112
Formerly Managing Partner of Deloitte, Haskins & Sells (an accounting firm).

Robert M. Kirchner, Trustee, Age: 81.
6803 South Tucson Way, Englewood, Colorado 80112
President of The Kirchner Company (management consultants).

Ronald H. Fielding, Vice President and Portfolio Manager, Age: 52.
350 Linden Oaks, Rochester, NY 14625
Senior Vice  President  (since  January  1996) of the Manager;  Chairman of the  Rochester  Division of the Manager
(since January 1996); an officer and portfolio  manager of other  Oppenheimer  funds;  prior to joining the Manager in January 1996, he was President and a director of Rochester  Capital  Advisors,  Inc.  (1993 - 1995),  the Fund's
prior  investment  advisor,  and of Rochester Fund  Services,  Inc.  (1986 - 1995),  the Fund's prior  distributor;
President and a trustee of Limited Term New York Municipal Fund (1991 - 1995),  Oppenheimer  Convertible Securities
Fund (1986 - 1995) and Rochester Fund Municipals  (1986 - 1995);  President and a director of Rochester Tax Managed
Fund, Inc. (1982 - 1995) and of Fielding Management Company, Inc. (1982 - 1995), an investment advisor.

Robert G. Zack, Vice President and Secretary, Age: 54.
498 Seventh Avenue, New York, New York  10018
Acting General Counsel (since November 1, 2001),  Senior Vice President (since May 1985) of the Manager;  Assistant
Secretary of Shareholder  Services,  Inc. (since May 1985),  Shareholder  Financial Services,  Inc. (since November
1989);  OppenheimerFunds  International Ltd. and Oppenheimer  Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds; formerly Associate General Counsel of the Manager (May 1981-October 2001).

Katherine P. Feld, Assistant Secretary; Age: 42
498 Seventh Avenue, New York, New York 10018
Vice  President  and  Senior  Counsel  of the  Manager  (since  July  1999);  Vice  President  of  OppenheimerFunds
Distributor,  Inc.  (since  June  1990);  an officer of other  Oppenheimer  funds;  formerly a Vice  President  and
Associate Counsel of the Manager (June 1990 - July 1999).

Denis R. Molleur, Assistant Secretary; Age: 44
498 Seventh Avenue, New York, New York 10018
Vice  President  and Senior  Counsel of the  Manager  (since  July 1999);  an officer of other  Oppenheimer  funds;
formerly a Vice President and Associate Counsel of the Manager (September 1995 - July 1999).

Kathleen Ives, Assistant Secretary; Age: 36
6803 South Tucson Way, Englewood, CO 80112
Vice  President and Assistant  Counsel of the Manager  (since June 1998);  an officer of other  Oppenheimer  funds;
formerly an  Assistant  Vice  President  and  Assistant  Counsel of the  Manager  (August  1997 - June  1998);  and
Assistant Counsel of the Manager (August 1994-August 1997).

Brian W. Wixted, Treasurer and Principal Financial and Accounting Officer, Age: 43.
6803 South Tucson Way, Englewood, Colorado 80112
Senior  Vice  President  and  Treasurer  (since  March  1999)  of the  Manager;  Treasurer  (since  March  1999) of
HarbourView  Asset  Management  Corporation,   Shareholder  Services,   Inc.,  Oppenheimer  Real  Asset  Management
Corporation,  Shareholder  Financial  Services,  Inc. and Oppenheimer  Partnership  Holdings,  Inc., of OFI Private
Investments,  Inc. (since March 2000) and of OppenheimerFunds  International Ltd. and Oppenheimer  Millennium Funds
plc (since May 2000);  Treasurer  and Chief  Financial  Officer  (since  May 2000) of  Oppenheimer  Trust  Company;
Assistant  Treasurer (since March 1999) of Oppenheimer  Acquisition  Corp.; an officer of other Oppenheimer  funds;
formerly Principal and Chief Operating  Officer,  Bankers Trust Company - Mutual Fund Services Division (March 1995
- March 1999).

Robert J. Bishop, Assistant Treasurer, Age: 44.
6803 South Tucson Way, Englewood, Colorado 80112
Vice President of the Manager/Mutual Fund Accounting (since May 1996); an officer of other Oppenheimer funds.

Scott T. Farrar, Assistant Treasurer, Age: 37.
6803 South Tucson Way, Englewood, Colorado 80112
Vice  President  of the  Manager/Mutual  Fund  Accounting  (since May 1996);  Assistant  Treasurer  of  Oppenheimer
Millennium Funds plc (since October 1997); an officer of other Oppenheimer Funds.

         |X|  Remuneration of Trustees.  The officers of the Fund and one of the Trustees of the Fund (Mr.  Murphy)
are  affiliated  with the Manager and receive no salary or fee from the Fund.  The  remaining  Trustees of the Fund received the  compensation  shown below during the Fund's fiscal period ending September 30, 2001. The compensation from all of the  Oppenheimer  funds  represents that  compensation  which was received as a director,  trustee,  or member of a committee of the boards of those funds during the calendar  year 2001.  Mr. Swain was  affiliated  with the Manager until January 2, 2002.

--------------------------------------------- ------------------------------- ----------------------------------------
Trustee's Name                                          Aggregate                       Total Compensation
and Position                                           Compensation                    From all Denver-based
                                                        From Fund1                Oppenheimer Funds (41 funds) 2
--------------------------------------------- ------------------------------- ----------------------------------------
--------------------------------------------- ------------------------------- ----------------------------------------
William L. Armstrong                                       $459                               $78,865
Review Committee Member
--------------------------------------------- ------------------------------- ----------------------------------------
--------------------------------------------- ------------------------------- ----------------------------------------
Robert G. Avis                                             $496                               $79,452
Review Committee Member
--------------------------------------------- ------------------------------- ----------------------------------------
--------------------------------------------- ------------------------------- ----------------------------------------
George C.Bowen                                             $450                               $75,936
Review Committee Member
--------------------------------------------- ------------------------------- ----------------------------------------
--------------------------------------------- ------------------------------- ----------------------------------------
Edward L. Cameron                                          $398                               $75,794
Audit Committee Chairman
--------------------------------------------- ------------------------------- ----------------------------------------
--------------------------------------------- ------------------------------- ----------------------------------------
Jon S. Fossel                                              $533                               $84,177
Review Committee Chairman
--------------------------------------------- ------------------------------- ----------------------------------------
--------------------------------------------- ------------------------------- ----------------------------------------
Sam Freedman                                               $550                               $83,402
Review Committee Member
--------------------------------------------- ------------------------------- ----------------------------------------
--------------------------------------------- ------------------------------- ----------------------------------------
C. Howard Kast                                             $576                               $87,452
Audit Committee Member
--------------------------------------------- ------------------------------- ----------------------------------------
--------------------------------------------- ------------------------------- ----------------------------------------
Robert M. Kirchner                                         $525                               $79,452

--------------------------------------------- ------------------------------- ----------------------------------------
--------------------------------------------- ------------------------------- ----------------------------------------
F. William Marshall, Jr.                                   $327                               $69,922
Audit Committee Member
--------------------------------------------- ------------------------------- ----------------------------------------
* Effective  July 1, 2000,  William A. Baker and Ned M. Steel  resigned  as  Trustees of the Fund and  subsequently became Trustees  Emeritus of the Fund. For the fiscal year ended September 30, 2001,  Messrs.  Baker and Steel each received $386 aggregate  compensation  from the Fund and for the calendar year ended  December 31, 2001,  they each received  $60,000 total  compensation  from all  Denver-based  Oppenheimer  funds.  Effective April 5, 2001 Raymond
Kalinowski  resigned as Trustee of the Fund. For the fiscal year ended September 30, 2001, Mr. Kalinowski  received
$270 aggregate  compensation  from the Fund and for the calendar year ended December 31, 2001, he received  $20,901 total compensation from all Denver-based Oppenheimer funds.
1. For the Fund's fiscal year ended September 30, 2001.
2. For the 2001 calendar year.

         |X| Deferred  Compensation  Plan for Trustees.  The Board of Trustees has adopted a Deferred  Compensation
Plan for  disinterested  trustees  that  enables  them to elect to defer  receipt of all or a portion of the annual fees they are  entitled  to  receive  from the Fund.  Under the plan,  the  compensation  deferred  by a Trustee is periodically  adjusted as though an equivalent  amount had been invested in shares of one or more Oppenheimer funds selected  by the  Trustee.  The  amount  paid to the  Trustee  under the plan  will be  determined  based  upon the performance of the selected funds.

         Deferral of Trustees'  fees under the plan will not materially  affect the Fund's  assets,  liabilities or net income per share.  The plan will not  obligate  the Fund to retain the  services  of any  Trustee or to pay any particular  level of  compensation  to any  Trustee.  Pursuant to an Order  issued by the  Securities  and Exchange
Commission,  the Fund may invest in the funds selected by the Trustee under the plan without  shareholder  approval for the limited purpose of determining the value of the Trustee's deferred fee account.

         |X| Major  Shareholders.  As of January 3, 2002, the only persons who owned of record or who were known by the Fund to own beneficially 5% or more of any class of the Fund's outstanding shares were:

         MLPF & S, Attn.  Fund Admin.  #97HF3,  4800 Deer Lake Drive East,  Floor 3,  Jacksonville,  FL 32246-6486,
         which owned 113,606,619 Class B Shares, representing 8.03% of  the Class B Shares then outstanding.

The Manager.  The Manager is  wholly-owned  by  Oppenheimer  Acquisition  Corp.,  a holding  company  controlled by
Massachusetts Mutual Life Insurance Company.

         |X| Code of Ethics.  The Fund, the Manager and the  Distributor  have a Code of Ethics.  It is designed to detect and prevent  improper  personal  trading by certain  employees,  including  portfolio  managers,  that would compete  with or take  advantage  of the Fund's  portfolio  transactions.  Covered  persons  include  persons  with knowledge of the  investments  and  investment  intentions of the Fund and other funds advised by the Manager.  The
Code of Ethics does permit  personnel  subject to the Code to invest in securities,  including  securities that may be purchased or held by the Fund,  subject to a number of  restrictions  and controls.  Compliance with the Code of
Ethics is carefully monitored and enforced by the Manager.

         The Code of Ethics is an exhibit to the  Fund's  registration  statement  filed  with the  Securities  and
Exchange  Commission and can be reviewed and copied at the SEC's Public Reference Room in Washington,  D.C. You can
obtain   information  about  the  hours  of  operation  of  the  Public  Reference  Room  by  calling  the  SEC  at
1.202.942.8090.  The Code of Ethics can also be viewed as part of the Fund's  registration  statement  on the SEC's
EDGAR database at the SEC's internet  website at  www.sec.gov.  Copies may be obtained,  after paying a duplicating fee,  by  electronic  request at the  following  E-mail  address:  publicinfo@sec.gov.,  or by writing to the SEC's
Public Reference Section, Washington, D.C. 20549-0102.

         |X| The Investment  Advisory  Agreement.  The Manager provides investment advisory and management services to the Fund  under an  investment  advisory  agreement  between  the  Manager  and the Fund.  The  Manager  selects securities  for the Fund's  portfolio and handles its day-to day business.  The portfolio  managers of the Fund are employed by the Manager and are the people who are  principally  responsible  for the day-to-day  management of the
Fund's  investment  portfolio.  Other members of the Manager's  Fixed-Income  Portfolio  Team provide the portfolio managers with research and counsel in managing the Fund's investments.

         The  agreement  requires the Manager,  at its expense,  to provide the Fund with  adequate  office  space, facilities  and  equipment.  It  also  requires  the  Manager  to  provide  and  supervise  the  activities  of all administrative and clerical personnel  required to provide effective  corporate  administration for the Fund. Those responsibilities  include the  compilation and  maintenance of records with respect to the Fund's  operations,  the preparation and filing of specified  reports,  and the composition of proxy materials and  registration  statements for continuous public sale of shares of the Fund.

         The Fund pays expenses not expressly  assumed by the Manager  under the advisory  agreement.  The advisory agreement  lists examples of expenses paid by the Fund. The major  categories  relate to interest,  taxes,  fees to disinterested  Trustees,  legal and audit  expenses,  custodian  bank and transfer agent  expenses,  share issuance costs,  certain printing and registration  costs,  brokerage  commissions,  and non-recurring  expenses,  including litigation  costs.  The management  fees paid by the Fund to the Manager are  calculated at the rates  described in the  Prospectus,  which are applied to the assets of the Fund as a whole.  The fees are  allocated to each class of shares based upon the relative  proportion of the Fund's net assets  represented by that class. The management fees paid by the Fund to the Manager during its last three fiscal years are listed below.

---------------------------------------------- ---------------------------------------------------------------------

           Fiscal Year Ending 9/30                        Management Fee Paid to OppenheimerFunds, Inc.
---------------------------------------------- ---------------------------------------------------------------------
---------------------------------------------- ---------------------------------------------------------------------
                    1999                                                    $ 756,823
---------------------------------------------- ---------------------------------------------------------------------
---------------------------------------------- ---------------------------------------------------------------------
                    2000                                                    $ 699,909
---------------------------------------------- ---------------------------------------------------------------------
---------------------------------------------- ---------------------------------------------------------------------
                    2001                                                    $ 651,264
---------------------------------------------- ---------------------------------------------------------------------

         The investment  advisory  agreement states that in the absence of willful  misfeasance,  bad faith,  gross negligence  in the  performance  of its duties,  or reckless  disregard  for its  obligations  and duties under the investment  advisory  agreement,  the Manager is not liable for any loss  sustained by reason of any  investment of the Fund assets made with due care and in good faith.

         The  agreement  permits  the  Manager  to  act as  investment  advisor  for  any  other  person,  firm  or corporation.  The Manager can use the name  "Oppenheimer" in connection with other  investment  companies for which it or an  affiliate  is the  investment  advisor  or general  distributor.  If the  Manager  shall no longer act as investment  advisor to the Fund, the Manager can withdraw its permission to the Fund (and to Oppenheimer  Municipal
Fund) to use the name "Oppenheimer" as part of its name.

Brokerage Policies of the Fund

Brokerage  Provisions of the Investment Advisory  Agreement.  One of the duties of the Manager under the investment advisory agreement is to buy and sell portfolio  securities for the Fund. The investment  advisory agreement allows the Manager to use  broker-dealers to effect the Fund's portfolio  transactions.  Under the agreement,  the Manager may employ  those  broker-dealers  (including  "affiliated"  brokers,  as that term is  defined  in the  Investment
Company Act) that, in the Manager's best judgment based on all relevant  factors,  will implement the Fund's policy to obtain,  at reasonable  expense,  the "best execution" of portfolio  transactions.  "Best  execution"  refers to prompt and reliable  execution  at the most  favorable  price  obtainable.  The Manager  need not seek  competitive commission  bidding.  However,  the Manager is expected to minimize the commissions  paid to the extent  consistent with the interest and policies of the Fund as established by its Board of Trustees.

         Under the investment  advisory  agreement,  the Manager may select brokers that provide  brokerage  and/or research  services for the Fund and/or the other accounts over which the Manager or its affiliates  have investment discretion.  The commissions paid to such brokers may be higher than another  qualified broker would charge, if the
Manager makes a good faith  determination  that the  commission is fair and  reasonable in relation to the services provided.  Subject to those  other  considerations,  as a factor in  selecting  brokers  for the  Fund's  portfolio transactions,  the Manager may also consider sales of shares of the Fund and other investment  companies managed by the Manager or its affiliates.

Brokerage  Practices  Followed  by the  Manager.  The  Manager  allocates  brokerage  for the Fund  subject  to the provisions of the  investment  advisory  agreement and the  procedures  and rules  described  above.  Generally the
Manager's  portfolio traders allocate brokerage upon  recommendations  from the Manager's  portfolio  managers.  In certain  instances,  portfolio  managers may directly  place trades and  allocate  brokerage.  In either case,  the
Manager's executive officers supervise the allocation of brokerage.

         Most securities  purchases made by the Fund are in principal  transactions at net prices. The Fund usually deals  directly  with the  selling or  purchasing  principal  or market  maker  without  incurring  charges for the services of a broker on its behalf unless the Manager  determines  that a better price or execution may be obtained by using the  services of a broker.  Therefore,  the Fund does not incur  substantial  brokerage  costs.  Portfolio securities  purchased from  underwriters  include a commission or concession  paid by the issuer to the underwriter in the price of the security.  Portfolio  securities  purchased  from dealers  include a spread between the bid and asked price.

         The Fund  seeks to obtain  prompt  execution  of orders at the most  favorable  net  prices.  In an option transaction,  the Fund  ordinarily  uses the same broker for the purchase or sale of the option and any transaction in the investment to which the option relates.  Other funds advised by the Manager have  investment  objectives and policies  similar to those of the Fund.  Those other funds may purchase or sell the same  securities as the Fund at the same time as the Fund,  which could affect the supply and price of the securities.  When possible,  the Manager tries to combine  concurrent  orders to purchase or sell the same security by more than one of the accounts managed by the Manager or its  affiliates.  The  transactions  under  those  combined  orders are  averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

         The investment  advisory agreement permits the Manager to allocate  brokerage for research  services.  The research  services  provided by a particular  broker may be useful only to one or more of the advisory  accounts of the Manager and its  affiliates.  Investment  research  received by the Manager for the  commissions  paid by those other  accounts  may be  useful  both to the  Fund  and one or more of the  Manager's  other  accounts.  Investment research  services  may be  supplied to the Manager by a third  party at the  instance  of a broker  through  which trades are placed.  Investment  research  services  include  information  and analyses on particular  companies and industries  as well as  market  or  economic  trends  and  portfolio  strategy,  market  quotations  for  portfolio evaluations,  information systems,  computer hardware and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative  functions),  then only the percentage or component that provides assistance to the Manager in the investment  decision-making  process may be paid in commission dollars.

         The Board  permits  the Manager to use stated  commissions  on  secondary  fixed-income  agency  trades to obtain  research if the broker  represents to the Manager  that:  (i) the trade is not from or for the broker's own inventory,  (ii) the trade was  executed by the broker on an agency basis at the stated  commission,  and (iii) the trade is not a riskless  principal  transaction.  The Board of Trustees  permits the Manager to use  concessions on fixed-price offerings to obtain research, in the same manner as is permitted for agency transactions.

         The research  services  provided by brokers  broaden the scope and supplement  the research  activities of the Manager.  That research  provides  additional views and comparisons for  consideration and helps the Manager to obtain  market  information  for the valuation of  securities  that are either held in the Fund's  portfolio or are being  considered for purchase.  The Manager  provides  information to the Board of the Fund about the  commissions paid to brokers furnishing  research services,  together with the Manager's  representation that the amount of such commissions was reasonably related to the value or benefit of such services.

---------------------------------------------- ----------------------------------------------------------------------

           Fiscal Year Ended 9/30                          Total Brokerage Commissions Paid by the Fund1
---------------------------------------------- ----------------------------------------------------------------------
---------------------------------------------- ----------------------------------------------------------------------
                    1999                                                     $ 74,850
---------------------------------------------- ----------------------------------------------------------------------
---------------------------------------------- ----------------------------------------------------------------------
                    2000                                                      $11,510
---------------------------------------------- ----------------------------------------------------------------------
---------------------------------------------- ----------------------------------------------------------------------
                    2001                                                     $11,4702
---------------------------------------------- ----------------------------------------------------------------------
1.       Amounts do not include spreads or concessions on principal amounts on a net trade basis.
2.       In the fiscal year ended 9/30/01, there were no transactions directed to brokers for research services.

Distribution and Service Plans

The  Distributor.  Under its General  Distributor's  Agreement  with the Fund, the  Distributor  acts as the Fund's principal  underwriter  in the  continuous  public  offering of the  different  classes of shares of the Fund.  The
Distributor bears the expenses normally  attributable to sales,  including advertising and the cost of printing and mailing  prospectuses,  other than those  furnished to existing  shareholders.  The Distributor is not obligated to sell a specific number of shares.

The sales  charges and  concessions  paid to, or retained by, the  Distributor  from the sale of shares  during the
Fund's three most recent fiscal years,  and the contingent  deferred sales charges  retained by the  Distributor on the redemption of shares for the most recent fiscal year are shown in the tables below.

--------------- ------------------ ------------------- -------------------- ------------------- --------------------
                    Aggregate           Class A            Commissions         Commissions          Commissions
    Fiscal          Front-End          Front-End           on Class A           on Class B          on Class C
     Year         Sales Charges      Sales Charges           Shares               Shares              Shares
    Ended          on Class A         Retained by          Advanced by         Advanced by          Advanced by
    9/30:            Shares           Distributor2        Distributor1         Distributor1        Distributor1
--------------- ------------------ ------------------- -------------------- ------------------- --------------------
--------------- ------------------ ------------------- -------------------- ------------------- --------------------
     1999           $368,060            $78,085             $168,115             $184,312             $79,689
--------------- ------------------ ------------------- -------------------- ------------------- --------------------
--------------- ------------------ ------------------- -------------------- ------------------- --------------------
     2000            $90,064            $22,643              $20,322             $103,343             $25,677
--------------- ------------------ ------------------- -------------------- ------------------- --------------------
--------------- ------------------ ------------------- -------------------- ------------------- --------------------
     2001            $88,200            $24,230              $4,248              $65,219              $33,758
--------------- ------------------ ------------------- -------------------- ------------------- --------------------
1.       The  Distributor  advances  concession  payments to dealers  for  certain  sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.
2.       Includes amounts retained by a broker-dealer that is an affiliate or parent of the distributor.

------------------- ------------------------------ ------------------------------- ---------------------------------
                         Class A Contingent              Class B Contingent               Class C Contingent
Fiscal Year Ended      Deferred Sales Charges          Deferred Sales Charges           Deferred Sales Charges
      9/30:            Retained by Distributor        Retained by Distributor          Retained by Distributor
------------------- ------------------------------ ------------------------------- ---------------------------------
------------------- ------------------------------ ------------------------------- ---------------------------------
       2001                    $5,362                         $24,044                            $580
------------------- ------------------------------ ------------------------------- ---------------------------------

Distribution  and Service Plans.  The Fund has adopted a Service Plan for its Class A shares and  Distribution  and
Service  Plans for its Class B and Class C shares  under Rule 12b-1 of the  Investment  Company  Act.  Under  those plans,  the Fund makes payments to the  Distributor in connection  with the  distribution  and/or  servicing of the shares of the particular class.

         Each plan has been  approved by a vote of the Board of  Trustees of the Fund,  including a majority of the
Independent Trustees,2 cast in person at a meeting called for the purpose of voting on that plan.

         Under the plans,  the Manager  and the  Distributor  may make  payments  to  affiliates  and in their sole discretion,  from time to time,  may use their own  resources  (at no direct cost to the Fund) to make  payments to brokers,  dealers or other financial  institutions for distribution and administrative  services they perform.  The
Manager may use profits from the advisory fee it receives from the Fund.  The  Distributor  and the Manager may, in their sole  discretion,  increase or decrease the amount of payments  they make to plan  recipients  from their own resources.

         Unless a plan is terminated as described  below,  the plan continues in effect from year to year, but only if the  Fund's  Board  of  Trustees  and its  Independent  Trustees  specifically  vote  annually  to  approve  its continuance.  Approval  must be by a vote  cast in  person  at a  meeting  called  for the  purpose  of  voting  on continuing  the plan. A plan may be  terminated at any time by the vote of a majority of the  Independent  Trustees or by the vote of the  holders of a  "majority"  (as  defined in the  Investment  Company  Act) of the  outstanding shares of that class.

         The Board and the  Independent  Trustees  must approve all material  amendments to a plan. An amendment to increase  materially  the amount of  payments to be made under the plan must be  approved  by  shareholders  of the class  affected by the  amendment.  Because  Class B shares  automatically  convert  into Class A shares  after six years,  the Fund must obtain the approval of both Class A and Class B shareholders  for an amendment to the Class A plan that would  materially  increase the amount to be paid under that plan.  That approval must be by a "majority"
(as defined in the Investment Company Act) of the shares of each class, voting separately by Class.

         While the plans are in effect,  the Treasurer of the Fund shall provide  separate  written  reports on the plans to the Fund's Board of Trustees at least  quarterly  for its review.  The reports  shall detail the amount of all payments made under a plan and the purpose for which the payments  were made.  Those reports are subject to the review and approval of the Independent Trustees in the exercise of their fiduciary duty.

         Each plan  states  that while it is in effect,  the  selection  or  replacement  and  nomination  of those
Trustees  of the  Fund  who are  not  "interested  persons"  of the  Fund is  committed  to the  discretion  of the
Independent  Trustees.  This provision  does not prevent the  involvement of others in the selection and nomination process as long as the final  decision as to selection or nomination  is approved by a majority of the  Independent
Trustees.

         Under  the plan for a  class,  no  payment  will be made to any  recipient  in any  quarter  in which  the aggregate net asset value of all Fund shares held by the  recipient for itself and its customers  does not exceed a minimum amount,  if any, that may be set from time to time by a majority of the Fund's  Independent  Trustees.  The
Board of  Trustees  has set the fees at the  maximum  rate  allowed  under the plans and has set no  minimum  asset amount needed to qualify for payments.

         |X| Class A Service  Plan.  Under the Class A service plan,  the  Distributor  currently  uses the fees it receives  from the Fund to pay  brokers,  dealers  and  other  financial  institutions  (they  are  referred  to as
"recipients")  for personal  services and account  maintenance  services they provide for their  customers who hold
Class A shares.  The services include,  among others,  answering  customer  inquiries about the Fund,  assisting in establishing  and  maintaining  accounts in the Fund,  making the Fund's  investment  plans available and providing other services at the request of the Fund or the  Distributor.  The  Distributor  makes payments to plan recipients quarterly  at an  annual  rate not to exceed  0.25% of the  average  annual  net  assets of Class A shares  held in accounts of the service providers or their customers.

         For the  fiscal  year  ended  September  30,  2001,  payments  under the Plan for  Class A shares  totaled
$234,862,  all of which was paid by the  Distributor to recipients.  That included  $22,776 paid to an affiliate of the  Distributor.  Any unreimbursed  expenses the Distributor  incurs with respect to Class A shares for any fiscal year may not be recovered in subsequent  years.  The  Distributor  may not use payments  received under the Class A plan to pay any of its interest expenses, carrying charges, other financial costs, or allocation of overhead.

         |X| Class B and Class C Service and  Distribution  Plans.  Under each plan,  service fees and distribution fees are computed on the average of the net asset value of shares in the  respective  class,  determined  as of the close of each regular  business day during the period.  The Class B and Class C plans  provide for the  Distributor to be  compensated  at a flat rate,  whether  the  Distributor's  distribution  expenses  are more or less than the amounts paid by the Fund under the plans  during that period.  The types of services  that  recipients  provide for the service fee are similar to the services provided under the Class A plan, described above.

         The Class B and Class C plans permit the  Distributor  to retain both the  asset-based  sales  charges and the service fee on shares or to pay recipients the service fee on a quarterly  basis,  without  payment in advance.
The types of  services  that  recipients  provide  are  similar to the  services  provided  under the Class A plan, described  above.  However,  the  Distributor  presently  intends to pay  recipients the service fee on Class B and
Class C shares in  advance  for the first  year the  shares  are  outstanding.  After the  first  year  shares  are outstanding,  the Distributor  makes service fee payments  quarterly on those shares.  The advance payment is based on the net asset value of shares  sold.  Shares  purchased  by  exchange do not qualify for an advance  service fee payment.  If Class B or Class C shares are redeemed  during the first year after their  purchase,  the recipient of the service  fees on those  shares will be  obligated  to repay the  Distributor  a pro rata portion of the advance payment made on those shares.

         The  Distributor  retains the  asset-based  sales charge on Class B shares.  The  Distributor  retains the asset-based  sales  charge  on Class C shares  during  the  first  year the  shares  are  outstanding.  It pays the asset-based sales charge as an ongoing  concession to the dealer on Class C shares  outstanding for a year or more.
If a dealer has a special  agreement  with the  Distributor,  the  Distributor  will pay the Class B and/or Class C service fees and the asset-based  sales charge to the dealer  quarterly in lieu of paying the sales  concession and service fee in advance at the time of purchase.

         The  asset-based  sales  charge on Class B and Class C shares  allows  investors  to buy shares  without a front-end  sales  charge  while  allowing  the  Distributor  to  compensate  dealers  that sell those  shares.  The
Distributor's  actual  expenses  in selling  Class B and Class C shares may be more than the  payments  it receives from contingent  deferred sales charges  collected on redeemed  shares and from the Fund under the plans.  The Fund pays the asset-based  sales charge to the Distributor for its services  rendered in distributing  Class B and Class
C shares. The payments are made to the Distributor in recognition that the Distributor:
         |_|  pays sales  concessions  to authorized  brokers and dealers at the time of sale and pays service fees as described in the Prospectus,
         |_|  may  finance  payment  of sales  concessions  and/or  the  advance  of the  service  fee  payment  to recipients  under the  plans,  or may  provide  such  financing  from its own  resources  or from the resources of an affiliate,
         |_|  employs personnel to support distribution of shares, and
         |_|  bears the costs of sales  literature,  advertising  and  prospectuses  (other than those furnished to current  shareholders)  and  state  "blue  sky"  registration  fees and  certain  other  distribution expenses.
         |_| may not be able to  adequately  compensate  dealers  that  sell  Class B and  Class C  shares  without receiving  payment  under the plans and  therefore  may not be able to offer  such  Classes  for sale absent the plans,
         |_|  receives  payments under the plans  consistent  with the service fees and  asset-based  sales charges paid by other non-proprietary funds that charge 12b-1 fees,
         |_|  may use the  payments  under  the  plan to  include  the  Fund in  various  third-party  distribution programs that may increase sales of Fund shares,
         |_|  may  experience  increased  difficulty  selling  the  Fund's  shares if  payments  under the plan are discontinued  because most  competitor  funds have plans that pay dealers for rendering  distribution services as much or more than the amounts currently being paid by the Fund, and
         |_|  may  not be  able  to  continue  providing,  at the  same  or at a  lesser  cost,  the  same  quality distribution  sales  efforts and services,  or to obtain such  services from brokers and dealers,  if the plan payments were to be discontinued.

         When Class B or Class C shares are sold without the  designation of a  broker-dealer,  the  Distributor is automatically  designated as the broker-dealer of record.  In those cases, the Distributor  retains the service fee and asset-based sales charge paid on Class B and Class C shares.

         The  Distributor's  actual expenses in selling Class B and Class C shares may be more than the payments it receives  from the  contingent  deferred  sales  charges  collected on redeemed  shares and from the Fund under the plans.  If either the Class B or Class C plan is terminated  by the Fund,  the Board of Trustees may allow the Fund to continue  payments of the asset-based  sales charge to the Distributor for  distributing  shares before the plan was terminated.

 ----------------------------------------------------------------------------------------------------------------
                   Distribution Fees Paid to the Distributor in the Fiscal Year Ended 9/30/01
 ----------------------------------------------------------------------------------------------------------------
 --------------------- --------------------- --------------------- ----------------------- ----------------------
 Class:                       Total                 Amount             Distributor's           Distributor's
                                                                         Aggregate             Unreimbursed
                                                                        Unreimbursed           Expenses as %
                             Payments            Retained by              Expenses             of Net Assets
                            Under Plan           Distributor             Under Plan              of Class
 --------------------- --------------------- --------------------- ----------------------- ----------------------
 --------------------- --------------------- --------------------- ----------------------- ----------------------
 Class B Plan
                             $184,625              $143,867               $201,494                 1.03%
 --------------------- --------------------- --------------------- ----------------------- ----------------------
 --------------------- --------------------- --------------------- ----------------------- ----------------------
 Class C Plan
                             $176,739              $24,154                $415,655                 2.12%
 --------------------- --------------------- --------------------- ----------------------- ----------------------

         All  payments  under the Class B and Class C plans are subject to the  limitations  imposed by the Conduct
Rules of the  National  Association  of  Securities  Dealers,  Inc. on payments of  asset-based  sales  charges and service fees to NASD members.

Performance of the Fund

Explanation  of Performance  Terminology.  The Fund uses a variety of terms to illustrate  its  performance.  These terms include  "standardized  yield,"  "tax-equivalent  yield,"  "dividend  yield,"  "average annual total return,"
"cumulative  total return," "average annual total return at net asset value" and "total return at net asset value."
An  explanation  of how yields and total  returns are  calculated  is set forth  below.  The charts  below show the
Fund's  performance  as of its most recent  fiscal year end.  You can obtain  current  performance  information  by calling the Fund's  Transfer  Agent at  1.800.525.7048  or by visiting  the  OppenheimerFunds  Internet  website at
www.oppenheimerfunds.com.
------------------------

         The  Fund's  illustrations  of its  performance  data in  advertisements  must  comply  with  rules of the
Securities and Exchange  Commission.  Those rules  describe the types of performance  data that may be used and how it is to be  calculated.  In  general,  any  advertisement  by the Fund of its  performance  data must  include the average  annual total returns for the advertised  class of shares of the Fund.  Those returns must be shown for the
1, 5 and  10-year  periods  (or the life of the  class,  if less)  ending as of the most  recently  ended  calendar quarter prior to the  publication  of the  advertisement  (or its  submission  for  publication).  Certain types of yields may also be shown, provided that they are accompanied by standardized average annual total returns.

         Use of  standardized  performance  calculations  enables an investor to compare the Fund's  performance to the  performance  of other funds for the same periods.  However,  a number of factors  should be considered  before using the Fund's performance information as a basis for comparison with other investments:
         |_| Yields and total returns  measure the  performance of a hypothetical  account in the Fund over various periods and do not show the performance of each shareholder's  account.  Your account's  performance will vary from the model  performance  data if your  dividends  are received in cash, or you buy or sell shares during the period, or you bought your shares at a different time and price than the shares used in the model.
         |_| The Fund's performance returns do not reflect the effect of taxes on distributions.
         |_| An investment in the Fund is not insured by the FDIC or any other government agency.
         |_| The principal  value of the Fund's  shares,  and its yields and total returns are not  guaranteed  and normally will fluctuate on a daily basis.
         |_| When an investor's shares are redeemed, they may be worth more or less than their original cost.
         |_| Yields and total returns for any given past period represent  historical  performance  information and are not, and should not be considered, a prediction of future yields or returns.

         The  performance  of each class of shares is shown  separately,  because the  performance of each class of shares will usually be different.  That is because of the different kinds of expenses each class bears.  The yields and total  returns  of each  class of shares of the Fund are  affected  by market  conditions,  the  quality of the
Fund's investments,  the maturity of those investments,  the types of investments the Fund holds, and its operating expenses that are allocated to the particular class.

         |X| Yields.  The Fund uses a variety of different yields to illustrate its current returns.  Each class of shares calculates its yield separately because of the different expenses that affect each class.

           |_| Standardized  Yield. The "standardized  yield" (sometimes  referred to just as "yield") is shown for a class  of  shares  for a stated  30-day  period.  It is not  based on  actual  distributions  paid by the Fund to shareholders  in the 30-day  period,  but is a  hypothetical  yield based upon the net  investment  income from the
Fund's portfolio  investments for that period. It may therefore differ from the "dividend yield" for the same class of shares, described below.

         Standardized  yield  is  calculated  using  the  following  formula  set  forth in  rules  adopted  by the
Securities  and  Exchange  Commission,  designed to assure  uniformity  in the way that all funds  calculate  their yields:

                                                 Standardized Yield = 2 (a-b + 1) -1
                                                                        -----
                                                                          cd

         The symbols above represent the following factors:

         a =   dividends and interest earned during the 30-day period.

         b =   expenses accrued for the period (net of any expense assumptions).

         c =   the average  daily  number of shares of that class  outstanding  during the 30-day  period that were entitled to receive dividends.

         d =   the  maximum  offering  price per share of that class on the last day of the  period,  adjusted  for undistributed net investment income.

         The  standardized  yield for a particular  30-day period may differ from the yield for other periods.  The
SEC formula  assumes that the  standardized  yield for a 30-day  period  occurs at a constant  rate for a six-month period  and is  annualized  at the end of the  six-month  period.  Additionally,  because  each  class of shares is subject to  different  expenses,  it is likely that the  standardized  yields of the Fund's  classes of shares will differ for any 30-day period.

           |_| Dividend Yield. The Fund may quote a "dividend  yield" for each class of its shares.  Dividend yield is based on the  dividends  paid on a class of shares  during the actual  dividend  period.  To calculate  dividend yield,  the dividends of a class declared during a stated period are added  together,  and the sum is multiplied by
12 (to annualize the yield) and divided by the maximum offering price on the last day of the dividend  period.  The formula is shown below:
Dividend Yield = dividends paid x 12/maximum offering price (payment date)

         The maximum  offering  price for Class A shares  includes the current  maximum  initial sales charge.  The maximum  offering price for Class B and Class C shares is the net asset value per share,  without  considering  the effect of contingent  deferred sales charges.  The Class A dividend yield may also be quoted without  deducting the maximum initial sales charge.

           |_| Tax-Equivalent  Yield. The "tax-equivalent  yield" of a class of shares is the equivalent yield that would  have to be earned on a taxable  investment  to  achieve  the  after-tax  results  represented  by the Fund's tax-equivalent  yield.  It adjusts the Fund's  standardized  yield,  as calculated  above,  by a stated Federal tax rate.  Using different tax rates to show different tax equivalent  yields shows investors in different tax brackets the tax equivalent yield of the Fund based on their own tax bracket.

         The  tax-equivalent  yield is based on a 30-day period, and is computed by dividing the tax-exempt portion of the Fund's  current yield (as  calculated  above) by one minus a stated income tax rate.  The result is added to the portion (if any) of the Fund's current yield that is not tax-exempt.

         The  tax-equivalent  yield may be used to compare  the tax  effects of income  derived  from the Fund with income from taxable  investments  at the tax rates stated.  Your tax bracket is determined by your Federal  taxable income (the net amount subject to Federal income tax after deductions and  exemptions).  The  tax-equivalent  yield table  assumes that the investor is taxed at the highest  bracket,  regardless  of whether a switch to  non-taxable investments would cause a lower bracket to apply.

-----------------------------------------------------------------------------------------------------------------
                             The Fund's Yields for the 30-Day Periods Ended 9/30/01
-----------------------------------------------------------------------------------------------------------------
------------------- ------------------------------- ----------------------------- -------------------------------
                                                                                       Tax-Equivalent Yield
                          Standardized Yield               Dividend Yield           (39.60% Fed. Tax Bracket)

Class of
Shares
------------------- ------------------------------- ----------------------------- -------------------------------
------------------- -------------- ---------------- ------------- --------------- --------------- ---------------
                       Without          After         Without         After          Without          After
                        Sales           Sales          Sales          Sales           Sales           Sales
                       Charge          Charge          Charge         Charge          Charge          Charge
------------------- -------------- ---------------- ------------- --------------- --------------- ---------------
------------------- -------------- ---------------- ------------- --------------- --------------- ---------------
Class A                 4.21%           4.06%          4.87%          4.70%           6.97%           6.72%
------------------- -------------- ---------------- ------------- --------------- --------------- ---------------
------------------- -------------- ---------------- ------------- --------------- --------------- ---------------
Class B                 3.45%            N/A           4.15%           N/A            5.70%            N/A
------------------- -------------- ---------------- ------------- --------------- --------------- ---------------
------------------- -------------- ---------------- ------------- --------------- --------------- ---------------
Class C                 3.44%            N/A           4.16%           N/A            5.70%            N/A
------------------- -------------- ---------------- ------------- --------------- --------------- ---------------

         |X| Total  Return  Information.  There are  different  types of "total  returns"  to  measure  the  Fund's performance.  Total return is the change in value of a  hypothetical  investment  in the Fund over a given  period, assuming  that all  dividends  and capital gains  distributions  are  reinvested in additional  shares and that the investment is redeemed at the end of the period.  Because of differences in expenses for each class of shares,  the total returns for each class are  separately  measured.  The cumulative  total return  measures the change in value over the entire period (for example,  ten years).  An average  annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period.  However,  average annual total returns do not show actual year-by-year  performance.  The Fund uses standardized calculations for its total returns as prescribed by the SEC. The methodology is discussed below.

         In  calculating  total  returns  for  Class A  shares,  the  current  maximum  sales  charge of 3.5% (as a percentage  of the  offering  price) is deducted  from the  initial  investment  ("P")  (unless the return is shown without sales charge,  as described  below).  For Class B shares,  payment of the  applicable  contingent  deferred sales  charge is applied,  depending on the period for which the return is shown:  4.0% in the first year,  3.0% in the second year,  2.0% in the third and fourth  years,  1.0% in the fifth year,  and none  thereafter.  For Class C shares, the 1% contingent deferred sales charge is deducted for returns for the 1-year period.

           |_| Average  Annual Total Return.  The "average  annual total return" of each class is an average annual compounded  rate of return  for each year in a  specified  number of years.  It is the rate of return  based on the change in value of a  hypothetical  initial  investment  of $1,000 ("P" in the formula  below) held for a number of years ("n") to achieve an Ending  Redeemable  Value  ("ERV" in the  formula) of that  investment,  according to the following formula:

                                                 ERV - 1 = AVERAGE ANNUAL TOTAL RETURN

                                                -----
                                                  P

           |_| Cumulative Total Return. The "cumulative total return"  calculation  measures the change in value of a hypothetical  investment of $1,000 over an entire period of years.  Its calculation uses some of the same factors as average  annual total return,  but it does not average the rate of return on an annual basis.  Cumulative  total return is determined as follows:

                                                 ERV - P = TOTAL RETURN

                                                ---------
                                                    P

           |_| Total  Returns  at Net Asset  Value.  From time to time the Fund may also quote a  cumulative  or an average annual total return "at net asset value"  (without  deducting  sales charges) for Class A, Class B or Class
C shares.  Each is based on the  difference in net asset value per share at the beginning and the end of the period for a hypothetical  investment in that class of shares (without considering  front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions.

--------------------------------------------------------------------------------------------------------------------
                              The Fund's Total Returns for the Periods Ended 9/30/01
--------------------------------------------------------------------------------------------------------------------
---------------- ----------------------- ---------------------------------------------------------------------------
                    Cumulative Total                            Average Annual Total Returns
                   Returns (10 years
                   or life of class)

   Class of
    Shares
---------------- ----------------------- ---------------------------------------------------------------------------
---------------- ----------------------- ------------------------ ------------------------- ------------------------
                                                                           5-Year                   10-Year
                                                 1-Year              (or life of class)       (or life of class)
---------------- ----------------------- ------------------------ ------------------------- ------------------------
---------------- ----------- ----------- ------------ ----------- ------------ ------------ ------------ -----------
                 After       Without        After     Without        After       Without       After     Without
                 Sales       Sales          Sales     Sales          Sales        Sales        Sales     Sales
                   Charge      Charge      Charge       Charge      Charge       Charge       Charge       Charge
---------------- ----------- ----------- ------------ ----------- ------------ ------------ ------------ -----------
---------------- ----------- ----------- ------------ ----------- ------------ ------------ ------------ -----------
    Class A        71.58%      77.80%       4.43%       8.22%        4.47%        5.22%        5.55%       5.92%
---------------- ----------- ----------- ------------ ----------- ------------ ------------ ------------ -----------
---------------- ----------- ----------- ------------ ----------- ------------ ------------ ------------ -----------
    Class B       30.07%2     30.07%2       3.34%       7.34%        4.24%        4.41%       4.44%2       4.44%2
---------------- ----------- ----------- ------------ ----------- ------------ ------------ ------------ -----------
---------------- ----------- ----------- ------------ ----------- ------------ ------------ ------------ -----------
    Class C       36.94%3     36.94%3       6.43%       7.43%        4.43%        4.43%       4.10%3       4.10%3
---------------- ----------- ----------- ------------ ----------- ------------ ------------ ------------ -----------
1. Inception of Class A: 11/11/86.
2. Inception of Class B: 9/11/95.  Because Class B Shares convert to Class A Shares 72 months after  purchase,  the
   "life-of-class" return for Class B uses Class A performance for the period after conversion.
3.       Inception of Class C: 12/1/93.

Other Performance  Comparisons.  The Fund compares its performance annually to that of an appropriate broadly based market index in its Annual Report to  shareholders.  You can obtain that  information  by  contacting  the Transfer
Agent at the addresses or telephone  numbers shown on the cover of this  Statement of Additional  Information.  The
Fund may also compare its performance to that of other  investments,  including other mutual funds, or use rankings of its performance by independent ranking entities. Examples of these performance comparisons are set forth below.

         |X| Lipper  Rankings.  From time to time the Fund may publish the ranking of the performance of its shares by Lipper ("Lipper").  Lipper is a widely-recognized  independent mutual fund monitoring  service.  Lipper monitors the  performance of regulated  investment  companies,  including the Fund, and ranks their  performance for various periods in categories  based on investment  styles.  The  performance  of the Fund is ranked by Lipper  against all other  intermediate  municipal debt funds.  The Lipper  performance  rankings are in total returns that include the reinvestment  of capital  gain  distributions  and  income  dividends  but do not take sales  charges or taxes into consideration.  Lipper also  publishes  "peer-group"  indices of the  performance of all mutual funds in a category that it monitors and averages of the performance of the funds in particular categories.
         |X|  Morningstar  Rankings.  From time to time the Fund may publish the ranking  and/or star rating of the performance  of its  classes of shares by  Morningstar,  Inc.,  an  independent  mutual  fund  monitoring  service.
Morningstar  rates and ranks mutual  funds in broad  investment  categories:  domestic  stock funds,  international stock funds, taxable bond funds and municipal bond funds. The Fund is included in the municipal bond category.

         Morningstar   Proprietary  star  rankings  reflect  historical   risk-adjusted  total  investment  return.
investment  return.  For each  fund  with at least a  three-year  history,  Morningstar  calculates  a  Morningstar
RatingTM metric each month by subtracting the return on a 90-day U.S.  Treasury Bill from the fund's  load-adjusted return for the same period,  and then  adjusting  this excess  return for risk.  The top 10% of funds in each broad asset class  receive 5 stars,  the next 22.5%  receive 4 stars,  the next 35% receive 3 stars,  the 22.5% receive 2 stars and the bottom 10%  receive 1 star.  The  Overall  Morningstar  Rating for a fund is derived  from a weighted average of the  performance  figures  associated with its three-,  five- and ten-year (if  applicable)  Morningstar
Ratings metrics.

         The Fund may also compare its total  return  ranking to that of other funds in its  Morningstar  category, in addition to its star  ratings.  Those total  return  rankings  are  percentages  from one percent to one hundred percent and are not risk adjusted.  For example,  if a fund is in the 94th  percentile,  that means that 94% of the funds in the same category performed better than it did.

         |X| Performance  Rankings and Comparisons by Other Entities and  Publications.  From time to time the Fund may include in its advertisements and sales literature  performance  information about the Fund cited in newspapers and other  periodicals  such as The New York Times,  The Wall Street Journal,  Barron's,  or similar  publications.
That information may include  performance  quotations from other sources,  including  Lipper and  Morningstar.  The performance  of the Fund's Class A, Class B or Class C shares may be compared in  publications  to the  performance of various market indices or other investments,  and averages,  performance  rankings or other benchmarks  prepared by recognized mutual fund statistical services.

         Investors  may also wish to  compare  the  Fund's  Class A,  Class B or Class C returns  to the  return on fixed-income  investments  available from banks and thrift  institutions.  Those include  certificates  of deposit, ordinary  interest-paying  checking and savings accounts,  and other forms of fixed or variable time deposits,  and various other  instruments such as Treasury bills.  However,  the Fund's returns and share price are not guaranteed or insured by the FDIC or any other agency and will  fluctuate  daily,  while bank  depository  obligations  may be insured by the FDIC and may  provide  fixed  rates of return.  Repayment  of  principal  and payment of interest on
Treasury securities is backed by the full faith and credit of the U.S. government.

         From time to time, the Fund may publish  rankings or ratings of the Manager or Transfer Agent,  and of the investor services  provided by them to shareholders of the Oppenheimer  funds,  other than performance  rankings of the Oppenheimer funds  themselves.  Those ratings or rankings of shareholder and investor services by third parties may include  comparisons of their  services to those provided by other mutual fund families  selected by the rating or ranking  services.  They may be based upon the  opinions  of the rating or  ranking  service  itself,  using its research or judgment, or based upon surveys of investors, brokers, shareholders or others.

         From time to time the Fund may  include  in its  advertisements  and  sales  literature  the total  return performance of a hypothetical  investment  account that includes  shares of the Fund and other  Oppenheimer  funds.
The combined  account may be part of an  illustration of an asset  allocation  model or similar  presentation.  The account  performance  may combine total return  performance  of the Fund and the total return  performance of other
Oppenheimer funds included in the account.  Additionally,  from time to time, the Fund's  advertisements  and sales literature may include,  for  illustrative or comparative  purposes,  statistical data or other  information  about general or specific market and economic conditions. That may include, for example:
o        information  about the  performance  of certain  securities  or  commodities  markets or segments of those markets,
o        information about the performance of the economies of particular countries or regions,
o        the earnings of companies  included in segments of particular  industries,  sectors,  securities  markets, countries or regions,
o        the availability of different types of securities or offerings of securities,
o        information  relating  to the gross  national  or gross  domestic  product of the  United  States or other countries or regions,
o        comparisons  of  various  market   sectors  or  indices  to  demonstrate   performance,   risk,  or  other
         characteristics of the Fund.

ABOUT YOUR ACCOUNT

How to Buy Shares

Additional  information is presented  below about the methods that can be used to buy shares of the Fund.  Appendix
C  contains  more  information  about  the  special  sales  charge  arrangements  offered  by  the  Fund,  and  the circumstances in which sales charges may be reduced or waived for certain classes of investors.

AccountLink.  When shares are purchased  through  AccountLink,  each purchase must be at least $25.  Shares will be purchased on the regular  business day the  Distributor  is  instructed to initiate the  Automated  Clearing  House
("ACH")  transfer to buy the shares.  Dividends  will begin to accrue on shares  purchased with the proceeds of ACH transfers on the business day the Fund receives  Federal  Funds for the purchase  through the ACH system before the close of The New York Stock Exchange.  The Exchange  normally closes at 4:00 P.M., but may close earlier on certain days.  If  Federal  Funds are  received  on a business  day after the close of the  Exchange,  the  shares  will be purchased  and dividends  will begin to accrue on the next regular  business day. The proceeds of ACH transfers are normally  received by the Fund 3 days after the  transfers  are  initiated.  The  Distributor  and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

Reduced  Sales  Charges.  As discussed in the  Prospectus,  a reduced sales charge rate may be obtained for Class A shares under Right of  Accumulation  and Letters of Intent  because of the economies of sales efforts and reduction in expenses  realized by the  Distributor,  dealers and brokers  making such sales.  No sales  charge is imposed in certain  other  circumstances  described in Appendix C to this  Statement  of  Additional  Information  because the
Distributor or dealer or broker incurs little or no selling expenses.

         |X| Right of  Accumulation.  To qualify for the lower sales charge rates that apply to larger purchases of
Class A shares, you and your spouse can add together:
o        Class A and Class B shares you purchase for your  individual  accounts  (including IRAs and 403(b) plans), or for your joint accounts,  or for trust or custodial  accounts on behalf of your children who are minors, and
o        Current  purchases  of Class A and Class B shares of the Fund and other  Oppenheimer  funds to reduce  the sales charge rate that applies to current purchases of Class A shares, and
o        Class A and  Class B shares of  Oppenheimer  funds you  previously  purchased  subject  to an  initial  or contingent  deferred sales charge to reduce the sales charge rate for current  purchases of Class A shares, provided that you still hold your investment in one of the Oppenheimer funds.

         A fiduciary can count all shares purchased for a trust,  estate or other fiduciary account  (including one or more employee  benefit plans of the same  employer) that has multiple  accounts.  The  Distributor  will add the value,  at current  offering  price,  of the shares you  previously  purchased  and  currently  own to the value of current  purchases to determine  the sales charge rate that  applies.  The reduced  sales charge will apply only to current purchases. You must request it when you buy shares.

         |X| The Oppenheimer  Funds.  The Oppenheimer  funds are those mutual funds for which the Distributor  acts as the distributor or the sub-distributor and currently include the following:
Oppenheimer Bond Fund                                         Oppenheimer Municipal Bond Fund
Oppenheimer California Municipal Fund                         Oppenheimer Multi-Sector Income Fund
Oppenheimer Capital Appreciation Fund                         Oppenheimer New York Municipal Fund
Oppenheimer Capital Preservation Fund                         Oppenheimer New Jersey Municipal Fund
Oppenheimer Capital Income Fund                               Oppenheimer Pennsylvania Municipal Fund
Oppenheimer Champion Income Fund                              Oppenheimer Quest Balanced Value Fund
Oppenheimer Concentrated Growth Fund                          Oppenheimer Quest Capital Value Fund, Inc.
Oppenheimer Convertible Securities Fund                       Oppenheimer Quest Global Value Fund, Inc.
Oppenheimer Developing Markets Fund                           Oppenheimer Quest Opportunity Value Fund
Oppenheimer Disciplined Allocation Fund                       Oppenheimer Quest Value Fund, Inc.
Oppenheimer Discovery Fund                                    Oppenheimer Real Asset Fund
Oppenheimer Emerging Growth Fund                              Oppenheimer Rochester National Municipals
Oppenheimer Emerging Technologies Fund                        Oppenheimer Senior Floating Rate Fund
Oppenheimer Enterprise Fund                                   Oppenheimer Small Cap Value Fund
Oppenheimer Europe Fund                                       Oppenheimer Special Value Fund
Oppenheimer Global Fund                                       Oppenheimer Strategic Income Fund
Oppenheimer Global Growth & Income Fund                   Oppenheimer Total Return Fund, Inc.
Oppenheimer Gold & Special Minerals Fund                  Oppenheimer Trinity Core Fund
Oppenheimer Growth Fund                                       Oppenheimer Trinity Large Cap Growth Fund
Oppenheimer High Yield Fund                                   Oppenheimer Trinity Value Fund
Oppenheimer Intermediate Municipal Fund                       Oppenheimer U.S. Government Trust
Oppenheimer International Bond Fund                           Oppenheimer Value Fund
Oppenheimer International Growth Fund                         Limited-Term New York Municipal Fund
Oppenheimer International Small Company Fund                  Rochester Fund Municipals
Oppenheimer Limited-Term Government Fund                      OSM1- Gartmore Millennium Growth Fund II
Oppenheimer Main Street Growth & Income Fund              OSM1 - Jennison Growth Fund
Oppenheimer Main Street Opportunity Fund                      OSM1 - Mercury Advisors S&P 500 Index
Oppenheimer Main Street Small Cap Fund                        OSM1 - Mercury Advisors Focus Growth Fund
Oppenheimer MidCap Fund                                       OSM1 - QM Active Balanced Fund
Oppenheimer Multiple Strategies Fund                          OSM1 - Salomon Brothers Capital Fund

And the following money market funds:

Centennial America Fund, L. P.
Centennial California Tax Exempt Trust                        Centennial New York Tax Exempt Trust
Centennial Government Trust                                   Centennial Tax Exempt Trust
Centennial Money Market Trust                                 Oppenheimer Cash Reserves
                                                              Oppenheimer Money Market Fund, Inc.

1"OSM" stands for Oppenheimer Select Managers

         There is an  initial  sales  charge on the  purchase  of Class A shares of each of the  Oppenheimer  funds except the money market funds. Under certain circumstances  described in this Statement of Additional  Information, redemption proceeds of certain money market fund shares may be  subject to a contingent deferred sales charge.

Letters of Intent.  Under a Letter of Intent,  if you purchase  Class A shares or Class A and Class B shares of the
Fund and other  Oppenheimer  funds during a 13-month  period,  you can reduce the sales charge rate that applies to your  purchases of Class A shares.  The total amount of your intended  purchases of both Class A and Class B shares will determine the reduced sales charge rate for the Class A shares purchased  during that period.  You can include purchases made up to 90 days before the date of the Letter.

         A Letter of Intent is an investor's  statement in writing to the  Distributor of the intention to purchase
Class A shares or Class A and Class B shares of the Fund (and other  Oppenheimer  funds)  during a 13-month  period
(the "Letter of Intent period").  At the investor's  request,  this may include  purchases made up to 90 days prior to the date of the Letter.  The Letter states the  investor's  intention to make the aggregate  amount of purchases of shares which,  when added to the investor's  holdings of shares of those funds,  will equal or exceed the amount specified  in the Letter.  Purchases  made by  reinvestment  of  dividends or  distributions  of capital  gains and purchases made at net asset value without sales charge do not count toward satisfying the amount of the Letter.

         A Letter  enables  an  investor  to count  the Class A and Class B shares  purchased  under the  Letter to obtain the reduced  sales  charge rate on  purchases  of Class A shares of the Fund (and other  Oppenheimer  funds)
that applies  under the Right of  Accumulation  to current  purchases of Class A shares.  Each  purchase of Class A shares under the Letter will be made at the offering  price  (including  the sales charge) that applies to a single lump-sum purchase of shares in the amount intended to be purchased under the Letter.

         In submitting a Letter,  the investor makes no commitment to purchase shares.  However,  if the investor's purchases  of shares  within  the  Letter of Intent  period,  when  added to the value (at  offering  price) of the investor's  holdings  of  shares on the last day of that  period,  do not equal or  exceed  the  intended  purchase amount,  the investor  agrees to pay the  additional  amount of sales charge  applicable  to such  purchases.  That amount is  described  in "Terms of  Escrow,"  below  (those  terms may be amended by the  Distributor  from time to time).  The  investor  agrees  that shares  equal in value to 5% of the  intended  purchase  amount will be held in escrow by the Transfer  Agent subject to the Terms of Escrow.  Also,  the investor  agrees to be bound by the terms of the Prospectus,  this Statement of Additional  Information and the Application  used for a Letter of Intent.  If those terms are amended,  as they may be from time to time by the Fund,  the  investor  agrees to be bounded by the amended terms and that those amendments will apply automatically to existing Letters of Intent.

         If the total  eligible  purchases  made  during  the  Letter of Intent  period do not equal or exceed  the intended  purchase amount,  the commissions  previously paid to the dealer of record for the account and the amount of sales charge retained by the  Distributor  will be adjusted to the rates  applicable to actual total  purchases.
If total eligible  purchases during the Letter of Intent period exceed the intended  purchase amount and exceed the amount needed to qualify for the next sales charge rate  reduction set forth in the  Prospectus,  the sales charges paid will be adjusted to the lower rate.  That  adjustment  will be made only if and when the dealer returns to the
Distributor  the excess of the amount of  commissions  allowed or paid to the dealer over the amount of commissions that apply to the actual amount of purchases.  The excess  commissions  returned to the Distributor will be used to purchase  additional  shares for the  investor's  account at the net asset value per share in effect on the date of such purchase, promptly after the Distributor's receipt thereof.

         In determining  the total amount of purchases made under a Letter,  shares  redeemed by the investor prior to the  termination  of the Letter of Intent  period will be deducted.  It is the  responsibility  of the dealer of record  and/or the  investor  to advise the  Distributor  about the Letter in placing any  purchase  orders for the investor during the Letter of Intent period. All of such purchases must be made through the Distributor.

         |X| Terms of Escrow That Apply to Letters of Intent.

         1. Out of the initial  purchase (or subsequent  purchases if necessary) made pursuant to a Letter,  shares of the Fund equal in value up to 5% of the  intended  purchase  amount  specified  in the  Letter  shall be held in escrow by the Transfer Agent. For example,  if the intended purchase amount is $50,000,  the escrow shall be shares valued in the amount of $2,500  (computed at the offering  price  adjusted for a $50,000  purchase).  Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

         2. If the total  minimum  investment  specified  under the Letter is completed  within the  thirteen-month
Letter of Intent period, the escrowed shares will be promptly released to the investor.

         3. If, at the end of the  thirteen-month  Letter of Intent  period  the total  purchases  pursuant  to the
Letter  are less than the  intended  purchase  amount  specified  in the  Letter,  the  investor  must remit to the
Distributor  an amount equal to the  difference  between the dollar amount of sales  charges  actually paid and the amount of sales  charges  which would have been paid if the total amount  purchased had been made at a single time.
That sales charge  adjustment  will apply to any shares  redeemed  prior to the  completion  of the Letter.  If the difference  in sales  charges is not paid within  twenty days after a request from the  Distributor  or the dealer, the  Distributor  will,  within sixty days of the  expiration of the Letter,  redeem the number of escrowed  shares necessary to realize such difference in sales charges.  Full and fractional  shares remaining after such redemption will be released  from  escrow.  If a request is received to redeem  escrowed  shares  prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

         4. By signing the Letter,  the  investor  irrevocably  constitutes  and  appoints  the  Transfer  Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

         5. The shares  eligible  for  purchase  under the Letter  (or the  holding of which may be counted  toward completion of a Letter) include:

         (a)  Class A shares sold with a front-end  sales charge or subject to a Class A contingent  deferred sales charge,

(b)      Class B shares of other Oppenheimer funds acquired subject to a contingent deferred sales charge, and

(c)      Class A or Class B  shares  acquired  by  exchange  of  either  (1)  Class A  shares  of one of the  other
              Oppenheimer  funds  that were  acquired  subject to a Class A initial or  contingent  deferred  sales charge or (2) Class B shares of one of the other  Oppenheimer  funds that were acquired  subject to a contingent deferred sales charge.

         6. Shares held in escrow  hereunder  will  automatically  be exchanged for shares of another fund to which an exchange is requested,  as described in the section of the Prospectus  entitled "How to Exchange Shares" and the escrow will be transferred to that other fund.

Asset  Builder  Plans.  To establish an Asset Builder Plan to buy shares  directly  from a bank  account,  you must enclose a check (the minimum is $25) for the initial  purchase  with your  application.  Shares  purchased by Asset
Builder  Plan  payments  from bank  accounts  are  subject to the  redemption  restrictions  for  recent  purchases described in the  Prospectus.  Asset Builder Plans are available only if your bank is an ACH member.  Asset Builder
Plans may not be used to buy shares for OppenheimerFunds  employer-sponsored  qualified retirement accounts.  Asset
Builder  Plans also enable  shareholders  of  Oppenheimer  Cash  Reserves to use their fund account to make monthly automatic purchases of shares of up to four other Oppenheimer funds.

         If you make  payments  from your bank  account to purchase  shares of the Fund,  your bank account will be debited  automatically.  Normally  the debit  will be made two  business  days  prior to the  investment  dates you selected on your  Application.  Neither the  Distributor,  the Transfer Agent nor the Fund shall be responsible for any delays in purchasing shares that result from delays in ACH transmissions.

         Before you establish Asset Builder  payments,  you should obtain a prospectus of the selected fund(s) from your  financial  advisor (or the  Distributor)  and  request an  application  from the  Distributor.  Complete  the application  and return it. You may change  the amount of your Asset  Builder  payment or you can  terminate  these automatic  investments  at any time by writing to the  Transfer  Agent.  The Transfer  Agent  requires a reasonable period  (approximately  10 days) after receipt of your  instructions to implement them. The Fund reserves the right to amend, suspend, or discontinue offering Asset Builder plans at any time without prior notice.

Cancellation  of Purchase  Orders.  Cancellation  of purchase  orders for the Fund's  shares (for  example,  when a purchase  check is  returned  to the Fund  unpaid)  causes a loss to be  incurred  when the net asset  value of the
Fund's shares on the  cancellation  date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share  multiplied  by the number of shares in the purchase  order.  The investor is responsible  for that loss. If the investor fails to compensate the Fund for the loss, the  Distributor  will do
so. The Fund may  reimburse  the  Distributor  for that amount by redeeming  shares from any account  registered in that investor's name, or the Fund or the Distributor may seek other redress.

Classes of Shares.  Each class of shares of the Fund  represents an interest in the same  portfolio of  investments of the Fund. However,  each class has different  shareholder  privileges and features.  The net income attributable to  Class B or  Class C  shares  and the  dividends  payable  on  Class B or  Class C  shares  will be  reduced  by incremental  expenses borne solely by that class.  Those expenses  include the  asset-based  sales charges to which
Class B and Class C are subject.

         The  availability  of three  classes of shares  permits  an  investor  to choose the method of  purchasing shares that is more  appropriate  for the investor.  That may depend on the amount of the  purchase,  the length of time the investor  expects to hold  shares,  and other  relevant  circumstances.  Class A shares  normally are sold subject to an initial sales charge.  While Class B and Class C shares have no initial sales charge,  the purpose of the  deferred  sales charge and  asset-based  sales charge on Class B and Class C shares is the same as that of the initial  sales  charge  on Class A  shares-to  compensate  the  Distributor  and  brokers,  dealers  and  financial institutions  that sell shares of the Fund. A salesperson who is entitled to receive  compensation  from his or her firm for selling Fund shares may receive  different  levels of compensation  for selling one class of shares rather than another.

         The  Distributor  will not  accept any order in the  amount of  $500,000  or more for Class B shares or $1 million or more for Class C shares on behalf of a single  investor (not  including  dealer "street name" or omnibus accounts).  That is because  generally it will be more advantageous for that investor to purchase Class A shares of the Fund.

         |X| Class B  Conversion.  Under  current  interpretations  of  applicable  federal  income  tax law by the
Internal  Revenue  Service,  the conversion of Class B Shares to Class A Shares after six years is not treated as a taxable  event for the  Shareholder.  If those laws or the IRS  interpretation  of those laws  should  change,  the automatic  conversion  feature may be  suspended.  In that event,  no further  conversions  of Class B Shares would occur while that  suspension  remained  in effect.  Although  Class B shares  could then be  exchanged  for Class A shares on the basis of relative net asset value of the two  classes,  without the  imposition  of a sales charge or fee,  such  exchange  could  constitute a taxable event for the holder,  and absent such  exchange,  Class B shares might continue to be subject to the asset-based sales charge for longer than six years.

         |X|  Allocation of Expenses.  The Fund pays expenses  related to its daily  operations,  such as custodian bank fees,  trustees'  fees,  transfer agency fees,  legal fees and auditing costs.  Those expenses are paid out of the Fund's assets and are not paid directly by  shareholders.  However,  those expenses  reduce the net asset value of shares, and therefore are indirectly borne by shareholders through their investment.

         The  methodology  for calculating  the net asset value,  dividends and  distributions  of the Fund's share classes  recognizes two types of expenses.  General expenses that do not pertain  specifically to any one class are allocated  pro rata to the shares of all classes.  The  allocation  is based on the  percentage of the Fund's total assets that is represented by the assets of each class, and then equally to each  outstanding  share within a given class.  Such general expenses  include  management fees,  legal,  bookkeeping and audit fees,  printing and mailing costs of shareholder reports,  Prospectuses,  Statements of Additional  Information and other materials for current shareholders,  fees to  unaffiliated  Trustees,  custodian bank expenses,  share issuance costs,  organization  and start-up costs, interest, taxes and brokerage commissions, and non-recurring expenses, such as litigation costs.

         Other  expenses  that are  directly  attributable  to a  particular  class are  allocated  equally to each outstanding  share  within that class.  Examples of such  expenses  include  distribution  and service plan (12b-1)
fees, transfer and shareholder  servicing agent fees and expenses,  and shareholder meeting expenses (to the extent that such expenses pertain only to a specific class).

Determination  of Net Asset  Values Per Share.  The net asset  values per share of each class of shares of the Fund are  determined  as of the close of business of The New York Stock  Exchange on each day that the Exchange is open.
It is done by  dividing  the value of the Fund's net assets  attributable  to that class by the number of shares of that class that are  outstanding.  The Exchange  normally closes at 4:00 P.M., New York time, but may close earlier on some other days (for example,  in case of weather  emergencies  or on days falling  before a U.S  holiday).  The
Exchange's  most recent annual  announcement  (which is subject to change)  states that it will close on New Year's
Day,  Martin Luther King,  Jr. Day,  Presidents'  Day,  Good Friday,  Memorial Day,  Independence  Day,  Labor Day,
Thanksgiving Day and Christmas Day. It may also close on other days.

         Dealers  other than  Exchange  members may conduct  trading in municipal  securities  on days on which the
Exchange is closed  (including  weekends and U.S holidays) or after 4:00 P.M. on a regular  business  day.  Because the Fund's net asset  values will not be  calculated  on those days,  the Fund's net asset  values per share may be significantly affected on such days when shareholders may not purchase or redeem shares.

         |X| Securities  Valuation.  The Fund's Board of Trustees has  established  procedures for the valuation of the Fund's securities. In general those procedures are as follows:

         |_| Long-term  debt  securities  having a remaining  maturity in excess of 60 days are valued based on the mean between the "bid" and "asked" prices  determined by a portfolio  pricing service  approved by the Fund's Board of Trustees or obtained by the Manager from two active  market  makers in the  security on the basis of  reasonable inquiry.

         |_| The following  securities are valued at the mean between the "bid" and "asked" prices  determined by a pricing  service  approved by the Fund's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry:

(1)      debt instruments that have a maturity of more than 397 days when-issued,

(2)      debt  instruments  that had a maturity of 397 days or less  when-issued  and have a remaining  maturity of more than 60 days, and

(3)      non-money  market debt  instruments  that had a maturity of 397 days or less  when-issued and which have a remaining maturity of 60 days or less.

         |_| The following  securities are valued at cost,  adjusted for  amortization of premiums and accretion of discounts:

(1)      money  market debt  securities  held by a non-money  market fund that had a maturity of less than 397 days when-issued that have a remaining maturity of 60 days or less, and

(2)      debt instruments held by a money market fund that have a remaining maturity of 397 days or less.

         |_| Securities not having  readily-available  market  quotations are valued at fair value determined under the Board's procedures.
         If the Manager is unable to locate two market makers  willing to give quotes,  a security may be priced at the mean between the "bid" and "asked"  prices  provided by a single  active  market maker (which in certain  cases may be the "bid" price if no "asked" price is available).

         In the case of municipal  securities,  when last sale information is not generally available,  the Manager may use pricing  services  approved by the Board of Trustees.  The pricing service may use "matrix"  comparisons to the prices for  comparable  instruments  on the basis of quality,  yield,  maturity.  Other special  factors may be involved (such as the  tax-exempt  status of the interest paid by municipal  securities).  The Manager will monitor the accuracy of the pricing  services.  That monitoring may include  comparing prices used for portfolio  valuation to actual sales prices of selected securities.

         Puts,  calls,  interest rate futures and municipal bond index futures are valued at the last sale price on the principal  exchange on which they are traded or on NASDAQ,  as applicable,  as determined by a pricing  service approved by the Board of Trustees or by the Manager.  If there were no sales that day,  they shall be valued at the last sale price on the  preceding  trading day if it is within the spread of the closing  "bid" and "asked"  prices on the principal  exchange or on NASDAQ on the valuation  date. If not, the value shall be the closing bid price on the  principal  exchange  or on NASDAQ  on the  valuation  date.  If the put,  call or  future is not  traded on an exchange or on NASDAQ,  it shall be valued by the mean  between  "bid" and "asked"  prices  obtained by the Manager from two active market makers. In certain cases that may be at the "bid" price if no "asked" price is available.

         When the Fund  writes an  option,  an amount  equal to the  premium  received  is  included  in the Fund's
Statement of Assets and Liabilities as an asset.  An equivalent  credit is included in the liability  section.  The credit is adjusted  ("marked-to-market")  to reflect the current  market value of the option.  In  determining  the
Fund's gain on  investments,  if a call or put written by the Fund is exercised,  the proceeds are increased by the premium received.  If a call or put written by the Fund expires,  the Fund has a gain in the amount of the premium.
If the Fund enters  into a closing  purchase  transaction,  it will have a gain or loss,  depending  on whether the premium received was more or less than the cost of the closing  transaction.  If the Fund exercises a put it holds, the amount the Fund receives on its sale of the  underlying  investment is reduced by the amount of premium paid by the Fund.

How to Sell Shares

The information below supplements the terms and conditions for redeeming shares set forth in the Prospectus.

Checkwriting.  When a check is presented to the Fund's bank for  clearance,  the bank will ask the Fund to redeem a sufficient  number of full and  fractional  shares in the  shareholder's  account to cover the amount of the check.
This enables the  shareholder to continue to receive  dividends on those shares until the check is presented to the
Fund.  Checks may not be  presented  for  payment at the  offices of the bank  listed on the check or at the Fund's custodian  bank.  That  limitation  does not affect the use of checks for the payment of bills or to obtain cash at other banks. The Fund reserves the right to amend, suspend or discontinue offering  checkwriting  privileges at any time. The Fund will provide you notice whenever it is required to do so by applicable law.

         In choosing to take  advantage  of the  Checkwriting  privilege by signing the Account  Application  or by completing a Checkwriting card, each individual who signs:

(1)      for individual  accounts,  represents  that they are the registered  owner(s) of the shares of the Fund in that account;

(2)      for  accounts for  corporations,  partnerships,  trusts and other  entities,  represents  that they are an officer,  general  partner,  trustee or other fiduciary or agent,  as applicable,  duly authorized to act on behalf of such registered owner(s);

(3)      authorizes  the Fund,  its  Transfer  Agent and any bank  through  which the Fund's  drafts  (checks)  are payable to pay all checks  drawn on the Fund  account of such  person(s)  and to redeem a  sufficient amount of shares from that account to cover payment of each check;

(4)      specifically  acknowledges  that if they  choose  to  permit  checks  to be  honored  if there is a single signature  on checks drawn  against  joint  accounts,  or accounts  for  corporations,  partnerships, trusts or other  entities,  the  signature  of any one  signatory  on a check will be  sufficient  to authorize  payment of that check and redemption from the account,  even if that account is registered in the  names  of more  than  one  person  or more  than  one  authorized  signature  appears  on the
              Checkwriting card or the Application, as applicable;

(5)      understands  that the  Checkwriting  privilege may be terminated or amended at any time by the Fund and/or the Fund's bank; and

(6)      acknowledges  and agrees that neither the Fund nor its bank shall incur any liability  for that  amendment or termination of checkwriting  privileges or for redeeming shares to pay checks reasonably  believed by them to be genuine,  or for  returning  or not paying  checks that have not been  accepted for any reason.

Reinvestment  Privilege.  Within  six  months  of a  redemption,  a  shareholder  may  reinvest  all or part of the redemption proceeds of:

         |_|  Class A shares  purchased  subject to an initial sales charge or Class A shares on which a contingent deferred sales charge was paid, or

         |_|  Class B shares that were subject to the Class B contingent deferred sales charge when redeemed.

         The  reinvestment  may be made without sales charge only in Class A shares of the Fund or any of the other
Oppenheimer  funds into which shares of the Fund are  exchangeable as described in "How to Exchange  Shares" below.
Reinvestment  will be at the net asset value next  computed  after the Transfer  Agent  receives  the  reinvestment order. The shareholder  must ask the Transfer Agent for that privilege at the time of reinvestment.  This privilege does not apply to Class C shares.  The Fund may amend,  suspend or cease  offering this  reinvestment  privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.

         Any capital gain that was realized when the shares were  redeemed is taxable,  and  reinvestment  will not alter any capital gains tax payable on that gain. If there has been a capital loss on the  redemption,  some or all of the loss may not be tax deductible,  depending on the timing and amount of the reinvestment.  Under the Internal
Revenue Code, if the  redemption  proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Oppenheimer  funds within 90 days of payment of the sales charge,  the  shareholder's basis in the shares of the Fund that were  redeemed  may not  include  the amount of the sales  charge  paid.  That would reduce the loss or increase the gain recognized from the redemption.  However,  in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds.

Payments "In Kind." The Prospectus  states that payment for shares  tendered for  redemption is ordinarily  made in cash.  However,  under  certain  circumstances,  the Board of Trustees of the Fund may  determine  that it would be detrimental to the best interests of the remaining  shareholders of the Fund to make payment of a redemption  order wholly  or  partly  in  cash.  In that  case,  the Fund may pay the  redemption  proceeds  in whole or in part by a distribution "in kind" of liquid securities from the portfolio of the Fund, in lieu of cash.

         The Fund has elected to be governed by Rule 18f-1 under the  Investment  Company Act. Under that rule, the
Fund is  obligated  to redeem  shares  solely in cash up to the lesser of  $250,000  or 1% of the net assets of the
Fund during any 90-day period for any one  shareholder.  If shares are redeemed in kind, the redeeming  shareholder might incur  brokerage or other costs in selling the securities  for cash.  Additionally,  the securities  received in kind are subject to market risk until the  securities are  liquidated.  The Fund will value  securities  used to pay  redemptions  in kind using the same method the Fund uses to value its  portfolio  securities  described  above under  "Determination  of Net Asset Values Per Share." That  valuation  will be made as of the time the  redemption price is determined.

Involuntary  Redemptions.  The Fund's Board of Trustees has the right to cause the  involuntary  redemption  of the shares  held in any  account if the  aggregate  net asset  value of those  shares is less than $200 or such  lesser amount as the Board  may fix.  The Board of  Trustees  will not cause the  involuntary  redemption  of shares in an account if the aggregate net asset value of such shares has fallen below the stated  minimum  solely as a result of market  fluctuations.  If the Board  exercises this right,  it may also fix the  requirements  for any notice to be given to the  shareholders in question (not less than 30 days).  The Board may  alternatively  set requirements for the  shareholder  to increase the  investment,  or set other terms and  conditions  so that the shares would not be involuntarily redeemed.

Transfers of Shares.  A transfer of shares to a different  registration  is not an event that  triggers the payment of sales  charges.  Therefore,  shares are not subject to the payment of a contingent  deferred sales charge of any class at the time of  transfer to the name of another  person or entity.  It does not matter  whether the  transfer occurs by absolute assignment,  gift or bequest, as long as it does not involve,  directly or indirectly,  a public sale of the shares.  When shares subject to a contingent  deferred sales charge are  transferred,  the  transferred shares will remain  subject to the  contingent  deferred  sales charge.  It will be calculated as if the transferee shareholder  had  acquired  the  transferred  shares in the same  manner  and at the same time as the  transferring shareholder.

         If less than all shares  held in an account  are  transferred,  and some but not all shares in the account would be subject to a  contingent  deferred  sales  charge if  redeemed  at the time of  transfer,  the  priorities described  in the  Prospectus  under "How to Buy Shares" for the  imposition  of the Class B or Class C  contingent deferred sales charge will be followed in determining the order in which shares are transferred.

Special  Arrangements  for  Repurchase of Shares from Dealers and Brokers.  The  Distributor is the Fund's agent to repurchase  its  shares  from  authorized  dealers or brokers  on behalf of their  customers.  Shareholders  should contact their broker or dealer to arrange this type of redemption.  The repurchase  price per share will be the net asset value next computed after the Distributor  receives an order placed by the dealer or broker.  However, if the
Distributor  receives a repurchase  order from a dealer or broker after the close of The New York Stock Exchange on a regular  business  day,  it will be  processed  at that day's net asset  value if the order was  received  by the dealer or broker from its customers prior to the time the Exchange  closes.  Normally,  the Exchange closes at 4:00
P.M.,  but may do so earlier on some days.  Additionally,  the order must have been  transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 P.M.).

         Ordinarily,  for accounts  redeemed by a broker-dealer  under this procedure,  payment will be made within three business days after the shares have been redeemed upon the Distributor's  receipt of the required  redemption documents  in  proper  form.  The  signature(s)  of the  registered  owners  on the  redemption  documents  must be guaranteed as described in the Prospectus.

Automatic  Withdrawal  and  Exchange  Plans.  Investors  owning  shares  of the Fund  valued  at $5,000 or more can authorize  the  Transfer  Agent to redeem  shares  (having a value of at least  $50)  automatically  on a  monthly, quarterly,  semi-annual or annual basis under an Automatic  Withdrawal Plan. Shares will be redeemed three business days prior to the date  requested by the  shareholder  for receipt of the payment.  Automatic  withdrawals of up to
$1,500 per month may be requested by telephone if payments are to be made by check payable to all  shareholders  of record.  Payments  must also be sent to the address of record for the  account  and the address  must not have been changed within the prior 30 days. Required minimum distributions from  OppenheimerFunds-sponsored  retirement plans may not be arranged on this basis.

         Payments are normally made by check,  but  shareholders  having  AccountLink  privileges  (see "How To Buy
Shares") may arrange to have Automatic  Withdrawal Plan payments  transferred to the bank account designated on the
Account  Application  or by  signature-guaranteed  instructions  sent to the  Transfer  Agent.  Shares are normally redeemed  pursuant to an Automatic  Withdrawal  Plan three  business days before the payment  transmittal  date you select in the Account Application.  If a contingent deferred sales charge applies to the redemption,  the amount of the check or payment will be reduced accordingly.

         The Fund cannot  guarantee  receipt of a payment on the date  requested.  The Fund  reserves  the right to amend,  suspend or discontinue  offering these plans at any time without prior notice.  Because of the sales charge assessed on Class A share  purchases,  shareholders  should not make  regular  additional  Class A share  purchases while  participating  in an  Automatic  Withdrawal  Plan.  Class B and Class C  shareholders  should not  establish automatic  withdrawal plans,  because of the potential  imposition of the contingent  deferred sales charge on such withdrawals  (except  where the Class B or Class C  contingent  deferred  sales  charge is waived as  described  in
Appendix C to this Statement of Additional Information).

         By  requesting  an  Automatic  Withdrawal  or  Exchange  Plan,  the  shareholder  agrees  to the terms and conditions  that apply to such plans,  as stated below.  These  provisions  may be amended from time to time by the
Fund and/or the Distributor. When adopted, any amendments will automatically apply to existing Plans.

         |X| Automatic  Exchange Plans.  Shareholders can authorize the Transfer Agent to exchange a pre-determined amount  of  shares  of the Fund for  shares  (of the same  class) of other  Oppenheimer  funds  automatically  on a monthly,  quarterly,  semi-annual or annual basis under an Automatic  Exchange Plan. The minimum amount that may be exchanged to each other fund account is $25.  Instructions should be provided on the  OppenheimerFunds  Application or signature-guaranteed  instructions.  Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "How to Exchange  Shares" in the  Prospectus and below in this Statement of Additional
Information.

         |X| Automatic  Withdrawal  Plans.  Fund shares will be redeemed as necessary to meet withdrawal  payments.
Shares  acquired  without a sales charge will be redeemed  first.  Shares  acquired with  reinvested  dividends and capital gains  distributions will be redeemed next,  followed by shares acquired with a sales charge, to the extent necessary to make  withdrawal  payments.  Depending  upon the amount  withdrawn,  the  investor's  principal may be depleted. Payments made under these plans should not be considered as a yield or income on your investment.

         The  Transfer  Agent  will  administer  the  investor's   Automatic  Withdrawal  Plan  as  agent  for  the
shareholder(s)  (the  "Planholder") who executed the Plan  authorization and application  submitted to the Transfer
Agent.  Neither the Fund nor the Transfer  Agent shall incur any liability to the  Planholder  for any action taken or not taken by the Transfer  Agent in good faith to administer  the Plan.  Share  certificates  will not be issued for shares of the Fund  purchased for and held under the Plan,  but the Transfer  Agent will credit all such shares to the account of the  Planholder on the records of the Fund.  Any share  certificates  held by a Planholder may be surrendered  unendorsed  to the Transfer  Agent with the Plan  application  so that the shares  represented  by the certificate may be held under the Plan.

         For accounts subject to Automatic  Withdrawal Plans,  distributions of capital gains must be reinvested in shares of the Fund,  which will be done at net asset value without a sales charge.  Dividends on shares held in the account may be paid in cash or reinvested.

         Shares will be redeemed to make  withdrawal  payments at the net asset value per share  determined  on the redemption  date.  Checks or AccountLink  payments  representing  the proceeds of Plan withdrawals will normally be transmitted  three  business  days prior to the date  selected for receipt of the payment,  according to the choice specified in writing by the Planholder. Receipt of payment on the date selected cannot be guaranteed.

         The amount and the interval of  disbursement  payments and the address to which checks are to be mailed or
AccountLink  payments  are to be sent may be changed  at any time by the  Planholder  by  writing  to the  Transfer
Agent.  The  Planholder  should allow at least two weeks' time after  mailing such  notification  for the requested change to be put in effect.  The  Planholder  may, at any time,  instruct the Transfer  Agent by written  notice to redeem all, or any part of, the shares held under the Plan.  That notice must be in proper form in accordance  with the  requirements  of the  then-current  Prospectus of the Fund. In that case,  the Transfer  Agent will redeem the number of shares  requested  at the net asset  value per share in effect and will mail a check for the  proceeds to the Planholder.

         The Planholder may terminate a Plan at any time by writing to the Transfer  Agent.  The Fund may also give directions  to the Transfer  Agent to  terminate a Plan.  The  Transfer  Agent will also  terminate a Plan upon its receipt of evidence satisfactory to it that the Planholder has died or is legally  incapacitated.  Upon termination of a Plan by the Transfer  Agent or the Fund,  shares that have not been  redeemed  will be held in  uncertificated form in the name of the Planholder.  The account will continue as a  dividend-reinvestment,  uncertificated account unless and until  proper  instructions  are received  from the  Planholder,  his or her  executor or  guardian,  or another authorized person.
         To use shares held under the Plan as  collateral  for a debt,  the  Planholder  may request  issuance of a portion of the shares in  certificate  form.  Upon written  request from the  Planholder,  the Transfer  Agent will determine the number of shares for which a  certificate  may be issued  without  causing the  withdrawal  checks to stop. However, should such uncertificated shares become exhausted, Plan withdrawals will terminate.

         If the  Transfer  Agent ceases to act as transfer  agent for the Fund,  the  Planholder  will be deemed to have appointed any successor transfer agent to act as agent in administering the Plan.

How to Exchange Shares

As stated in the  Prospectus,  shares of a  particular  class of  Oppenheimer  funds  having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer  funds.  Shares of Oppenheimer funds that have a single class without a class  designation are deemed "Class A" shares for this purpose.  You can obtain a current list showing which funds offer which classes by calling the Distributor at 1.800.525.7048.
o        All of the  Oppenheimer  funds  currently  offer Class A, B and C shares except  Oppenheimer  Money Market
         Fund,  Inc.,  Centennial Money Market Trust,  Centennial Tax Exempt Trust,  Centennial  Government  Trust,
         Centennial  New York Tax Exempt Trust,  Centennial  California Tax Exempt Trust,  and  Centennial  America
         Fund, L.P., which only offer Class A shares.
o        Class B,  Class C and  Class N shares  of  Oppenheimer  Cash  Reserves  are  generally  available  only by exchange from the same class of shares of other  Oppenheimer  funds or through  OppenheimerFunds-sponsored
         401(k) plans.
o        Only certain  Oppenheimer  funds currently offer Class Y shares.  Class Y shares of Oppenheimer Real Asset
         Fund may not be exchanged for shares of any other fund.
o        Only certain  Oppenheimer  funds  currently  offer Class N shares,  which are only  offered to  retirement plans as described  in the  prospectuses  of those funds  offering  Class N shares.  Class N shares can be exchanged only for Class N shares of other Oppenheimer funds.
o        Class M shares of  Oppenheimer  Convertible  Securities  Fund may be exchanged  only for Class A shares of other  Oppenheimer  funds.  They may not be  acquired  by  exchange  of  shares  of any class of any other
         Oppenheimer  funds except Class A shares of  Oppenheimer  Money Market Fund or  Oppenheimer  Cash Reserves
         acquired by exchange of Class M shares.
o        Class X shares of Limited Term New York  Municipal  Fund can be exchanged only for Class B shares of other
         Oppenheimer funds and no exchanges may be made to Class X shares.
o        Shares of  Oppenheimer  Capital  Preservation  Fund may not be exchanged for shares of  Oppenheimer  Money
         Market  Fund,  Inc.,  Oppenheimer  Cash  Reserves  or  Oppenheimer   Limited-Term  Government  Fund.  Only
         participants in certain  retirement plans may purchase shares of Oppenheimer  Capital  Preservation  Fund, and only those  participants  may exchange  shares of other  Oppenheimer  funds for shares of  Oppenheimer
         Capital Preservation Fund.
o        Class A shares of  Oppenheimer  Senior  Floating  Rate Fund are not  available  by  exchange  of shares of
         Oppenheimer  Money Market Fund or Class A shares of Oppenheimer  Cash  Reserves.  If any Class A shares of another  Oppenheimer  fund that are exchanged for Class A shares of Oppenheimer  Senior Floating Rate Fund are subject to the Class A contingent  deferred sales charge of the other  Oppenheimer fund at the time of exchange,  the holding  period for that Class A  contingent  deferred  sales charge will carry over to the
         Class A shares of Oppenheimer  Senior  Floating Rate Fund acquired in the exchange.  The Class A shares of
         Oppenheimer  Senior  Floating  Rate Fund  acquired in that  exchange  will be subject to the Class A Early
         Withdrawal Charge of Oppenheimer  Senior Floating Rate Fund if they are repurchased  before the expiration of the holding period.
o        Class A, Class B, Class C and Class Y Shares of Oppenheimer  Select  Managers  Mercury  Advisors S&P Index
         Fund and Oppenheimer  Select  Managers QM Active Balanced Fund are only available to retirement  plans and are  available  only by  exchange  from the same  class of  shares  of  other  Oppenheimer  funds  held by retirement plans.

         Class A shares of  Oppenheimer  funds may be  exchanged  at net asset value for shares of any money market fund  offered  by the  Distributor.  Shares of any money  market  fund  purchased  without  a sales  charge  may be exchanged for shares of  Oppenheimer  funds offered with a sales charge upon payment of the sales charge.  They may also be used to purchase shares of Oppenheimer funds subject to an early withdrawal  charge or contingent  deferred sales charge.

         Shares of Oppenheimer  Money Market Fund, Inc.  purchased with the redemption  proceeds of shares of other mutual funds (other than funds  managed by the Manager or its  subsidiaries)  redeemed  within the 30 days prior to that  purchase may  subsequently  be exchanged  for shares of other  Oppenheimer  funds without being subject to an initial  sales charge or  contingent  deferred  sales charge.  To qualify for that  privilege,  the investor or the investor's  dealer  must  notify  the  Distributor  of  eligibility  for this  privilege  at the time the shares of
Oppenheimer  Money Market Fund,  Inc. are  purchased.  If requested,  they must supply proof of entitlement to this privilege.

         Shares  of the Fund  acquired  by  reinvestment  of  dividends  or  distributions  from  any of the  other
Oppenheimer  funds or from any unit investment trust for which  reinvestment  arrangements  have been made with the
Distributor may be exchanged at net asset value for shares of any of the Oppenheimer funds.

         The Fund may amend,  suspend or  terminate  the  exchange  privilege  at any time.  Although  the Fund may impose these changes at any time,  it will provide you with notice of those  changes  whenever it is required to do so by  applicable  law. It may be required to provide 60 days notice prior to  materially  amending or  terminating the exchange privilege. That 60 day notice is not required in extraordinary circumstances.

         |X| How Exchanges  Affect  Contingent  Deferred  Sales  Charges.  No contingent  deferred  sales charge is imposed on exchanges of shares of any class  purchased  subject to a contingent  deferred  sales  charge.  However, when Class A shares  acquired by  exchange  of Class A shares of other  Oppenheimer  funds  purchased  subject to a
Class A contingent  deferred  sales charge are  redeemed  within 18 months of the end of the calendar  month of the initial  purchase of the exchanged Class A shares,  the Class A contingent  deferred sales charge is imposed on the redeemed  shares.  The Class B contingent  deferred sales charge is imposed on Class B shares  acquired by exchange if they are  redeemed  within 6 years  of the  initial  purchase  of the  exchanged  Class B  shares.  The  Class C contingent  deferred sales charge is imposed on Class C shares  acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class C shares.

         When Class B or Class C shares are redeemed to effect an  exchange,  the  priorities  described in "How To
Buy Shares" in the  Prospectus  for the  imposition of the Class B or the Class C contingent  deferred sales charge will be  followed  in  determining  the  order in  which  the  shares  are  exchanged.  Before  exchanging  shares, shareholders  should take into account how the exchange may affect any contingent  deferred sales charge that might be imposed in the  subsequent  redemption of remaining  shares.  Shareholders  owning shares of more than one class must specify which class of shares they wish to exchange.

         |X| Limits on  Multiple  Exchange  Orders.  The Fund  reserves  the right to reject  telephone  or written exchange  requests  submitted  in bulk by anyone on behalf of more than one account.  The Fund may accept  requests for  exchanges  of up to 50 accounts  per day from  representatives  of  authorized  dealers  that qualify for this privilege.

         |X|  Telephone  Exchange  Requests.  When  exchanging  shares by  telephone,  a  shareholder  must have an existing  account  in the fund to which  the  exchange  is to be  made.  Otherwise,  the  investors  must  obtain a
Prospectus  of that fund before the  exchange  request may be  submitted.  If all  telephone  lines are busy (which might occur, for example,  during periods of substantial  market  fluctuations),  shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

         |X|  Processing  Exchange  Requests.  Shares to be exchanged are redeemed on the regular  business day the
Transfer Agent receives an exchange request in proper form (the "Redemption  Date").  Normally,  shares of the fund to be acquired are purchased on the  Redemption  Date,  but such purchases may be delayed by either fund up to five business  days if it  determines  that it  would  be  disadvantaged  by an  immediate  transfer  of the  redemption proceeds.  The Fund reserves the right, in its  discretion,  to refuse any exchange  request that may  disadvantage
it. For example,  if the receipt of multiple  exchange  requests  from a dealer might  require the  disposition  of portfolio  securities at a time or at a price that might be  disadvantageous  to the Fund,  the Fund may refuse the request.  For full or partial  exchanges of an account made by  telephone,  any special  account  features  such as
Asset Builder Plans and Automatic  Withdrawal  Plans will be switched to the new account  unless the Transfer Agent is  instructed  otherwise.  When you  exchange  some or all of your shares  from one fund to  another,  any special account  feature  such as an Asset  Builder  Plan or Automatic  Withdrawal  Plan,  will be switched to the new fund account unless you tell the Transfer Agent not to do so.  However,  special  redemption and exchange  features such as Automatic  Exchange Plans and Automatic  Withdrawal Plans cannot be switched to an account in Oppenheimer Senior
Floating Rate Fund.

         In  connection  with any  exchange  request,  the number of shares  exchanged  may be less than the number requested if the exchange or the number  requested  would  include  shares  subject to a  restriction  cited in the
Prospectus or this Statement of Additional  Information,  or would include  shares  covered by a share  certificate that is not tendered with the request.  In those cases, only the shares available for exchange without  restriction will be exchanged.

         The different  Oppenheimer  funds available for exchange have different  investment  objectives,  policies and risks. A shareholder  should assure that the fund selected is appropriate  for his or her investment and should be aware of the tax  consequences  of an exchange.  For federal  income tax purposes,  an exchange  transaction  is treated  as a  redemption  of shares of one fund and a purchase  of shares of  another.  "Reinvestment  Privilege,"
above,  discusses some of the tax consequences of reinvestment of redemption  proceeds in such cases. The Fund, the
Distributor,  and the Transfer  Agent are unable to provide  investment,  tax or legal advice to a  shareholder  in connection with an exchange request or any other investment transaction.

Dividends and Taxes

Dividends  and  Distributions.  Dividends  will be  payable  on shares  held of record at the time of the  previous determination  of net asset value,  or as otherwise  described in "How to Buy Shares." Daily  dividends will not be declared or paid on newly  purchased  shares until such time as Federal  Funds (funds  credited to a member  bank's account at the Federal Reserve Bank) are available from the purchase  payment for such shares.  Normally,  purchase checks  received from investors are converted to Federal Funds on the next business day. Shares  purchased  through dealers or brokers normally are paid for by the third business day following the placement of the purchase order.

         Shares  redeemed  through the regular  redemption  procedure will be paid dividends  through and including the day on which the  redemption  request is received  by the  Transfer  Agent in proper  form.  Dividends  will be declared on shares  repurchased  by a dealer or broker for three  business days  following the trade date (that is, up to and including the day prior to settlement of the repurchase).  If all shares in an account are redeemed,  all dividends accrued on shares of the same class in the account will be paid together with the redemption proceeds.

         The Fund's  practice of  attempting to pay  dividends on Class A shares at a constant  level  requires the
Manager to monitor the Fund's portfolio and, if necessary,  to select higher-yielding  securities when it is deemed appropriate  to seek income at the level  needed to meet the  target.  Those  securities  must be within the Fund's investment  parameters,  however.  The Fund expects to pay  dividends at a targeted  level from its net  investment income and other distributable income without any impact on the net asset values per share.

         Dividends,  distributions  and the  proceeds  of the  redemption  of Fund  shares  represented  by  checks returned to the Transfer  Agent by the Postal  Service as  undeliverable  will be invested in shares of Oppenheimer
Money Market Fund,  Inc.  Reinvestment  will be made as promptly as possible after the return of such checks to the
Transfer  Agent,  to enable the  investor to earn a return on  otherwise  idle  funds.  Unclaimed  accounts  may be subject to state  escheatment  laws,  and the Fund and the  Transfer  Agent will not be liable to  shareholders  or their representatives for compliance with those laws in good faith.

         The  amount of a  distribution  paid on a class of shares may vary from time to time  depending  on market conditions,  the  composition  of the Fund's  portfolio,  and expenses  borne by the Fund or borne  separately by a class.  Dividends  are  calculated  in the same  manner,  at the same  time and on the same day for  shares of each class.  However,  dividends  on Class B and Class C shares  are  expected  to be lower  than  dividends  on Class A shares.  That is due to the effect of the asset-based  sales charge on Class B and Class C shares.  Those dividends will also differ in amount as a  consequence  of any  difference  in net asset value among the  different  class of shares.

Tax Status of the Fund's Dividends and  Distributions.  The Fund intends to qualify under the Internal Revenue Code during each fiscal year to pay  "exempt-interest  dividends" to its  shareholders.  Exempt-interest  dividends that are derived from net investment  income earned by the Fund on municipal  securities  will be excludable  from gross income of shareholders for Federal income tax purposes.

         Net investment  income  includes the allocation of amounts of income from the municipal  securities in the
Fund's  portfolio  that  are  free  from  federal  income  taxes.  This  allocation  will be made by the use of one designated  percentage  applied uniformly to all income dividends paid during the Fund's tax year. That designation will normally be made  following  the end of each fiscal year as to income  dividends  paid in the prior year.  The percentage of income  designated as tax-exempt  may  substantially  differ from the percentage of the Fund's income that was tax-exempt for a given period.

         A  portion  of the  exempt-interest  dividends  paid by the  Fund  may be an item  of tax  preference  for shareholders  subject to the  alternative  minimum tax. The amount of any dividends  attributable to tax preference items for purposes of the  alternative  minimum tax will be identified  when tax  information is distributed by the
Fund.

         A  shareholder  receiving  a dividend  from  income  earned by the Fund from one or more of the  following sources treats the dividend as a receipt of either  ordinary  income or long-term  capital gain in the  computation of gross income, regardless of whether the dividend is reinvested:

(1)      certain  taxable  temporary  investments  (such  as  certificates  of  deposit,   repurchase   agreements,
              commercial paper and obligations of the U.S. government, its agencies and instrumentalities);

(2)      income from securities loans; or

(3)      an excess of net short-term capital gain over net long-term capital loss from the Fund.
(4)      for certain hedging transactions

         The  Fund's  dividends  will  not be  eligible  for the  dividends-received  deduction  for  corporations.
Shareholders  receiving  Social Security  benefits should be aware that  exempt-interest  dividends are a factor in determining  whether such  benefits  are subject to federal  income tax.  Losses  realized by  shareholders  on the redemption  of Fund shares  within six months of purchase  (which  period may be shortened by  regulation)  will be disallowed for federal income tax purposes to the extent of exempt-interest dividends received on such shares.

         If the Fund qualifies as a "regulated  investment  company"  under the Internal  Revenue Code, it will not be liable for federal  income  taxes on amounts  paid by it as  dividends  and  distributions.  That  qualification enables the Fund to "pass  through" its income and realized  capital gains to  shareholders  without  having to pay tax on them.  The Fund qualified as a regulated  investment  company in its last fiscal year and intends to qualify in future  years,  but reserves the right not to qualify.  The Internal  Revenue Code  contains a number of complex tests to determine  whether the Fund  qualifies.  The Fund might not meet those tests in a particular  year.  If it does not  qualify,  the Fund will be treated for tax  purposes as an ordinary  corporation  and will receive no tax deduction for payments of dividends and distributions made to shareholders.

         Under the Internal  Revenue  Code,  by December 31 each year the Fund must  distribute  98% of its taxable investment  income earned from January 1 through  December 31 of that year and 98% of its capital gains realized in the period from  November 1 of the prior year  through  October 31 of the current  year.  If it does not,  the Fund must pay an excise tax on the amounts not  distributed.  It is presently  anticipated that the Fund will meet those requirements.  However,  the Fund's Board of Trustees and the Manager might  determine in a particular year that it would be in the best  interest of  shareholders  not to make  distributions  at the required  levels and to pay the excise tax on the  undistributed  amounts.  That would reduce the amount of income or capital  gains  available for distribution to shareholders.

Dividend  Reinvestment  in Another  Fund.  Shareholders  of the Fund may elect to  reinvest  all  dividends  and/or capital  gains  distributions  in shares of the same  class of any of the other  Oppenheimer  funds  listed  above.
Reinvestment  will be made at net asset value without  sales charge.  To elect this option,  the  shareholder  must notify the  Transfer  Agent in writing and must have an existing  account in the fund  selected  for  reinvestment.
Otherwise the shareholder  must first obtain a prospectus for that fund and an application  from the Transfer Agent to establish  an account.  The  investment  will be made at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution.  Dividends and/or  distributions  from certain of the other Oppenheimer funds may be invested in shares of this Fund on the same basis.

Additional Information About the Fund

The Distributor.  The Fund's shares are sold through dealers,  brokers and other financial institutions that have a sales  agreement  with  OppenheimerFunds  Distributor,  Inc. a  subsidiary  of the Manager  that acts as the Fund's
Distributor.  The Distributor also distributes  shares of the other  Oppenheimer funds and is  sub-distributor  for funds managed by a subsidiary of the Manager.

The Transfer Agent.  OppenheimerFunds  Services,  the Fund's  Transfer  Agent, is a division of the Manager.  It is responsible for maintaining the Fund's  shareholder  registry and shareholder  accounting  records,  and for paying dividends and distributions to shareholders.  It also handles shareholder  servicing and administrative  functions.
It serves as the  Transfer  Agent for an annual per account  fee. It also acts as  shareholder-servicing  agent for the other  Oppenheimer  funds.  Shareholders  should direct inquiries about their accounts to the Transfer Agent at the address and toll-free numbers shown on the back cover.

The Custodian.  Citibank,  N.A. is the custodian bank of the Fund's assets.  The custodian bank's  responsibilities include  safeguarding and controlling the Fund's portfolio  securities and handling the delivery of such securities to and from the Fund. It is the practice of the Fund to deal with the custodian  bank in a manner  uninfluenced  by any  banking  relationship  the  custodian  bank may have with the  Manager  and its  affiliates.  The Fund's  cash balances  with the  custodian  bank in excess of $100,000 are not  protected by Federal  Deposit  Insurance.  Those uninsured balances may at times be substantial.

Independent  Auditors.  Deloitte  & Touche  LLP are the  independent  auditors  of the Fund.  They audit the Fund's financial  statements and perform other related audit  services.  They also act as auditors for certain other funds advised by the Manager and its affiliates.
                                                       A-38

INDEPENDENT AUDITORS' REPORT

================================================================================
 To the Shareholders and Board of Trustees of
 Oppenheimer Intermediate Municipal Fund:

 We have audited the accompanying statement of assets and liabilities of
 Oppenheimer Intermediate Municipal Fund, a series of Oppenheimer Municipal
 Fund, including the statement of investments, as of September 30, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.
 These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.
 We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
 Oppenheimer Intermediate Municipal Fund, a series of Oppenheimer Municipal
 Fund, as of September 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

 Deloitte & Touche LLP

 Denver, Colorado
 October 19, 2001

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS September 30, 2001
--------------------------------------------------------------------------------

                                                        Ratings: Moody's/
                                                                S&P/Fitch          Principal        Market Value
                                                              (Unaudited)             Amount          See Note 1
==================================================================================================================

Municipal Bonds and Notes--98.0%
------------------------------------------------------------------------------------------------------------------
Alaska--3.3%
AK HFA RB, Series A-2, 5.65%, 12/1/10                         Aaa/AAA/AAA         $1,300,000        $  1,385,436
------------------------------------------------------------------------------------------------------------------
Northern Tobacco Securitization Corp./AK
Tobacco Settlement Asset-Backed RB, 6.20%, 6/1/22                Aa3/A/A+          3,000,000           3,208,140
                                                                                                    --------------
                                                                                                       4,593,576
------------------------------------------------------------------------------------------------------------------
California--11.0%
Berkeley, CA HF RRB, Alta Bates Medical Center,
Prerefunded, Series A, 6.50%, 12/1/11                               A2/A+          2,680,000           2,846,106
------------------------------------------------------------------------------------------------------------------
CA SCDAU Revenue REF COP, Cedars-Sinai
Medical Center, 5.26%, 11/1/15/1/                                   A1/NR          2,000,000           2,064,240
------------------------------------------------------------------------------------------------------------------
CA SCDAU Revenue REF COP, Cedars-Sinai
Medical Center, Inverse Floater, 7.98%, 11/1/15/2/                  A1/NR          2,500,000           2,659,375
------------------------------------------------------------------------------------------------------------------
CA SCDAU Revenue REF COP, Cedars-Sinai
Medical Center, MBIA Insured, 6.50%, 8/1/12/3/                    Aaa/AAA          1,000,000           1,170,400
------------------------------------------------------------------------------------------------------------------
Folsom, CA CFD No. 10 SPTX Bonds, 6.30%, 9/1/12                     NR/NR          1,625,000           1,762,670
------------------------------------------------------------------------------------------------------------------
Irvine, CA Improvement Bond Act 1915 Assessment
District No. 97-17 GOLB, 5.90%, 9/2/23                              NR/NR            500,000             502,920
------------------------------------------------------------------------------------------------------------------
Placer, CA USD CAP GOUN, Series A, FGIC Insured,
Zero Coupon, 5.20%, 8/1/18/4/                                 Aaa/AAA/AAA          1,550,000             669,739
------------------------------------------------------------------------------------------------------------------
Riverside Cnty., CA REF COP, Air Force Village
West, Inc., Prerefunded, Series A, 8.125%, 6/15/12                  NR/NR          2,290,000           2,428,934
------------------------------------------------------------------------------------------------------------------
Sacramento, CA Cogeneration RB, Procter & Gamble
Cogeneration Project, Prerefunded, 6.375%, 7/1/10                  NR/AAA            600,000             689,472
------------------------------------------------------------------------------------------------------------------
Sacramento, CA Cogeneration RB, Procter & Gamble
Cogeneration Project, Unrefunded Balance,
6.375%, 7/1/10                                                 NR/BBB/BBB            500,000             540,140
                                                                                                    --------------
                                                                                                      15,333,996
------------------------------------------------------------------------------------------------------------------
Colorado--2.5%
Denver, CO City & Cnty. Airport RB, 9.376%, 11/15/14/1,5/           NR/NR          1,000,000           1,201,240
------------------------------------------------------------------------------------------------------------------
Denver, CO City & Cnty. Airport RB, 9.376%, 11/15/15/1,5/           NR/NR          1,500,000           1,780,815
------------------------------------------------------------------------------------------------------------------
Meridian Metropolitan District, CO GORB, 7.50%,12/1/11            Baa1/NR            500,000             509,595
                                                                                                    --------------
                                                                                                       3,491,650
------------------------------------------------------------------------------------------------------------------
Connecticut--3.2%
CT DAU RB, Mystic Marinelife Aquarium Project,
Series A, 6.875%, 12/1/17                                           NR/NR          1,000,000           1,027,770
------------------------------------------------------------------------------------------------------------------
Mashantucket, CT Western Pequot Tribe Special RB,
Prerefunded, Series A, 6.50%, 9/1/05/5/                           Aaa/AAA          1,240,000           1,402,229
------------------------------------------------------------------------------------------------------------------
Mashantucket, CT Western Pequot Tribe Special RB,
Sub. Lien, Series B, 5.60%, 9/1/09/5/                             Baa3/NR            600,000             627,684
------------------------------------------------------------------------------------------------------------------
Mashantucket, CT Western Pequot Tribe Special RB,
Unrefunded Balance, Series A, 6.50%, 9/1/05/5/                  Baa2/BBB-          1,260,000           1,382,434
                                                                                                    --------------
                                                                                                       4,440,117

12 | OPPENHEIMER INTERMEDIATE MUNICIPAL FUND

                                                        Ratings: Moody's/
                                                                S&P/Fitch          Principal        Market Value
                                                              (Unaudited)             Amount          See Note 1
------------------------------------------------------------------------------------------------------------------

Delaware--0.8%
DE EDAU RB, Student Housing University Courtyard
Project, Series A, 5.75%, 8/1/14                                 NR/AA/AA         $1,080,000        $  1,164,488
------------------------------------------------------------------------------------------------------------------
Florida--3.4%
FL BOE Lottery RB, Series B, FGIC Insured,
5.25%, 7/1/18                                                 Aaa/AAA/AAA          1,500,000           1,552,905
------------------------------------------------------------------------------------------------------------------
FL HFA MH RRB, Series C, 6%, 8/1/11                                NR/AAA          1,000,000           1,083,390
------------------------------------------------------------------------------------------------------------------
Grand Haven, FL CDD SPAST Bonds, Series A,
6.30%, 5/1/02                                                       NR/NR          1,111,000           1,114,266
------------------------------------------------------------------------------------------------------------------
Miami Beach, FL HFAU RRB, Mount Sinai Medical Center,
Series A, 6.125%, 11/15/11                                      Baa3/BBB-          1,000,000           1,044,020
                                                                                                    --------------
                                                                                                       4,794,581
------------------------------------------------------------------------------------------------------------------
Hawaii--0.8%
HI Airport System RRB, Series B, FGIC Insured,
6.50%, 7/1/15                                                 Aaa/AAA/AAA          1,000,000           1,131,890
------------------------------------------------------------------------------------------------------------------
Illinois--6.8%
Chicago, IL BOE GOB, Chicago School Reform Project,
MBIA Insured, 6.25%, 12/1/11                                  Aaa/AAA/AAA          1,000,000           1,170,520
------------------------------------------------------------------------------------------------------------------
Chicago, IL Metropolitan Water Reclamation
District RB, Capital Improvement, Series A,
5.25%, 12/1/09                                                Aa1/AA+/AAA          1,500,000           1,630,110
------------------------------------------------------------------------------------------------------------------
Du Page Cnty., IL Forest Preserve GOLB, Zero Coupon,
5.70%, 11/1/17/4/                                                 Aaa/AAA          4,000,000           1,773,160
------------------------------------------------------------------------------------------------------------------
IL Education FA RB, DePaul University,
5.625%, 10/1/16                                               Aaa/AAA/AAA          1,000,000           1,070,290
------------------------------------------------------------------------------------------------------------------
IL HFAU RRB, Franciscan Sisters Health Care Project,
Escrowed to Maturity, Series C, MBIA Insured,
6%, 9/1/09                                                    Aaa/AAA/AAA          2,000,000           2,222,960
------------------------------------------------------------------------------------------------------------------
IL Regional Transportation Authority RB,
MBIA Insured, 6.25%, 7/1/14                                   Aaa/AAA/AAA          1,005,000           1,181,187
------------------------------------------------------------------------------------------------------------------
Southwestern IL DAU Hospital RB, St. Elizabeth
Medical Center, 8%, 6/1/10                                           NR/A            500,000             507,050
                                                                                                    --------------
                                                                                                       9,555,277
------------------------------------------------------------------------------------------------------------------
Indiana--2.8%
IN Bond Bank RB, State Revolving Fund Program,
Series A, 6.875%, 2/1/12                                           NR/AAA          1,135,000           1,273,039
------------------------------------------------------------------------------------------------------------------
Indianapolis, IN Airport Authority RB, SPF Federal
Express Corp. Project, 7.10%, 1/15/17                            Baa2/BBB          2,500,000           2,638,600
                                                                                                    --------------
                                                                                                       3,911,639
------------------------------------------------------------------------------------------------------------------
Kentucky--0.5%
Kenton Cnty., KY AB RB, SPF Delta Airlines Project,
Series A, 6.125%, 2/1/22                                          Ba2/BB+            910,000             742,196
------------------------------------------------------------------------------------------------------------------
Maine--0.6%
ME Educational LMC Student Loan RRB, Series A-4,
6.05%, 11/1/04                                                     Aaa/NR            750,000             797,347

13 | OPPENHEIMER INTERMEDIATE MUNICIPAL FUND

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS Continued
--------------------------------------------------------------------------------

                                                        Ratings: Moody's/
                                                                S&P/Fitch          Principal        Market Value
                                                              (Unaudited)             Amount          See Note 1
------------------------------------------------------------------------------------------------------------------

Massachusetts--1.6%
MA POAU RB, Series 1999A, 5.75%, 10/1/29                           B2/BB-         $2,500,000          $2,228,075
------------------------------------------------------------------------------------------------------------------
Michigan--5.3%
Detroit, MI GORB, Series B, FGIC Insured, 7%, 4/1/04              Aaa/AAA          2,000,000           2,198,280
------------------------------------------------------------------------------------------------------------------
Jackson, MI Downtown Development GOB,
FSA Insured, 5.75%, 6/1/13                                    Aaa/AAA/AAA          1,195,000           1,311,536
------------------------------------------------------------------------------------------------------------------
MI Hospital FAU RRB, Greater Detroit Sinai Hospital,
Series 1995, 6%, 1/1/08                                           Baa3/NR          2,500,000           2,488,150
------------------------------------------------------------------------------------------------------------------
Romulus, MI Community Schools RB, 6%, 5/1/12                  Aaa/AAA/AAA          1,250,000           1,424,975
                                                                                                    --------------
                                                                                                       7,422,941
------------------------------------------------------------------------------------------------------------------
Minnesota--0.7%
Minneapolis/St. Paul, MN Metro Airports Commission
SPF RB, Northwest Airlines, Series B, 6.50%, 4/1/25                 NR/NR          1,000,000             941,260
------------------------------------------------------------------------------------------------------------------
Missouri--1.8%
St. Louis, MO Airport RB, 6%, 1/1/04                            Baa3/BBB-          1,250,000           1,294,763
------------------------------------------------------------------------------------------------------------------
St. Louis, MO Airport RB, 6%, 1/1/08                            Baa3/BBB-          1,250,000           1,282,213
                                                                                                    --------------
                                                                                                       2,576,976
------------------------------------------------------------------------------------------------------------------
Nebraska--0.6%
NE Higher Education Loan Program RB, Jr. Sub. Lien,
Series A-6, MBIA Insured, 5.90%, 6/1/03                       Aaa/AAA/AAA            760,000             791,950
------------------------------------------------------------------------------------------------------------------
Nevada--0.7%
Henderson, NV WSS GOB, Series A, FGIC Insured,
5.25%, 9/1/14                                                 Aaa/AAA/AAA          1,000,000           1,039,040
------------------------------------------------------------------------------------------------------------------
New Hampshire--1.6%
Manchester, NH Redevelopment & HAU RB,
Series A, 6.75%, 1/1/14                                            NR/A/A          2,000,000           2,264,220
------------------------------------------------------------------------------------------------------------------
New Jersey--3.9%
NJ EDAU RRB, First Mtg. Franciscan Oaks Project,
5.60%, 10/1/12                                                      NR/NR          2,500,000           2,397,525
------------------------------------------------------------------------------------------------------------------
NJ EDAU RRB, First Mtg. Franciscan Oaks Project,
5.75%, 10/1/23                                                      NR/NR          1,000,000             867,740
------------------------------------------------------------------------------------------------------------------
NJ EDAU SPF RB, Continental Airlines, Inc. Project,
6.25%, 9/15/19                                                     B2/BB-          1,500,000           1,212,555
------------------------------------------------------------------------------------------------------------------
NJ HCF FAU RB, Columbus Hospital, Series A,
7.50%, 7/1/21                                                        B2/B          1,265,000             998,060
                                                                                                    --------------
                                                                                                       5,475,880
------------------------------------------------------------------------------------------------------------------
New York--15.1%
Nassau Cnty., NY Improvement District REF GOUN,
Series F, 7%, 3/1/14                                          Aaa/AAA/AAA          2,000,000           2,393,040
------------------------------------------------------------------------------------------------------------------
NYC GOB, Prerefunded, Series F, 8.40%, 11/15/07               Aaa/AAA/AAA          2,500,000           2,557,850
------------------------------------------------------------------------------------------------------------------
NYC IDAU SPF RB, Terminal One Group Assn. Project,
6%, 1/1/08                                                       A3/A-/A-          2,000,000           2,071,020
------------------------------------------------------------------------------------------------------------------
NYC IDAU SPF RB, Terminal One Group Assn. Project,
6.10%, 1/1/09                                                    A3/A-/A-          2,000,000           2,047,840
------------------------------------------------------------------------------------------------------------------
NYS DA RRB, CUS, Series B, 6%, 7/1/14                              A3/AA-          1,000,000           1,150,100

14 | OPPENHEIMER INTERMEDIATE MUNICIPAL FUND

                                                        Ratings: Moody's/
                                                                S&P/Fitch          Principal        Market Value
                                                              (Unaudited)             Amount          See Note 1
------------------------------------------------------------------------------------------------------------------

New York Continued
NYS DA RRB, Lenox Hill Hospital Obligation
Group, 5.75%, 7/1/17                                             A3/NR/A-         $1,000,000          $1,058,750
------------------------------------------------------------------------------------------------------------------
NYS DA RRB, Mount Sinai Health, Series A,
6.50%, 7/1/15                                                    Baa2/BBB          1,000,000           1,111,350
------------------------------------------------------------------------------------------------------------------
NYS HFA RRB, NYC HF, Series A, 6.375%, 11/1/04                       A3/A          2,000,000           2,188,220
------------------------------------------------------------------------------------------------------------------
NYS MTAU Dedicated Tax Fund RB, Series A,
FGIC Insured, 6.125%, 4/1/14                                  Aaa/AAA/AAA          1,000,000           1,143,670
------------------------------------------------------------------------------------------------------------------
NYS Thruway Authority Service Contract RRB,
6%, 4/1/11                                                         A3/AA-          2,500,000           2,821,000
------------------------------------------------------------------------------------------------------------------
Onondaga Cnty., NY IDA SWD Facility RRB, Solvay
Paperboard LLC Project, 6.80%, 11/1/14                              NR/NR          2,500,000           2,595,825
                                                                                                    --------------
                                                                                                      21,138,665
------------------------------------------------------------------------------------------------------------------
Ohio--3.3%
Montgomery Cnty., OH HCF RRB, Series B, 6%, 2/1/10                  NR/NR          1,000,000             865,550
------------------------------------------------------------------------------------------------------------------
OH Air Quality DAU PC RRB, Ohio Edison,
Series C, 5.80%, 6/1/04                                         Baa3/BBB-          2,000,000           2,086,800
------------------------------------------------------------------------------------------------------------------
OH Air Quality DAU PC RRB, Series A, 6.10%, 8/1/20               Baa3/BBB          1,500,000           1,532,625
------------------------------------------------------------------------------------------------------------------
OH Solid Waste RB, Republic Engineered Steels,
Inc. Project, 9%, 6/1/21/6,7/                                       NR/NR          1,600,000              64,000
                                                                                                    --------------
                                                                                                       4,548,975
------------------------------------------------------------------------------------------------------------------
Oklahoma--2.2%
OK Industrial Authority Health Systems RB, Baptist
Medical Center, Series C, AMBAC Insured,
7%, 8/15/05                                                   Aaa/AAA/AAA            955,000           1,094,478
------------------------------------------------------------------------------------------------------------------
Tulsa, OK Municipal Airport Trust RRB, American
Airlines/AMR Corp., 7.35%, 12/1/11                                 Ba2/BB          2,000,000           1,934,540
                                                                                                    --------------
                                                                                                       3,029,018
------------------------------------------------------------------------------------------------------------------
Pennsylvania--11.1%
Allegheny Cnty., PA HDAU RB, West Pennsylvania
Health System, Series B, 9.25%, 11/15/22                         B1/B+/B+          1,250,000           1,318,238
------------------------------------------------------------------------------------------------------------------
Carbon Cnty., PA IDAU RRB, Panther Creek Partners
Project, 6.65%, 5/1/10                                            NR/BBB-          2,000,000           2,134,520
------------------------------------------------------------------------------------------------------------------
Lehigh Cnty., PA GP RRB, Kidspeace Obligation Group,
6%, 11/1/18                                                        Ba2/NR          3,500,000           3,166,905
------------------------------------------------------------------------------------------------------------------
PA EDFAU RR RB, Northampton Generating, Sr. Lien,
Series A, 6.40%, 1/1/09                                           NR/BBB-          2,500,000           2,552,675
------------------------------------------------------------------------------------------------------------------
Philadelphia, PA Airport RB, FGIC Insured,
5.375%, 6/15/14                                               Aaa/AAA/AAA          2,000,000           2,087,320
------------------------------------------------------------------------------------------------------------------
Philadelphia, PA Airport RRB, FGIC Insured,
5.375%, 6/15/12                                               Aaa/AAA/AAA          1,500,000           1,588,650
------------------------------------------------------------------------------------------------------------------
Schuylkill Cnty., PA IDAU RR RRB, Schuylkill Energy
Resources, Inc., 6.50%, 1/1/10                                      NR/NR          2,670,000           2,694,484
                                                                                                    --------------
                                                                                                      15,542,792

15 | OPPENHEIMER INTERMEDIATE MUNICIPAL FUND

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS Continued
--------------------------------------------------------------------------------

                                                        Ratings: Moody's/
                                                                S&P/Fitch          Principal        Market Value
                                                              (Unaudited)             Amount          See Note 1
------------------------------------------------------------------------------------------------------------------

South Carolina--1.7%
Florence Cnty., SC IDV RB, Stone Container Project,
7.375%, 2/1/07                                                      NR/NR         $  710,000            $711,889
------------------------------------------------------------------------------------------------------------------
SC Tobacco Settlement Revenue Management
Authority RB, Series 850-A, 8.80%, 5/15/22/1,5/                     NR/NR          1,500,000           1,658,805
                                                                                                    --------------
                                                                                                       2,370,694
------------------------------------------------------------------------------------------------------------------
Tennessee--1.3%
Memphis & Shelby Cnty., TN Airport Authority
RRB, Series A, MBIA Insured, 6.25%, 2/15/11                       Aaa/AAA          1,000,000           1,148,750
------------------------------------------------------------------------------------------------------------------
Shelby Cnty., TN REF CAP GOUN, Series B, Zero Coupon,
4.36%, 12/1/11/4/                                                 Aa3/AA+          1,000,000             640,290
                                                                                                    --------------
                                                                                                       1,789,040
------------------------------------------------------------------------------------------------------------------
Texas--3.3%
Brazos River Authority, TX PC RRB, Texas Utilities
Electric Co., Series B, 5.05%, 6/1/30                            Baa1/BBB          1,000,000           1,023,540
------------------------------------------------------------------------------------------------------------------
Dallas-Fort Worth, TX International Airport Facilities
Improvement Corp. RB, American Airlines, Inc.,
7.25%, 11/1/30                                                     Ba2/BB          1,000,000             903,020
------------------------------------------------------------------------------------------------------------------
North Central TX HFDC RB, Series A, 7%, 11/15/10                    NR/NR          1,100,000           1,113,167
------------------------------------------------------------------------------------------------------------------
Terrell, TX ISD REF CAP GOUN, Zero Coupon,
5.46%, 8/1/16/4/                                                  Aaa/AAA          2,000,000             945,780
------------------------------------------------------------------------------------------------------------------
Willis, TX ISD CAP GOUN, Zero Coupon,
4.99%, 2/15/12/4/                                                  Aaa/NR          1,000,000             621,800
                                                                                                    --------------
                                                                                                       4,607,307
------------------------------------------------------------------------------------------------------------------
Utah--1.5%
Davis Cnty., UT Solid Waste Management & Recovery RRB,
Special Service District, Prerefunded, 6.125%, 6/15/09              Aaa/A          2,000,000           2,164,620
------------------------------------------------------------------------------------------------------------------
Vermont--0.7%
VT SAC Educational Loan RB, Series A-3, FSA Insured,
6.25%, 6/15/03                                                    Aaa/AAA            900,000             935,586
------------------------------------------------------------------------------------------------------------------
Washington--2.6%
Port Seattle, WA SPF RB, Series B, 5.75%, 9/1/14              Aaa/AAA/AAA          1,280,000           1,379,827
------------------------------------------------------------------------------------------------------------------
WA GOUN, Series S-5, FGIC Insured, Zero Coupon,
5.34%, 1/1/18/4/                                              Aaa/AAA/AAA          2,000,000             860,400
------------------------------------------------------------------------------------------------------------------
WA PP Supply System RRB, Nuclear Project No. 2,
Series A, FGIC Insured, Zero Coupon, 4.49%, 7/1/09/4/         Aaa/AAA/AAA          2,000,000           1,438,840
                                                                                                    --------------
                                                                                                       3,679,067
------------------------------------------------------------------------------------------------------------------
District of Columbia--0.8%
DC Hospital RRB, Medlantic Healthcare Group,
Series A, MBIA Insured, 6%, 8/15/12                           Aaa/AAA/AAA          1,000,000           1,154,440

16 | OPPENHEIMER INTERMEDIATE MUNICIPAL FUND

                                                        Ratings: Moody's/
                                                                S&P/Fitch          Principal        Market Value
                                                              (Unaudited)             Amount          See Note 1
------------------------------------------------------------------------------------------------------------------

U.S. Possessions--2.5%
PR Municipal FAU GOB, Series PA-638A, 9.241%, 8/1/13/1,5/           NR/NR         $1,925,000          $2,372,351
------------------------------------------------------------------------------------------------------------------
Virgin Islands PFAU RB, Series A, 5.625%, 10/1/10                 NR/BBB-          1,000,000           1,081,410
                                                                                                    --------------
                                                                                                       3,453,761
                                                                                                    --------------
Total Municipal Bonds and Notes (Cost $132,965,630)                                                  137,111,064

==================================================================================================================

Short-Term Tax-Exempt Obligations--0.3%
MO Educational & HFAU RB, Washington University,
Series C, 2.60%, 10/1/01/1/ (Cost $400,000)                                          400,000             400,000
------------------------------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $133,365,630)                                         98.3%        137,511,064
------------------------------------------------------------------------------------------------------------------
Other Assets Net of Liabilities                                                          1.7           2,346,776
                                                                                   -------------------------------
Net Assets                                                                            100.0%        $139,857,840
                                                                                   ===============================

Footnotes to Statement of Investments

To simplify the listings of securities, abbreviations are used per the table below:

AB        Airport Board
BOE       Board of Education
CAP       Capital Appreciation
CDD       Community Development District
CFD       Community Facilities District
COP       Certificates of Participation
CUS       City University System
DA        Dormitory Authority
DAU       Development Authority
EDAU      Economic Development Authority
EDFAU     Economic Development Finance Authority
FA        Facilities Authority
FAU       Finance Authority
GP        General Purpose
GOB       General Obligation Bonds
GOLB      General Obligation Limited Bonds
GORB      General Obligation Refunding Bonds
GOUN      General Obligation Unlimited Nts.
HAU       Housing Authority
HCF       Health Care Facilities
HDAU      Hospital Development Authority
HF        Health Facilities
HFA       Housing Finance Agency
HFAU      Health Facilities Authority
HFDC      Health Facilities Development Corp.
IDV       Industrial Development
IDA       Industrial Development Agency
IDAU      Industrial Development Authority
ISD       Independent School District
LMC       Loan Marketing Corp.
MH        Multifamily Housing
MTAU      Metropolitan Transportation Authority
NYC       New York City
NYS       New York State
PC        Pollution Control
PFAU      Public Finance Authority
POAU      Port Authority
PP        Public Power
RB        Revenue Bonds
REF       Refunding
RR        Resource Recovery
RRB       Revenue Refunding Bonds
SAC       Student Assistance Corp.
SCDAU     Statewide Communities Development Authority
SPAST     Special Assessment
SPF       Special Facilities
SPTX      Special Tax
SWD       Solid Waste Disposal
USD       Unified School District
WSS       Water & Sewer System

17 | OPPENHEIMER INTERMEDIATE MUNICIPAL FUND

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS Continued
--------------------------------------------------------------------------------

Footnotes to Statement of Investments Continued

1. Represents the current interest rate for a variable or increasing rate security.
2. Represents the current interest rate for a variable rate bond known as an
"inverse floater". See Note 1 of Notes to Financial Statements.
3. Securities with an aggregate market value of $485,716 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 5 of Notes to Financial Statements.
4. Zero coupon bond reflects the effective yield on the date of purchase.
5. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of
Trustees. These securities amount to $10,425,558 or 7.45% of the Fund's net assets as of September 30, 2001.
6. Identifies issues considered to be illiquid--See Note 6 of Notes to Financial
Statements.
7. Issuer is in default.

As of September 30, 2001, securities subject to the alternative minimum tax amount to $35,605,452 or 25.46% of the Fund's net assets. See accompanying Notes to Financial Statements.

18 | OPPENHEIMER INTERMEDIATE MUNICIPAL FUND

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES September 30, 2001
--------------------------------------------------------------------------------

==============================================================================================================

 Assets
 Investments, at value (cost $133,365,630)--see accompanying statement                          $137,511,064
--------------------------------------------------------------------------------------------------------------
 Cash                                                                                                332,840
--------------------------------------------------------------------------------------------------------------
 Receivables and other assets:
 Interest                                                                                          2,308,442
 Shares of beneficial interest sold                                                                  390,010
 Other                                                                                                16,839
                                                                                                --------------
 Total assets                                                                                    140,559,195
==============================================================================================================
 Liabilities
 Payables and other liabilities:
 Dividends                                                                                           364,370
 Shares of beneficial interest redeemed                                                              129,378
 Distribution and service plan fees                                                                   84,657
 Shareholder reports                                                                                  74,344
 Daily variation on futures contracts                                                                 33,313
 Transfer and shareholder servicing agent fees                                                         5,609
 Trustees' compensation                                                                                  123
 Other                                                                                                 9,561
                                                                                                 -------------
 Total liabilities                                                                                   701,355
==============================================================================================================
 Net Assets                                                                                     $139,857,840
                                                                                                ==============
==============================================================================================================
 Composition of Net Assets
 Paid-in capital                                                                                $142,045,398
--------------------------------------------------------------------------------------------------------------
 Undistributed (overdistributed) net investment income                                               104,098
--------------------------------------------------------------------------------------------------------------
 Accumulated net realized gain (loss) on investment transactions                                  (6,529,715)
--------------------------------------------------------------------------------------------------------------
 Net unrealized appreciation (depreciation) on investments                                         4,238,059
                                                                                                --------------
 Net Assets                                                                                     $139,857,840
                                                                                                ==============
==============================================================================================================
 Net Asset Value Per Share
 Class A Shares:

 Net asset value and redemption price per share (based on net assets of
 $100,734,074 and 6,849,259 shares of beneficial interest outstanding)                               $14.71
 Maximum offering price per share (net asset value plus sales charge
 of 3.50% of offering price)                                                                         $15.24
--------------------------------------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $19,519,486
 and 1,327,924 shares of beneficial interest outstanding)                                            $14.70
--------------------------------------------------------------------------------------------------------------
 Class C Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $19,604,280
 and 1,335,892 shares of beneficial interest outstanding)                                            $14.68

See accompanying Notes to Financial Statements.

19 | OPPENHEIMER INTERMEDIATE MUNICIPAL FUND

STATEMENT OF OPERATIONS For the Year Ended September 30, 2001

==============================================================================================================

 Investment Income
 Interest                                                                                        $ 7,947,984
==============================================================================================================
 Expenses
 Management fees                                                                                     651,264
--------------------------------------------------------------------------------------------------------------
 Distribution and service plan fees:
 Class A                                                                                             234,862
 Class B                                                                                             184,625
 Class C                                                                                             176,739
--------------------------------------------------------------------------------------------------------------
 Shareholder reports                                                                                 109,554
--------------------------------------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees                                                        74,202
--------------------------------------------------------------------------------------------------------------
 Custodian fees and expenses                                                                          17,679
--------------------------------------------------------------------------------------------------------------
 Accounting service fees                                                                              12,000
--------------------------------------------------------------------------------------------------------------
 Trustees' compensation                                                                                5,356
--------------------------------------------------------------------------------------------------------------
 Other                                                                                                59,378
                                                                                                --------------
 Total expenses                                                                                    1,525,659
 Less reduction to custodian expenses                                                                (11,722)
                                                                                                --------------
 Net expenses                                                                                      1,513,937
==============================================================================================================
 Net Investment Income                                                                             6,434,047
==============================================================================================================
 Realized and Unrealized Gain (Loss)
 Net realized gain (loss) on:
 Investments                                                                                        (251,938)
 Closing of futures contracts                                                                       (143,583)
                                                                                                --------------
 Net realized gain (loss)                                                                           (395,521)
--------------------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation (depreciation) on investments                               4,240,189
                                                                                                --------------
 Net realized and unrealized gain (loss)                                                           3,844,668
==============================================================================================================
 Net Increase in Net Assets Resulting from Operations                                            $10,278,715
                                                                                                ==============

See accompanying Notes to Financial Statements.

20 | OPPENHEIMER INTERMEDIATE MUNICIPAL FUND

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

 Year Ended September 30,                                                            2001               2000
==============================================================================================================

 Operations
 Net investment income (loss)                                                $  6,434,047       $  7,113,195
--------------------------------------------------------------------------------------------------------------
 Net realized gain (loss)                                                        (395,521)        (6,134,194)
--------------------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation (depreciation)                           4,240,189          1,698,137
                                                                             ---------------------------------
 Net increase (decrease) in net assets resulting from operations               10,278,715
2,677,138
==============================================================================================================
 Dividends and/or Distributions to Shareholders
 Dividends from net investment income:
 Class A                                                                       (4,855,308)        (5,444,951)
 Class B                                                                         (773,935)          (801,595)
 Class C                                                                         (742,695)          (821,842)
--------------------------------------------------------------------------------------------------------------
 Distributions from net realized gain:
 Class A                                                                               --           (770,641)
 Class B                                                                               --           (124,867)
 Class C                                                                               --           (137,356)
==============================================================================================================
 Beneficial Interest Transactions
 Net increase (decrease) in net assets resulting from
 beneficial interest transactions:
 Class A                                                                       (1,180,556)       (21,194,571)
 Class B                                                                        1,024,890           (237,454)
 Class C                                                                        1,820,600         (3,862,911)
==============================================================================================================
 Net Assets
 Total increase (decrease)                                                      5,571,711        (30,719,050)
--------------------------------------------------------------------------------------------------------------
 Beginning of period                                                          134,286,129        165,005,179
                                                                             ---------------------------------
 End of period [including undistributed (overdistributed)
 net investment income of $104,098 and $41,989, respectively]                $139,857,840       $134,286,129
                                                                             =================================

See accompanying Notes to Financial Statements.

21 | OPPENHEIMER INTERMEDIATE MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

 Class A    Year Ended September 30,                  2001        2000       1999         1998         1997
==============================================================================================================

 Per Share Operating Data
 Net asset value, beginning of period               $  14.28    $  14.76  $   15.65   $    15.16      $ 14.69
--------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                   .73         .72        .72          .69          .80
 Net realized and unrealized gain (loss)                 .42        (.39)      (.88)         .51          .45
                                                    ----------------------------------------------------------
 Total income (loss) from investment operations         1.15         .33       (.16)        1.20         1.25
--------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to
 shareholders:
 Dividends from net investment income                   (.72)       (.72)      (.71)        (.71)        (.78)
 Distributions from net realized gain                     --        (.09)      (.02)          --           --
                                                    ----------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                        (.72)       (.81)      (.73)        (.71)        (.78)
--------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                     $  14.71    $  14.28  $   14.76   $    15.65      $ 15.16
                                                    ==========================================================

==============================================================================================================
 Total Return, at Net Asset Value/1/                    8.22%       2.48%     (1.08)%       8.14%        8.72%

==============================================================================================================
 Ratios/Supplemental Data
 Net assets, end of period (in thousands)           $100,734    $ 99,032  $ 124,273   $  106,909      $87,111
--------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                  $ 97,558    $106,818  $ 118,906   $   97,001      $85,590
--------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:/2/
 Net investment income                                  5.02%       5.13%      4.72%        4.58%        5.35%
 Expenses                                               0.94%       0.94%      0.90%        0.94%/3/     1.02%/3/
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   32%         74%        10%          53%          31%

1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.

22 | OPPENHEIMER INTERMEDIATE MUNICIPAL FUND

 Class B   Year Ended September 30,                    2001        2000        1999        1998         19971/1/
==============================================================================================================

 Per Share Operating Data
 Net asset value, beginning of period               $ 14.28     $ 14.76     $ 15.65     $ 15.16       $ 14.69
--------------------------------------------------------------------------------------------------------------
 Income (loss) from investment
 operations:
 Net investment income                                  .62         .62         .62         .59           .67
 Net realized and unrealized gain (loss)                .41        (.39)       (.89)        .50           .46
                                                  ------------------------------------------------------------
 Total income (loss) from investment operations        1.03         .23        (.27)       1.09          1.13
--------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to
 shareholders:
 Dividends from net investment income                  (.61)       (.62)       (.60)       (.60)         (.66)
 Distributions from net realized gain                    --        (.09)       (.02)         --            --
                                                  ------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                       (.61)       (.71)       (.62)       (.60)         (.66)
--------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                     $ 14.70     $ 14.28     $ 14.76     $ 15.65        $15.16
                                                  ============================================================
==============================================================================================================
 Total Return, at Net Asset Value/2/                  7.34%       1.71%      (1.83)%      7.32%          7.88%
==============================================================================================================
 Ratios/Supplemental Data
 Net assets, end of period (in thousands)           $19,519     $17,972     $18,856     $13,537        $7,690
--------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                  $18,479     $18,498     $17,203     $10,830        $4,763
--------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:/3/
 Net investment income                                 4.25%       4.36%       3.96%       3.92%         4.54%
 Expenses                                              1.70%       1.70%       1.66%       1.69%/4/      1.79%/4/
--------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                 32%         74%         10%         53%           31%

1. Per share amounts calculated based on the average shares outstanding during the period.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.

23 | OPPENHEIMER INTERMEDIATE MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

 Class C Year Ended September 30,                        2001        2000        1999        1998        1997
==============================================================================================================
 Per Share Operating Data
 Net asset value, beginning of period                $  14.25   $   14.73   $   15.62   $   15.13   $   14.67
--------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                    .62         .62         .61         .58         .66
 Net realized and unrealized gain (loss)                  .42        (.39)       (.88)        .51         .47
                                                     --------------------------------------------------------
 Total income (loss) from investment operations          1.04         .23        (.27)       1.09        1.13
--------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to
 shareholders:
 Dividends from net investment income                    (.61)       (.62)       (.60)       (.60)       (.67)
 Distributions from net realized gain                      --        (.09)       (.02)         --          --
--------------------------------------------------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                         (.61)       (.71)       (.62)       (.60)       (.67)
--------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                      $  14.68   $   14.25   $   14.73   $   15.62   $   15.13
                                                     ========================================================
==============================================================================================================
 Total Return, at Net Asset Value/1/                     7.43%       1.71%      (1.84)%      7.34%       7.85%
==============================================================================================================
 Ratios/Supplemental Data
 Net assets, end of period (in thousands)            $ 19,604   $  17,282   $  21,876   $  17,673   $  13,940
--------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                   $ 17,692   $  18,906   $  21,036   $  16,367   $  11,970
--------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:2
 Net investment income                                  4.25%       4.37%       3.96%       3.85%       4.57%
 Expenses                                               1.70%       1.70%       1.66%       1.69%/3/    1.77%/3/
--------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                  32%         74%         10%         53%         31%

1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.

24 | OPPENHEIMER INTERMEDIATE MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS

================================================================================
 1. Significant Accounting Policies
 Oppenheimer Intermediate Municipal Fund (the Fund) is a separate series of
 Oppenheimer Municipal Fund, an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek a high level of current income exempt from federal income tax. The Fund's investment advisor is OppenheimerFunds, Inc.
 (the Manager).

       The Fund offers Class A, Class B and Class C shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-
 end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans.
 Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
 Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities
 (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value.
 Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type"
 debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
--------------------------------------------------------------------------------
 Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Certain of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates.
 As interest rates rise, inverse floaters produce less current income. The price of such securities is more volatile than comparable fixed rate securities. The
 Fund intends to invest no more than 20% of its total assets in inverse floaters. Inverse floaters amount to $2,659,375 as of September 30, 2001.
 Including the effect of leverage, inverse floaters represent 1.89% of the
 Fund's total assets as of September 30, 2001.
--------------------------------------------------------------------------------
 Security Credit Risk. The Fund invests in high yield securities, which may be subject to a greater degree of credit risk, greater market fluctuations and risk of loss of income and principal, and may be more sensitive to economic conditions than lower yielding, higher rated fixed income securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of September 30, 2001, securities with an aggregate market value of $64,000, representing 0.05% of the
 Fund's net assets, were in default.

25 | OPPENHEIMER INTERMEDIATE MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

================================================================================
 1. Significant Accounting Policies Continued
 Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
 Federal Taxes. The Fund intends to continue to comply with provisions of the
 Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

 As of September 30, 2001, the Fund had available for federal income tax purposes unused capital loss carryovers as follows:

      Expiring
      --------------------------
      2008            $  196,064
      2009             5,988,174
                      ----------
      Total           $6,184,238
                      ==========

 As of September 30, 2001, the Fund had approximately $253,000 of post-October losses available to offset future capital gains, if any. Such losses, if unutilized, will expire in 2010.

--------------------------------------------------------------------------------
 Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

--------------------------------------------------------------------------------
 Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

--------------------------------------------------------------------------------
 Investment Income. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
 Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
 Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

26 | OPPENHEIMER INTERMEDIATE MUNICIPAL FUND

=====================================================================================================
2. Shares of Beneficial Interest

 The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:
                                  Year Ended September 30, 2001     Year Ended September 30, 2000
                                      Shares             Amount         Shares             Amount
-----------------------------------------------------------------------------------------------------

 Class A
 Sold                               1,491,339      $  21,763,611      1,163,684      $  16,634,283
 Dividends and/or
 distributions reinvested             245,277          3,571,928        326,801          4,681,187
 Redeemed                          (1,822,371)       (26,516,095)    (2,974,289)       (42,510,041)
                                  -------------------------------------------------------------------
 Net increase (decrease)              (85,755)     $  (1,180,556)    (1,483,804)     $ (21,194,571)
                                   ==================================================================
-----------------------------------------------------------------------------------------------------
 Class B
 Sold                                 344,374      $   5,029,852        332,417      $   4,772,600
 Dividends and/or
 distributions reinvested              32,863            478,430         42,695            611,338
 Redeemed                            (308,042)        (4,483,392)      (394,129)        (5,621,392)
-----------------------------------------------------------------------------------------------------
 Net increase (decrease)               69,195      $   1,024,890        (19,017)     $    (237,454)
                                   ==================================================================
-----------------------------------------------------------------------------------------------------
 Class C

 Sold                                 376,581      $   5,480,486        311,943      $   4,469,853
 Dividends and/or
 distributions reinvested              34,545            502,143         47,117            673,935
 Redeemed                           (287,855)         (4,162,029)      (631,187)        (9,006,699)
                                   ------------------------------------------------------------------
 Net increase (decrease)              123,271      $   1,820,600       (272,127)     $  (3,862,911)
                                   ==================================================================
=====================================================================================================
 3. Purchases and Sales of Securities

 The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended September 30, 2001, were
 $43,979,399 and $42,128,936, respectively.

 As of September 30, 2001, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $133,365,630 was:

             Gross unrealized appreciation                       $ 7,418,496
             Gross unrealized depreciation                        (3,273,062)
                                                                 -----------
             Net unrealized appreciation (depreciation)          $ 4,145,434
                                                                 ===========
=====================================================================================================
 4. Fees and Other Transactions with Affiliates
 Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.50% of the first $100 million of average annual net assets, 0.45% of the next $150 million, 0.425% of the next $250 million and 0.40% of average annual net assets in excess of $500 million. The Fund's management fee for the year ended
 September 30, 2001, was an annualized rate of 0.49%.

27 | OPPENHEIMER INTERMEDIATE MUNICIPAL FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

================================================================================
4. Fees and Other Transactions with Affiliates Continued

Accounting Fees. The Manager acts as the accounting agent for the Fund at an annual fee of $12,000, plus out-of-pocket costs and expenses reasonably incurred.
--------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays
OFS an agreed upon per account fee.
--------------------------------------------------------------------------------
Distribution and Service Plan Fees. Under its General Distributor's Agreement
with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                          Aggregate         Class A    Commissions      Commissions      Commissions
                          Front-End       Front-End     on Class A       on Class B       on Class C
                      Sales Charges   Sales Charges         Shares           Shares           Shares
                         on Class A     Retained by    Advanced by      Advanced by      Advanced by
 Year Ended                  Shares     Distributor   Distributor/1/   Distributor/1/   Distributor/1/
-----------------------------------------------------------------------------------------------------

 September 30, 2001         $88,200         $24,230         $4,248          $65,219          $33,758

 1. The Distributor Advances commission payments to dealers for certain sales of
 Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

                                 Class A                      Class B                        Class C
                     Contingent Deferred          Contingent Deferred            Contingent Deferred
                           Sales Charges                Sales Charges                  Sales Charges
Year Ended       Retained by Distributor      Retained by Distributor        Retained by Distributor
-----------------------------------------------------------------------------------------------------

September 30, 2001                $5,362                     $24,044                            $580

 The Fund has adopted a Service Plan for Class A shares and Distribution and
 Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment
 Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.
--------------------------------------------------------------------------------
 Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to a specified percent of average annual net assets of Class A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed a specified percent of the average annual net assets consisting of Class A shares of the Fund. For the year ended September 30, 2001, payments under the Class A plan totaled
 $234,862, all of which were paid by the Distributor to recipients, and included
 $22,776 paid to an affiliate of the Manager. Any unreimbursed expenses the
 Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.

28 | OPPENHEIMER INTERMEDIATE MUNICIPAL FUND

--------------------------------------------------------------------------------
 Class B and Class C Distribution and Service Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.

       The Distributor retains the asset-based sales charge on Class B shares.
 The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on
 Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.

       The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the
 Fund under the plans. If any plan is terminated by the Fund, the Board of
 Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carryforward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

 Distribution fees paid to the Distributor for the year ended September 30,
 2001, were as follows:

                                                           Distributor's               Distributor's
                                                               Aggregate                   Aggregate
                                                            Unreimbursed                Unreimbursed
                      Total Payments      Amount Retained       Expenses            Expenses as % of
                          Under Plan       by Distributor     Under Plan         Net Assets of Class
-----------------------------------------------------------------------------------------------------

Class B Plan                $184,625             $143,867       $201,494                       1.03%
Class C Plan                 176,739               24,154        415,655                       2.12
=====================================================================================================

 5. Futures Contracts
 A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a particular price on a stipulated future date at a negotiated price. Futures contracts are traded on a commodity exchange. The Fund may buy and sell futures contracts that relate to broadly based securities indices "financial futures" or debt securities "interest rate futures" in order to gain exposure to or to seek to protect against changes in market value of stock and bonds or interest rates. The Fund may also buy or write put or call options on these futures contracts.

       The Fund generally sells futures contracts to hedge against increases in interest rates and decreases in market value of portfolio securities. The Fund may also purchase futures contracts to gain exposure to market changes as it may be more efficient or cost effective than actually buying fixed income securities.

29 | OPPENHEIMER INTERMEDIATE MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

================================================================================
 5. Futures Contracts Continued

      Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

      Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of
 Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin. Realized gains and losses are reported on the Statement of Operations as closing and expiration of futures contracts.

     Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

     As of September 30, 2001, the Fund had outstanding futures contracts as follows:

Unrealized
                               Expiration       Number of         Valuation as of     Appreciation
Contract Description                Dates       Contracts      September 30, 2001    (Depreciation)
-----------------------------------------------------------------------------------------------------

Contracts to Purchas
U.S. Treasury Nts., 5 yr.        12/19/01              38              $4,111,125          $92,625
                                                                                         ============

================================================================================
6. Illiquid Securities

 As of September 30, 2001, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The
 Fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. The aggregate value of illiquid securities subject to this limitation as of
 September 30, 2001, was $64,000, which represents 0.05% of the Fund's net assets.

================================================================================
 7. Bank Borrowings

 The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively.
 Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of
 0.08% per annum.

 The Fund had no borrowings outstanding during the year ended or at September
 30, 2001.

30 | OPPENHEIMER INTERMEDIATE MUNICIPAL FUND

                                                    Appendix A

                                        MUNICIPAL BOND RATINGS DEFINITIONS

Below are summaries of the rating  definitions used by the  nationally-recognized  rating agencies listed below for municipal  securities.  Those ratings  represent the opinion of the agency as to the credit  quality of issues that
they  rate.  The  summaries  below  are  based  upon   publicly-available   information   provided  by  the  rating
organizations.

Moody's Investors Service, Inc. ("Moody's")

LONG-TERM BOND RATINGS

Aaa:  Bonds rated "Aaa" are judged to be the best  quality.  They carry the  smallest  degree of  investment  risk.
Interest  payments are protected by a large or by an  exceptionally  stable  margin and principal is secure.  While the various  protective  elements  are likely to change,  the changes  that can be  expected  are most  unlikely to impair the fundamentally strong position of such issues.

Aa:  Bonds  rated "Aa" are judged to be of high  quality by all  standards.  Together  with the "Aaa"  group,  they comprise what are generally  known as high-grade  bonds.  They are rated lower than the best bonds because  margins of protection may not be as large as with Aaa  securities or  fluctuation of protective  elements may be of greater amplitude or there may be other elements  present which make the long-term risk appear  somewhat larger than the of
"Aaa" securities.

A: Bonds rated "A" possess many  favorable  investment  attributes  and are to be considered as  upper-medium-grade obligations.  Factors  giving  security to  principal  and  interest  are  considered  adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa:  Bonds rated "Baa" are considered  medium-grade  obligations;  that is, they are neither highly  protected nor poorly secured.  Interest  payments and principal  security appear adequate for the present but certain  protective elements may be lacking or may be  characteristically  unreliable  over any great  length of time.  Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

Ba: Bonds rated "Ba" are judged to have  speculative  elements.  Their future  cannot be  considered  well-assured.
Often the  protection  of interest and  principal  payments may be very  moderate and thereby not well  safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds  rated "B"  generally  lack  characteristics  of the  desirable  investment.  Assurance  of  interest  and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa:  Bonds rated  "Caa" are of poor  standing.  Such issues may be in default or there may be present  elements of danger with respect to principal or interest.

Ca:  Bonds rated "Ca"  represent  obligations  which are  speculative  in a high  degree.  Such issues are often in default or have other marked shortcomings.
C: Bonds rated "C" are the lowest class of rated bonds and can be regarded as having  extremely  poor  prospects of ever attaining any real investment standing.

Con. (...): Bonds for which the security  depends on the completion of some act or the  fulfillment of some condition are rated  conditionally.  These bonds are secured by (a) earnings of projects under construction,  (b) earnings of projects  unseasoned  in  operating  experience,  (c) rentals  that begin when  facilities  are  completed,  or (d)
payments to which some other  limiting  condition  attaches.  The  parenthetical  rating  denotes  probable  credit stature upon completion of construction or elimination of the basis of the condition.

Moody's  applies  numerical  modifiers 1, 2, and 3 in each generic rating  classification  from "Aa" through "Caa."
The  modifier  "1"  indicates  that the  obligation  ranks in the higher end of its generic  rating  category;  the modifier "2"  indicates a mid-range  ranking;  and the  modifier  "3"  indicates a ranking in the lower end of that generic rating  category.  Advanced  refunded  issues that are secured by certain  assets are  identified  with a #
symbol.

SHORT-TERM RATINGS - U.S. TAX-EXEMPT MUNICIPALS

There are three ratings for short-term obligations that are investment grade.  Short-term  speculative  obligations are designated  "SG." For variable rate demand  obligations,  a two-component  rating is assigned.  The first (MIG)
element  represents  an  evaluation  by Moody's of the  degree of risk  associated  with  scheduled  principal  and interest  payments.  The second element (VMIG)  represents an evaluation of the degree of risk  associated with the demand feature.

MIG 1/VMIG 1: Denotes superior credit quality.  Excellent  protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing..

MIG 2/VMIG 2: Denotes  strong  credit  quality.  Margins of  protection  are ample  although not as large as in the preceding group.

MIG 3/VMIG 3: Denotes  acceptable  credit  quality.  Liquidity and cash-flow  protection may be narrow,  and market access for refinancing is likely to be less well established.

SG:  Denotes speculative-grade credit quality. Debt instruments in this category may lack margins of protection.

Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. ("Standard & Poor's")

LONG-TERM CREDIT RATINGS

AAA: Bonds rated `AAA' has the highest  rating  assigned by Standard & Poor's.  The obligor's  capacity to meet its financial commitment on the obligation is extremely strong.
AA: Bonds rated `AA' differs from the  highest-rated  obligations only in small degree.  The obligor's  capacity to meet its financial commitment on the obligation is very strong.

A: Bonds rated `A' are somewhat more  susceptible to the adverse effects of changes in  circumstances  and economic conditions  than  obligations in higher-rated  categories.  However,  the obligor's  capacity to meet its financial commitment on the obligation is still strong.

BBB: Bonds rated `BBB' exhibits adequate protection  parameters.  However,  adverse economic conditions or changing circumstances  are more likely to lead to a weakened  capacity of the obligor to meet its  financial  commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated `BB', `B', `CCC', `CC', and `C' are regarded as having significant  speculative  characteristics.
`BB' indicates the least degree of speculation and `C' the highest.  While such  obligations  will likely have some quality and  protective  characteristics,  these may be outweighed  by large  uncertainties  or major  exposures to adverse conditions.

BB: Bonds rated `BB' are less  vulnerable to nonpayment  than other  speculative  issues.  However,  it faces major ongoing uncertainties or exposure to adverse business,  financial, or economic conditions,  which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: Bonds rated `B' are more vulnerable to nonpayment  than  obligations  rated `BB', but the obligor  currently has the  capacity  to meet its  financial  commitment  on the  obligation.  Adverse  business,  financial,  or economic conditions  will likely  impair the  obligor's  capacity or  willingness  to meet its  financial  commitment on the obligation.

CCC:  Bonds rated  `CCC' are  currently  vulnerable  to  nonpayment  and are  dependent  upon  favorable  business, financial,  and economic  conditions  for the obligor to meet its financial  commitment on the  obligation.  In the event of adverse business,  financial,  or economic  conditions,  the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: Bonds rated `CC' are currently highly vulnerable to nonpayment.

C: The `C' rating may be used to cover a situation  where a bankruptcy  petition  has been filed or similar  action has been taken, but payments on this obligation are being continued.

D: Bonds rated `D' are in payment  default.  The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable  grace period has not expired,  unless  Standard & Poor's believes that such  payments  will be made  during  such  grace  period.  The `D'  rating  also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

The ratings  from `AA' to `CCC' may be modified by the addition of a plus or minus sign to show  relative  standing within the major rating categories.

c: The `c'  subscript is used to provide  additional  information  to  investors  that the bank may  terminate  its obligation to purchase  tendered  bonds if the long-term  credit rating of the issuer is below an  investment-grade level and/or the issuer's bonds are deemed taxable.
p: The  letter  `p'  indicates  that the  rating is  provisional.  A  provisional  rating  assumes  the  successful completion  of the  project  financed  by the  debt  being  rated  and  indicates  that  payment  of  debt  service requirements is largely or entirely dependent upon the successful,  timely completion of the project.  This rating, however,  while  addressing  credit  quality  subsequent  to  completion  of the  project,  makes no comment on the likelihood  of or the risk of default  upon  failure of such  completion.  The  investor  should  exercise  his own judgment with respect to such likelihood and risk.

r: The `r'  highlights  derivative,  hybrid,  and certain other  obligations  that  Standard & Poor's  believes may experience  high volatility or high  variability in expected  returns as a result of noncredit  risks.  Examples of such  obligations  are  securities  with  principal  or  interest  return  indexed  to  equities,  commodities,  or currencies;  certain swaps and options; and interest-only and principal-only  mortgage  securities.  The absence of an `r' symbol should not be taken as an indication  that an  obligation  will exhibit no volatility or  variability in total return.

SHORT-TERM ISSUE CREDIT RATINGS

SP-1:  Strong  capacity to pay principal and interest.  An issue with a very strong capacity to pay debt service is given a (+) designation.

SP-2:  Satisfactory  capacity to pay principal  and  interest,  with some  vulnerability  to adverse  financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

Fitch, Inc.

INTERNATIONAL LONG-TERM CREDIT RATINGS

Investment Grade:

AAA:  Highest Credit  Quality.  "AAA" ratings denote the lowest  expectation of credit risk. They are assigned only in the case of exceptionally strong capacity for timely payment of financial  commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit  Quality.  "AA" ratings  denote a very low  expectation  of credit risk.  They indicate a very strong  capacity for timely  payment of financial  commitments.  This capacity is not  significantly  vulnerable to foreseeable events.

A: High Credit  Quality.  "A" ratings  denote a low  expectation of credit risk. The capacity for timely payment of financial  commitments is considered  strong.  This capacity may,  nevertheless,  be more  vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good Credit  Quality.  "BBB" ratings  indicate that there is currently a low  expectation  of credit risk. The capacity for timely payment of financial  commitments is considered adequate,  but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade:

BB: Speculative.  "BB" ratings indicate that there is a possibility of credit risk developing,  particularly as the result of adverse  economic  change over time.  However,  business or  financial  alternatives  may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly  Speculative.  "B" ratings  indicate that  significant  credit risk is present,  but a limited  margin of safety  remains.  Financial  commitments  are  currently  being met.  However,  capacity for  continued  payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC C: High Default Risk. Default is a real possibility.  Capacity for meeting financial  commitments is solely reliant upon sustained,  favorable business or economic developments.  A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, and D: Default.  The ratings of  obligations  in this category are based on their  prospects for achieving partial or full recovery in a  reorganization  or liquidation of the obligor.  While expected  recovery  values are highly  speculative and cannot be estimated with any precision,  the following serve as general  guidelines.  "DDD"
obligations have the highest potential for recovery,  around 90%-100% of outstanding  amounts and accrued interest.
"DD" indicates potential  recoveries in the range of 50%-90%,  and "D" the lowest recovery  potential,  i.e., below
50%.

Entities rated in this category have defaulted on some or all of their  obligations.  Entities rated "DDD" have the highest  prospect for  resumption of performance  or continued  operation  with or without a formal  reorganization process.  Entities rated "DD" and "D" are generally  undergoing a formal  reorganization  or  liquidation  process;
those rated "DD" are likely to satisfy a higher  portion of their  outstanding  obligations,  while  entities rated
"D" have a poor prospect for repaying all obligations.

Plus (+) and minus (-) signs may be appended to a rating symbol to denote  relative  status within the major rating categories.  Plus and minus  signs are not  added to the  "AAA"  category  or to  categories  below  "CCC,"  nor to short-term ratings other than "F1" (see below).

INTERNATIONAL SHORT-TERM CREDIT RATINGS

F1: Highest credit quality.  Strongest capacity for timely payment of financial commitments.  May have an added "+"
to denote any exceptionally strong credit feature.

F2: Good credit quality.  A satisfactory  capacity for timely payment of financial  commitments,  but the margin of safety is not as great as in the case of higher ratings.
F3: Fair credit  quality.  Capacity for timely  payment of financial  commitments is adequate.  However,  near-term adverse changes could result in a reduction to non-investment grade.

B:  Speculative.  Minimal  capacity for timely payment of financial  commitments,  plus  vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility.  Capacity for meeting financial  commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.

                                                    Appendix B

                                             Industry Classifications

Aerospace/Defense                                            Food and Drug Retailers
Air Transportation                                           Gas Utilities
Asset-Backed                                                 Health Care/Drugs
Auto Parts and Equipment                                     Health Care/Supplies & Services
Automotive                                                   Homebuilders/Real Estate
Bank Holding Companies                                       Hotel/Gaming
Banks                                                        Industrial Services
Beverages                                                    Information Technology
Broadcasting                                                 Insurance
Broker-Dealers                                               Leasing & Factoring
Building Materials                                           Leisure
Cable Television                                             Manufacturing
Chemicals                                                    Metals/Mining
Commercial Finance                                           Nondurable Household Goods
Communication Equipment                                      Office Equipment
Computer Hardware                                            Oil - Domestic
Computer Software                                            Oil - International
Conglomerates                                                Paper
Consumer Finance                                             Photography
Consumer Services                                            Publishing
Containers                                                   Railroads & Truckers
Convenience Stores                                           Restaurants
Department Stores                                            Savings & Loans
Diversified Financial                                        Shipping
Diversified Media                                            Special Purpose Financial
Drug Wholesalers                                             Specialty Printing
Durable Household Goods                                      Specialty Retailing
Education                                                    Steel
Electric Utilities                                           Telecommunications - Long Distance
Electrical Equipment                                         Telephone - Utility
Electronics                                                  Textile, Apparel & Home Furnishings
Energy Services                                              Tobacco
Entertainment/Film                                           Trucks and Parts
Environmental                                                Wireless Services
Food

                                                       C-11
                                                    Appendix C

                          OppenheimerFunds Special Sales Charge Arrangements and Waivers
                          --------------------------------------------------------------

In certain cases, the initial sales charge that applies to purchases of Class A shares1 of the Oppenheimer funds or the contingent deferred sales charge that may apply to Class A, Class B or Class C shares may be waived.2
That is because of the economies of sales efforts realized by OppenheimerFunds Distributor, Inc., (referred to in this document as the "Distributor"), or by dealers or other financial institutions that offer those shares to certain classes of investors.

Not all waivers apply to all funds. For example, waivers relating to Retirement Plans do not apply to Oppenheimer municipal funds, because shares of those funds are not available for purchase by or on behalf of retirement plans. Other waivers apply only to shareholders of certain funds.

For the purposes of some of the waivers described below and in the Prospectus and Statement of Additional
Information of the applicable Oppenheimer funds, the term "Retirement Plan" refers to the following types of plans:
              1)  plans qualified under Sections 401(a) or 401(k) of the Internal Revenue Code,
              2)  non-qualified deferred compensation plans,
              3)  employee benefit plans3
              4)  Group Retirement Plans4
              5)  403(b)(7) custodial plan accounts
              6)  Individual Retirement Accounts ("IRAs"), including traditional IRAs, Roth IRAs, SEP-IRAs,
                  SARSEPs or SIMPLE plans

The interpretation of these provisions as to the applicability of a special arrangement or waiver in a particular case is in the sole discretion of the Distributor or the transfer agent (referred to in this document as the
"Transfer Agent") of the particular Oppenheimer fund. These waivers and special arrangements may be amended or terminated at any time by a particular fund, the Distributor, and/or OppenheimerFunds, Inc. (referred to in this document as the "Manager").

Waivers that apply at the time shares are redeemed must be requested by the shareholder and/or dealer in the redemption request.
I.

                    Applicability of Class A Contingent Deferred Sales Charges in Certain Cases
-------------------------------------------------------------------------------------------------------------------

Purchases of Class A Shares of Oppenheimer Funds That Are Not Subject to Initial Sales Charge but May Be Subject
to the Class A Contingent Deferred Sales Charge (unless a waiver applies).

         There is no initial sales charge on purchases of Class A shares of any of the Oppenheimer funds in the cases listed below. However, these purchases may be subject to the Class A contingent deferred sales charge if redeemed within 18 months (24 months in the case of Oppenheimer Rochester National Municipals and Rochester Fund
Municipals) of the beginning of the calendar month of their purchase, as described in the Prospectus (unless a waiver described elsewhere in this Appendix applies to the redemption). Additionally, on shares purchased under these waivers that are subject to the Class A contingent deferred sales charge, the Distributor will pay the applicable concession described in the Prospectus under "Class A Contingent Deferred Sales Charge."5 This waiver provision applies to:
|_|      Purchases of Class A shares aggregating $1 million or more.
|_|      Purchases of Class A shares by a Retirement Plan that was permitted to purchase such shares at net asset value but subject to a contingent deferred sales charge prior to March 1, 2001. That included plans
              (other than IRA or 403(b)(7) Custodial Plans) that: 1) bought shares costing $500,000 or more, 2)
              had at the time of purchase 100 or more eligible employees or total plan assets of $500,000 or more, or 3) certified to the Distributor that it projects to have annual plan purchases of $200,000 or more.
|_|      Purchases by an OppenheimerFunds-sponsored Rollover IRA, if the purchases are made:
              1)  through a broker, dealer, bank or registered investment adviser that has made special arrangements with the Distributor for those purchases, or
              2)  by a direct rollover of a distribution from a qualified Retirement Plan if the administrator of that Plan has made special arrangements with the Distributor for those purchases.
|_|      Purchases of Class A shares by Retirement Plans that have any of the following record-keeping arrangements:
              1)  The record keeping is performed by Merrill Lynch Pierce Fenner & Smith, Inc. ("Merrill Lynch")
                  on a daily valuation basis for the Retirement Plan. On the date the plan sponsor signs the record-keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets invested in (a) mutual funds, other than those advised or managed by Merrill Lynch
                  Investment Management, L.P. ("MLIM"), that are made available under a Service Agreement between
                  Merrill Lynch and the mutual fund's principal underwriter or distributor, and  (b)  funds advised or managed by MLIM (the funds described in (a) and (b) are referred to as "Applicable
                  Investments").
              2)  The record keeping for the Retirement Plan is performed on a daily valuation basis by a record keeper whose services are provided under a contract or arrangement between the Retirement Plan and Merrill Lynch. On the date the plan sponsor signs the record keeping service agreement with
                  Merrill Lynch, the Plan must have $3 million or more of its assets (excluding assets invested in money market funds) invested in Applicable Investments.
              3)  The record keeping for a Retirement Plan is handled under a service agreement with Merrill
                  Lynch and on the date the plan sponsor signs that agreement, the Plan has 500 or more eligible employees (as determined by the Merrill Lynch plan conversion manager).
|_|      Purchases  by a Retirement  Plan whose record  keeper had a  cost-allocation  agreement  with the Transfer
              Agent on or before March 1, 2001.
II.

                               Waivers of Class A Sales Charges of Oppenheimer Funds
-------------------------------------------------------------------------------------------------------------------

A.   Waivers of Initial and Contingent Deferred Sales Charges for Certain Purchasers.

Class A shares purchased by the following investors are not subject to any Class A sales charges (and no concessions are paid by the Distributor on such purchases):
|_|      The Manager or its affiliates.
|_|      Present or former officers, directors, trustees and employees (and their "immediate families") of the
              Fund, the Manager and its affiliates, and retirement plans established by them for their employees.
              The term "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling's spouse, a spouse's siblings, aunts, uncles, nieces and nephews; relatives by virtue of a remarriage (step-children, step-parents, etc.) are included.
|_|      Registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.
|_|      Dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees.
|_|      Employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and which are identified as such to the Distributor) or with the Distributor. The purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children).
|_|      Dealers, brokers, banks or registered investment advisors that have entered into an agreement with the
              Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients. Those clients may be charged a transaction fee by their dealer, broker, bank or advisor for the purchase or sale of Fund shares.
|_|      Investment advisors and financial planners who have entered into an agreement for this purpose with the
              Distributor and who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.
|_|      "Rabbi trusts" that buy shares for their own accounts, if the purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
|_|      Clients of investment advisors or financial planners (that have entered into an agreement for this purpose with the Distributor) who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements . Each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares.
|_|      Directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons.
|_|      Accounts for which Oppenheimer Capital (or its successor) is the investment advisor (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts.
|_|      A unit investment trust that has entered into an appropriate agreement with the Distributor.
|_|      Dealers, brokers, banks, or registered investment advisers that have entered into an agreement with the
              Distributor to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administration services.
|-|

         Retirement Plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 401(k), 403(b) or 457 of the Internal
              Revenue Code), in each case if those purchases are made through a broker, agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
|_|      A TRAC-2000 401(k) plan (sponsored by the former Quest for Value Advisors) whose Class B or Class C shares of a Former Quest for Value Fund were exchanged for Class A shares of that Fund due to the termination of the Class B and Class C TRAC-2000 program on November 24, 1995.
|_|      A qualified Retirement Plan that had agreed with the former Quest for Value Advisors to purchase shares of any of the Former Quest for Value Funds at net asset value, with such shares to be held through
              DCXchange, a sub-transfer agency mutual fund clearinghouse, if that arrangement was consummated and share purchases commenced by December 31, 1996.

B.   Waivers of Initial and Contingent Deferred Sales Charges in Certain Transactions.

Class A shares issued or purchased in the following transactions are not subject to sales charges (and no concessions are paid by the Distributor on such purchases):
|_|      Shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.
|_|      Shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds (other than Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the Distributor.
|_|      Shares purchased through a broker-dealer that has entered into a special agreement with the Distributor to allow the broker's customers to purchase and pay for shares of Oppenheimer funds using the proceeds of shares redeemed in the prior 30 days from a mutual fund (other than a fund managed by the Manager or any of its subsidiaries) on which an initial sales charge or contingent deferred sales charge was paid. This waiver also applies to shares purchased by exchange of shares of
              Oppenheimer Money Market Fund, Inc. that were purchased and paid for in this manner. This waiver must be requested when the purchase order is placed for shares of the Fund, and the Distributor may require evidence of qualification for this waiver.
|_|      Shares purchased with the proceeds of maturing principal units of any Qualified Unit Investment Liquid
              Trust Series.
|_|      Shares purchased by the reinvestment of loan repayments by a participant in a Retirement Plan for which the Manager or an affiliate acts as sponsor.

C.   Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions.

The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:
|_|      To make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the account value adjusted annually.
|_|      Involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts
              (please refer to "Shareholder Account Rules and Policies," in the applicable fund Prospectus).
|_|      For distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes:
              1)  Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established.
              2)  To return excess contributions.
              3)  To return contributions made due to a mistake of fact.
              4)  Hardship withdrawals, as defined in the plan.6
              5)  Under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code, or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal
                  Revenue Code.
              6)  To meet the minimum distribution requirements of the Internal Revenue Code.
              7)  To make "substantially equal periodic payments" as described in Section 72(t) of the Internal
                  Revenue Code.
              8)  For loans to participants or beneficiaries.
              9)  Separation from service.7
              10) Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) if the plan has made special arrangements with the Distributor.
              11) Plan termination or "in-service distributions," if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.
|_|      For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.
|_|      For distributions from retirement plans that have $10 million or more in plan assets and that have entered into a special agreement with the Distributor.
|_|      For distributions from retirement plans which are part of a retirement plan product or platform offered by certain banks, broker-dealers, financial advisors, insurance companies or record keepers which have entered into a special agreement with the Distributor.
III.                     Waivers of Class B, Class C and Class N Sales Charges of Oppenheimer Funds
-------------------------------------------------------------------------------------------------------------------

The Class B, Class C and Class N contingent deferred sales charges will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below.

A.   Waivers for Redemptions in Certain Cases.

The Class B, Class C and Class N contingent deferred sales charges will be waived for redemptions of shares in the following cases:
|_|      Shares redeemed involuntarily, as described in "Shareholder Account Rules and Policies," in the
              applicable Prospectus.
|_|      Redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder, including a trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.
|_|      Distributions from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.
|_|      Redemptions of Class B shares held by Retirement Plans whose records are maintained on a daily valuation basis by Merrill Lynch or an independent record keeper under a contract with Merrill Lynch.
|_|      Redemptions of Class C shares of Oppenheimer U.S. Government Trust from accounts of clients of financial institutions that have entered into a special arrangement with the Distributor for this purpose.
|_|      Redemptions requested in writing by a Retirement Plan sponsor of Class C shares of an Oppenheimer fund in amounts of $500,000 or more and made more than 12 months after the Retirement Plan's first purchase of Class C shares, if the redemption proceeds are invested in Class N shares of one or more Oppenheimer funds.
|_|      Distributions8 from Retirement Plans or other employee benefit plans for any of the following purposes:
              1)  Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established in an Oppenheimer fund.
              2)  To return excess contributions made to a participant's account.
              3)  To return contributions made due to a mistake of fact.
              4)  To make hardship withdrawals, as defined in the plan.9
              5)  To make distributions required under a Qualified Domestic Relations Order or, in the case of an
                  IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.
              6)  To meet the minimum distribution requirements of the Internal Revenue Code.
              7)  To make "substantially equal periodic payments" as described in Section 72(t) of the Internal
                  Revenue Code.
              8)  For loans to participants or beneficiaries.10
              9)  On account of the participant's separation from service.11
              10) Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) offered as an investment option in a Retirement
                  Plan if the plan has made special arrangements with the Distributor.
              11) Distributions made on account of a plan termination or "in-service" distributions, if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.
              12) For distributions from a participant's account under an Automatic Withdrawal Plan after the participant reaches age 59 1/2, as long as the aggregate value of the distributions does not exceed 10% of the account's value, adjusted annually.
              13) Redemptions of Class B shares under an Automatic Withdrawal Plan for an account other than a
                  Retirement Plan, if the aggregate value of the redeemed shares does not exceed 10% of the account's value, adjusted annually.
              14) For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special arrangement with the Distributor allowing this waiver.
|_|      Redemptions of Class B shares or Class C shares under an Automatic Withdrawal Plan from an account other than a Retirement Plan if the aggregate value of the redeemed shares does not exceed 10% of the account's value annually.

B.   Waivers for Shares Sold or Issued in Certain Transactions.

The contingent deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases:
|_|      Shares sold to the Manager or its affiliates.
|_|      Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.
|_|      Shares issued in plans of reorganization to which the Fund is a party.
|_|      Shares sold to present or former officers, directors, trustees or employees (and their "immediate families" as defined above in Section I.A.) of the Fund, the Manager and its affiliates and retirement plans established by them for their employees.

IV.

  Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were Shareholders of Former
                                                   Quest for Value Funds
-------------------------------------------------------------------------------------------------------------------

The initial and contingent deferred sales charge rates and waivers for Class A, Class B and Class C shares described in the Prospectus or Statement of Additional Information of the Oppenheimer funds are modified as described below for certain persons who were shareholders of the former Quest for Value Funds.  To be eligible, those persons must have been shareholders on November 24, 1995, when OppenheimerFunds, Inc. became the investment advisor to those former Quest for Value Funds. Those funds include:
     Oppenheimer Quest Value Fund, Inc.                       Oppenheimer Small Cap Value Fund
     Oppenheimer Quest Balanced Value Fund                    Oppenheimer Quest Global Value Fund, Inc.
     Oppenheimer Quest Opportunity Value Fund

         These arrangements also apply to shareholders of the following funds when they merged (were reorganized)
into various Oppenheimer funds on November 24, 1995:

     Quest for Value U.S. Government Income Fund              Quest for Value New York Tax-Exempt Fund
     Quest for Value Investment Quality Income Fund           Quest for Value National Tax-Exempt Fund
     Quest for Value Global Income Fund                       Quest for Value California Tax-Exempt Fund

         All of the funds listed above are referred to in this Appendix as the "Former Quest for Value Funds."
The waivers of initial and contingent deferred sales charges described in this Appendix apply to shares of an
Oppenheimer fund that are either:
|_|      acquired by such shareholder pursuant to an exchange of shares of an Oppenheimer fund that was one of the Former Quest for Value Funds, or
|_|      purchased by such shareholder by exchange of shares of another Oppenheimer fund that were acquired pursuant to the merger of any of the Former Quest for Value Funds into that other Oppenheimer fund on November 24, 1995.

A.   Reductions or Waivers of Class A Sales Charges.

|X|      Reduced Class A Initial Sales Charge Rates for Certain Former Quest for Value Funds Shareholders.

Purchases by Groups and Associations.  The following table sets forth the initial sales charge rates for Class A shares purchased by members of "Associations" formed for any purpose other than the purchase of securities. The rates in the table apply if that Association purchased shares of any of the Former Quest for Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995.

-------------------------------- ---------------------------- --------------------------------- ---------------------
Number of Eligible Employees     Initial Sales Charge as a    Initial Sales Charge as a % of    Concession as % of
or Members                       % of Offering Price          Net Amount Invested               Offering Price
-------------------------------- ---------------------------- --------------------------------- ---------------------
-------------------------------- ---------------------------- --------------------------------- ---------------------
9 or Fewer                                  2.50%                          2.56%                       2.00%
-------------------------------- ---------------------------- --------------------------------- ---------------------
-------------------------------- ---------------------------- --------------------------------- ---------------------
At least  10 but not more  than             2.00%                          2.04%                       1.60%
49
-------------------------------- ---------------------------- --------------------------------- ---------------------

-------------------------------------------------------------------------------------------------------------------
         For purchases by Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described in the applicable fund's Prospectus.

         Purchases made under this arrangement qualify for the lower of either the sales charge rate in the table based on the number of members of an Association, or the sales charge rate that applies under the Right of
Accumulation described in the applicable fund's Prospectus and Statement of Additional Information. Individuals
who qualify under this arrangement for reduced sales charge rates as members of Associations also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the
Distributor.

|X|      Waiver of Class A Sales Charges for Certain Shareholders.  Class A shares purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges:
o        Shareholders who were shareholders of the AMA Family of Funds on February 28, 1991 and who acquired shares of any of the Former Quest for Value Funds by merger of a portfolio of the AMA Family of
                  Funds.
o        Shareholders who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.

|X|      Waiver of Class A Contingent Deferred Sales Charge in Certain Transactions.  The Class A contingent deferred sales charge will not apply to redemptions of Class A shares purchased by the following investors who were shareholders of any Former Quest for Value Fund:

         Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship, under the
Employee Retirement Income Security Act of 1974 and regulations adopted under that law.

B.   Class A, Class B and Class C Contingent Deferred Sales Charge Waivers.

|X|      Waivers for Redemptions of Shares Purchased Prior to March 6, 1995.  In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an
Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which such fund merged.
Those shares must have been purchased prior to March 6, 1995 in connection with:
o        withdrawals under an automatic withdrawal plan holding only either Class B or Class C shares if the annual withdrawal does not exceed 10% of the initial value of the account value, adjusted annually, and
o        liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.

|X|      Waivers for Redemptions of Shares Purchased on or After March 6, 1995 but Prior to November 24, 1995. In
the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or
Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for
Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest For Value Fund or into which such Former Quest for Value Fund merged. Those shares must have been purchased on or after March 6, 1995, but prior to November 24, 1995:
o        redemptions following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S. Social Security Administration);
o        withdrawals under an automatic withdrawal plan (but only for Class B or Class C shares) where the annual withdrawals do not exceed 10% of the initial value of the account value; adjusted annually, and
o        liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum account value.

         A shareholder's account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, Class B or Class C shares of the Oppenheimer fund described in this section if the proceeds are invested in the same Class of shares in that fund or another Oppenheimer fund within 90 days after redemption.
V.        Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were Shareholders of
                                    Connecticut Mutual Investment Accounts, Inc.
---------------------------------------------------------------------------------------------------------------------

The initial and contingent deferred sale charge rates and waivers for Class A and Class B shares described in the respective Prospectus (or this Appendix) of the following Oppenheimer funds (each is referred to as a "Fund" in this section):
     Oppenheimer U. S. Government Trust,
     Oppenheimer Bond Fund,
     Oppenheimer Value Fund and
     Oppenheimer Disciplined Allocation Fund
are modified as described below for those Fund shareholders who were shareholders of the following funds
(referred to as the "Former Connecticut Mutual Funds") on March 1, 1996, when OppenheimerFunds, Inc. became the investment adviser to the Former Connecticut Mutual Funds:
     Connecticut Mutual Liquid Account                          Connecticut Mutual Total Return Account
     Connecticut Mutual Government Securities Account           CMIA LifeSpan Capital Appreciation Account
     Connecticut Mutual Income Account                          CMIA LifeSpan Balanced Account
     Connecticut Mutual Growth Account                          CMIA Diversified Income Account

A.   Prior Class A CDSC and Class A Sales Charge Waivers.

|X|      Class A Contingent Deferred Sales Charge. Certain shareholders of a Fund and the other Former
Connecticut Mutual Funds are entitled to continue to make additional purchases of Class A shares at net asset value without a Class A initial sales charge, but subject to the Class A contingent deferred sales charge that was in effect prior to March 18, 1996 (the "prior Class A CDSC"). Under the prior Class A CDSC, if any of those shares are redeemed within one year of purchase, they will be assessed a 1% contingent deferred sales charge on an amount equal to the current market value or the original purchase price of the shares sold, whichever is smaller (in such redemptions, any shares not subject to the prior Class A CDSC will be redeemed first).

         Those shareholders who are eligible for the prior Class A CDSC are:
              1)  persons whose purchases of Class A shares of a Fund and other Former Connecticut Mutual Funds were $500,000 prior to March 18, 1996, as a result of direct purchases or purchases pursuant to the Fund's policies on Combined Purchases or Rights of Accumulation, who still hold those shares in that Fund or other Former Connecticut Mutual Funds, and
              2)  persons whose intended purchases under a Statement of Intention entered into prior to March 18,
                  1996, with the former general distributor of the Former Connecticut Mutual Funds to purchase shares valued at $500,000 or more over a 13-month period entitled those persons to purchase shares at net asset value without being subject to the Class A initial sales charge

         Any of the Class A shares of a Fund and the other Former Connecticut Mutual Funds that were purchased at net asset value prior to March 18, 1996, remain subject to the prior Class A CDSC, or if any additional shares are purchased by those shareholders at net asset value pursuant to this arrangement they will be subject to the prior Class A CDSC.

|X|

         Class A Sales Charge Waivers. Additional Class A shares of a Fund may be purchased without a sales charge, by a person who was in one (or more) of the categories below and acquired Class A shares prior to March
18, 1996, and still holds Class A shares:
              1)  any purchaser, provided the total initial amount invested in the Fund or any one or more of the
                  Former Connecticut Mutual Funds totaled $500,000 or more, including investments made pursuant to the Combined Purchases, Statement of Intention and Rights of Accumulation features available at the time of the initial purchase and such investment is still held in one or more of the
                  Former Connecticut Mutual Funds or a Fund into which such Fund merged;
              2)  any participant in a qualified plan, provided that the total initial amount invested by the plan in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more;
              3)  Directors of the Fund or any one or more of the Former Connecticut Mutual Funds and members of their immediate families;
              4)  employee benefit plans sponsored by Connecticut Mutual Financial Services, L.L.C. ("CMFS"), the
                  prior distributor of the Former Connecticut Mutual Funds, and its affiliated companies;
              5)  one or more members of a group of at least 1,000 persons (and persons who are retirees from such group) engaged in a common business, profession, civic or charitable endeavor or other activity, and the spouses and minor dependent children of such persons, pursuant to a marketing program between CMFS and such group; and
              6)  an institution acting as a fiduciary on behalf of an individual or individuals, if such institution was directly compensated by the individual(s) for recommending the purchase of the shares of the Fund or any one or more of the Former Connecticut Mutual Funds, provided the institution had an agreement with CMFS.

         Purchases of Class A shares made pursuant to (1) and (2) above may be subject to the Class A CDSC of the
Former Connecticut Mutual Funds described above.

         Additionally, Class A shares of a Fund may be purchased without a sales charge by any holder of a variable annuity contract issued in New York State by Connecticut Mutual Life Insurance Company through the
Panorama Separate Account which is beyond the applicable surrender charge period and which was used to fund a qualified plan, if that holder exchanges the variable annuity contract proceeds to buy Class A shares of the Fund.

B.   Class A and Class B Contingent Deferred Sales Charge Waivers.

In addition to the waivers set forth in the Prospectus and in this Appendix, above, the contingent deferred sales charge will be waived for redemptions of Class A and Class B shares of a Fund and exchanges of Class A or Class B shares of a Fund into Class A or Class B shares of a Former Connecticut Mutual Fund provided that the Class A or
Class B shares of the Fund to be redeemed or exchanged were (i) acquired prior to March 18, 1996 or (ii) were acquired by exchange from an Oppenheimer fund that was a Former Connecticut Mutual Fund. Additionally, the shares of such Former Connecticut Mutual Fund must have been purchased prior to March 18, 1996:
     1)  by the estate of a deceased shareholder;
     2)  upon the disability of a shareholder, as defined in Section 72(m)(7) of the Internal Revenue Code;
     3)  for retirement distributions (or loans) to participants or beneficiaries from retirement plans qualified under Sections 401(a) or 403(b)(7)of the Code, or from IRAs, deferred compensation plans created under
         Section 457 of the Code, or other employee benefit plans;
     4)  as tax-free returns of excess contributions to such retirement or employee benefit plans;
     5)  in whole or in part, in connection with shares sold to any state, county, or city, or any instrumentality, department, authority, or agency thereof, that is prohibited by applicable investment laws from paying a sales charge or concession in connection with the purchase of shares of any registered investment management company;
     6)  in connection with the redemption of shares of the Fund due to a combination with another investment company by virtue of a merger, acquisition or similar reorganization transaction;
     7)  in connection with the Fund's right to involuntarily redeem or liquidate the Fund;
     8)  in connection with automatic redemptions of Class A shares and Class B shares in certain retirement plan accounts pursuant to an Automatic Withdrawal Plan but limited to no more than 12% of the original value annually; or
     9)  as involuntary redemptions of shares by operation of law, or under procedures set forth in the Fund's
         Articles of Incorporation, or as adopted by the Board of Directors of the Fund.
VI.                 Special Reduced Sales Charge for Former Shareholders of Advance America Funds, Inc.
-------------------------------------------------------------------------------------------------------------------

Shareholders of Oppenheimer Municipal Bond Fund, Oppenheimer U.S. Government Trust, Oppenheimer Strategic Income
Fund and Oppenheimer Capital Income Fund who acquired (and still hold) shares of those funds as a result of the reorganization of series of Advance America Funds, Inc. into those Oppenheimer funds on October 18, 1991, and who held shares of Advance America Funds, Inc. on March 30, 1990, may purchase Class A shares of those four
Oppenheimer funds at a maximum sales charge rate of 4.50%.
VII.           Sales Charge Waivers on Purchases of Class M Shares of Oppenheimer Convertible Securities Fund
-------------------------------------------------------------------------------------------------------------------

Oppenheimer Convertible Securities Fund (referred to as the "Fund" in this section) may sell Class M shares at net asset value without any initial sales charge to the classes of investors listed below who, prior to March 11,
1996, owned shares of the Fund's then-existing Class A and were permitted to purchase those shares at net asset value without sales charge:
|_|      the Manager and its affiliates,
|_|      present or former officers, directors, trustees and employees (and their "immediate families" as defined in the Fund's Statement of Additional Information) of the Fund, the Manager and its affiliates, and retirement plans established by them or the prior investment advisor of the Fund for their employees,
|_|      registered management investment companies or separate accounts of insurance companies that had an agreement with the Fund's prior investment advisor or distributor for that purpose,
|_|      dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees,
|_|      employees and registered representatives (and their spouses) of dealers or brokers described in the preceding section or financial institutions that have entered into sales arrangements with those dealers or brokers (and whose identity is made known to the Distributor) or with the Distributor, but only if the purchaser certifies to the Distributor at the time of purchase that the purchaser meets these qualifications,
|_|      dealers, brokers, or registered investment advisors that had entered into an agreement with the
              Distributor or the prior distributor of the Fund specifically providing for the use of Class M shares of the Fund in specific investment products made available to their clients, and
|_|      dealers, brokers or registered investment advisors that had entered into an agreement with the
              Distributor or prior distributor of the Fund's shares to sell shares to defined contribution employee retirement plans for which the dealer, broker, or investment advisor provides administrative services.

Oppenheimer Intermediate Municipal Fund

Internet Website:
         www.oppenheimerfunds.com
         ------------------------

Investment Advisor
       OppenheimerFunds, Inc.
       498 Seventh Avenue
       New York, New York 10018

Distributor
       OppenheimerFunds Distributor, Inc.
       498 Seventh Avenue
       New York, New York 10018

Transfer Agent
       OppenheimerFunds Services
       P.O. Box 5270
       Denver, Colorado 80217-5270
       1-800-525-7048

Custodian Bank
       Citibank, N.A.
       399 Park Avenue
       New York, New York 10043

Independent Auditors
       Deloitte & Touche LLP
       555 Seventeenth Street
       Denver, Colorado 80202

Legal Counsel
       Myer, Swanson, Adams & Wolf, P.C.
       1600 Broadway
       Denver, Colorado 80202
1234
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